UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21443

Name of Fund: BlackRock Dividend Achievers™ Trust (BDV)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Dividend Achievers™ Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2010

Date of reporting period: 10/31/2010

Item 1 –	Report to Stockholders

October 31, 2010

Annual Report

►	BlackRock Dividend AchieversTM Trust (BDV)

►	BlackRock Enhanced Dividend AchieversTM Trust (BDJ)

►	BlackRock Strategic Dividend AchieversTM Trust (BDT)

►	BlackRock EcoSolutions Investment Trust (BQR)

►	BlackRock Energy and Resources Trust (BGR)

►	BlackRock Global Opportunities Equity Trust (BOE)

►	BlackRock Health Sciences Trust (BME)

►	BlackRock International Growth and Income Trust (BGY)

►	BlackRock Real Asset Equity Trust (BCF)

►	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

Not FDIC Insured • No Bank Guarantee • May Lose Value

Section 19(b) Disclosure

BlackRock Dividend AchieversTM Trust (BDV), BlackRock Enhanced Dividend AchieversTM Trust (BDJ), BlackRock Strategic Dividend AchieversTM Trust (BDT), BlackRock EcoSolutions Investment Trust (BQR), BlackRock Energy and Resources Trust (BGR), BlackRock Global Opportunities Equity Trust (BOE), BlackRock Health Sciences Trust (BME), BlackRock International Growth and Income Trust (BGY), BlackRock Real Asset Equity Trust (BCF) and BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY) (collectively, the “Trusts”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each have adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a quarterly basis:

Exchange Symbol	Amount Per Common Share
BDV	$0.162500
BDJ	$0.245000
BDT	$0.162500
BQR	$0.300000
BGR	$0.405000
BOE	$0.568750
BME	$0.384375
BGY	$0.340000
BCF	$0.271800
BQY	$0.250000

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan without prior notice if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Trust’s prospectus for a more complete description of its risks.

Please refer to the Additional Information for a cumulative summary of the Section 19(a) notices for each Trust’s current fiscal period. Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website www.blackrock.com.

2	ANNUAL REPORT	OCTOBER 31, 2010

A Letter to Shareholders

Dear Shareholder:

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed but slowly improving economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009. Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The unemployment rate remains stubbornly high in the face of sluggish job gains in the private sector. The US dollar, along with other developed market currencies, has experienced devaluation resulting from aggressively easy monetary and fiscal policies. Given these long-standing conditions, the Federal Reserve Board has announced that additional policy action will be taken to combat deflation and unemployment and promote economic growth.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns — and for many markets, the first significant downturn since the bull market began in March 2009. In the third quarter, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors, along with attractive valuations and expectations for additional quantitative easing, drove equity markets higher, with most markets recapturing their second quarter losses. Stocks continued their rally into the beginning of the fourth quarter, closing out the 12-month period in positive territory. International equities posted gains on both a six- and 12-month basis. In the United States, both large and small cap equities posted robust gains for the 12-month period, while on a six-month basis, large cap stocks remained relatively flat and small caps turned slightly negative.

In fixed income markets, yields fluctuated but declined significantly over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of October 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	0.74%	16.52%
US small cap equities (Russell 2000 Index)	(1.24)	26.58
International equities (MSCI Europe, Australasia, Far East Index)	5.74	8.36
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.12
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	10.63	10.03
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	5.33	8.01
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	3.95	7.78
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.73	19.10

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	OCTOBER 31, 2010	3

Trust Summary as of October 31, 2010	BlackRock Dividend AchieversTM Trust

Trust Overview

BlackRock Dividend AchieversTM Trust’s (BDV) (the “Trust”) investment objective is to provide total return through a combination of current income, capital gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in common stocks included in the universe of common stocks of issuers which Indxis (formerly Mergent), a recognized provider of financial information, has determined are Dividend Achievers™. Each issuer in the Dividend Achievers™ universe has been identified as a U.S. publicly traded company that has consistently increased its regular annual dividend payments for at least each of the last ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance current gains.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended October 31, 2010, the Trust returned 28.15% based on market price and 17.36% based on net asset value (“NAV”). For the same period, the benchmark Indxis Broad Dividend Achievers Index (“Dividend Achievers Index”) (formerly Mergent Broad Dividend Achievers Index) returned 18.27% and the broader market, as measured by the Russell 1000 Index and the Russell 1000 Value Index, returned 17.67% and 15.71%, respectively. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Detracting from performance for the period was security selection in the industrials sector as well as consumer staples and health care, where the Trust’s holdings in more defensive names weighed on performance. The Trust’s cash weighting, though minimal, detracted marginally as markets appreciated. Contributing to performance was stock selection in materials and in the more stable-yielding utilities sector. An underweight allocation to financials proved beneficial as the strong price appreciation seen in the sector early in 2010 trailed off during the year due to significant headwinds, including increased regulation and a tightening competitive environment. In addition, earnings generated through the Trust’s option writing strategy enhanced performance for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BDV
Initial Offering Date	December 23, 2003
Yield based on Closing Market Price as of October 31, 2010 ($9.88)[1]	6.58%
Current Quarterly Distribution per Common Share[2]	$0.1625
Current Annualized Distribution per Common Share[2]	$0.6500

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	10/31/10	10/31/09	Change	High	Low

Market Price	$9.88	$8.27	19.47%	$9.98	$5.88
Net Asset Value	$10.00	$9.14	9.41%	$10.11	$8.86

The following charts show the ten largest holdings and sector allocations of the Trust’s long-term investments:

Ten Largest Holdings

		10/31/10

International Business Machines Corp.		5%
Chevron Corp.		4
Exxon Mobil Corp.		3
Caterpillar, Inc.		3
Johnson & Johnson		3
McDonald’s Corp.		3
AT&T Inc.		3
Abbott Laboratories		3
Procter & Gamble Co. (The)		3
Altria Group, Inc.		3

Sector Allocations

	10/31/10	10/31/09

Consumer Staples	21%	22%
Industrials	14	15
Health Care	12	15
Energy	11	9
Utilities	9	4
Consumer Discretionary	8	8
Financials	7	13
Information Technology	6	6
Materials	6	3
Telecommunication Services	6	5

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	ANNUAL REPORT	OCTOBER 31, 2010

Trust Summary as of October 31, 2010	BlackRock Enhanced Dividend AchieversTM Trust

Trust Overview

BlackRock Enhanced Dividend AchieversTM Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay above average dividends and have the potential for capital appreciation and by utilizing an option writing (selling) strategy to enhance current gains. The Trust invests, under normal market conditions, at least 80% of its assets in common stocks that are included in the universe of common stocks of issuers which Indxis (formerly Mergent) has determined are Dividend Achievers™ and options with exposure to such stocks. Each issuer in the Dividend Achievers™ universe has been identified as a U.S. publicly traded company that has consistently increased its regular annual dividend payments for at least each of the last ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the 12 months ended October 31, 2010, the Trust returned 28.30% based on market price and 15.23% based on NAV. For the same period, the benchmark Dividend Achievers Index returned 18.27% and the broader market, as measured by the Russell 1000 Index and the Russell 1000 Value Index, returned 17.67% and 15.71%, respectively. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period-end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Stock selection in the industrials sector was the primary cause of the Trust’s underperformance relative to the benchmark. The Trust’s cash position hindered relative performance as markets appreciated over the period. Also detracting was stock selection in consumer staples and health care, where the Trust’s holdings in more defensive names weighed on performance. Contributing positively to performance was security selection based on fundamental analyses in materials, utilities, and telecommunication services; the Trust’s holdings in these sectors performed as anticipated and generated meaningful dividend income in an environment where investors avidly sought yield and income. In addition, earnings generated through the Trust’s option writing strategy enhanced performance for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Yield based on Closing Market Price as of October 31, 2010 ($8.99)[1]	10.90%
Current Quarterly Distribution per Common Share[2]	$0.245
Current Annualized Distribution per Common Share[2]	$0.980

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	10/31/10	10/31/09	Change	High	Low

Market Price	$8.99	$7.89	13.94%	$9.28	$7.29
Net Asset Value	$8.32	$8.13	2.34%	$8.64	$7.61

The following charts show the ten largest holdings and sector allocations of the Trust’s long-term investments:

Ten Largest Holdings

		10/31/10

International Business Machines Corp.		5%
Chevron Corp.		4
Exxon Mobil Corp.		4
Johnson & Johnson		3
Caterpillar, Inc.		3
McDonald’s Corp.		3
Procter & Gamble Co. (The)		3
Abbott Laboratories		3
AT&T Inc.		3
Coca-Cola Co. (The)		3

Sector Allocations

	10/31/10	10/31/09

Consumer Staples	21%	22%
Industrials	14	14
Health Care	12	16
Energy	11	9
Utilities	9	4
Consumer Discretionary	8	8
Financials	7	12
Information Technology	6	6
Materials	6	3
Telecommunication Services	6	6

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2010	5

Trust Summary as of October 31, 2010	BlackRock Strategic Dividend AchieversTM Trust

Trust Overview

BlackRock Strategic Dividend AchieversTM Trust’s (BDT) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in common stocks of small to mid-capitalization issuers that pay above average dividends and have the potential for capital appreciation. The Trust invests, under normal market conditions, at least 80% of its assets in common stocks included in the universe of common stocks of issuers which Indxis (formerly Mergent), a recognized provider of financial information, has determined are Dividend Achievers™. Each issuer in the Dividend Achievers™ universe has been identified as a U.S. publicly traded company that has consistently increased its regular annual dividend payments for at least each of the last ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance current gains.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended October 31, 2010, the Trust returned 27.67% based on market price and 21.94% based on NAV. For the same period, the benchmark Dividend Achievers Index returned 18.27% and the broader market, as measured by the Russell 1000 Index and the Russell 1000 Value Index, returned 17.67% and 15.71%, respectively. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Stock selection in the financials sector drove the Trust’s outperformance relative to the benchmark as many of the Trust’s holdings in lower-capitalized financial names delivered strong performance toward the end of 2009 and the first half of 2010. A modestly underweight allocation to health care proved beneficial as did positive stock selection within the sector. A strategic overweight in utilities provided additional outperformance. Detracting from performance was stock selection in materials, where the Trust’s largest holding within the sector turned out to be the worst performing materials stock. Stock selection in consumer staples also had a negative impact. The Trust’s cash position hindered relative performance as markets appreciated over the period. In addition, earnings generated through the Trust’s option writing strategy enhanced performance for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BDT
Initial Offering Date	March 30, 2004
Yield based on Closing Market Price as of October 31, 2010 ($9.98)[1]	6.51%
Current Quarterly Distribution per Common Share[2]	$0.1625
Current Annualized Distribution per Common Share[2]	$0.6500

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	10/31/10	10/31/09	Change	High	Low

Market Price	$9.98	$8.37	19.24%	$10.43	$6.50
Net Asset Value	$11.07	$9.72	13.89%	$11.65	$9.69

The following charts show the ten largest holdings and sector allocations of the Trust’s long-term investments:

Ten Largest Holdings

10/31/10

Stanley Black & Decker, Inc.	2%
Hormel Foods Corp.	2
NSTAR	2
Cincinnati Financial Corp.	2
Aqua America, Inc.	2
Northeast Utilities	2
Cullen/Frost Bankers, Inc.	2
New Jersey Resources Corp.	2
Roper Industries, Inc.	2
Pentair, Inc.	2

Sector Allocations

	10/31/10	10/31/09

Financials	29%	33%
Utilities	23	13
Industrials	17	20
Consumer Staples	9	9
Consumer Discretionary	9	11
Materials	6	6
Information Technology	3	3
Health Care	2	3
Telecommunication Services	1	1
Energy	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	ANNUAL REPORT	OCTOBER 31, 2010

Trust Summary as of October 31, 2010	BlackRock EcoSolutions Investment Trust

Trust Overview

BlackRock EcoSolutions Investment Trust’s (BQR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities issued by companies that are engaged in one or more of New Energy (e.g., products, technologies and services connected to the efficient use of energy or the provision or manufacture of alternative forms of energy), Water Resources and Agriculture business segments. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance current gains.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended October 31, 2010, the Trust returned 28.08% based on market price and 13.04% based on NAV. For the same period, the closed-end Lipper Sector Equity Funds category posted an average return of 28.58% based on market price and 28.74% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s investments in new energy detracted from performance during the period. Wind power companies were the poorest performers due to a loss of momentum in the progression of supportive legislation. Conversely, the Trust derived positive performance from its agriculture investments. Fertilizer companies were the strongest performers as they benefited from improved farming margins due to a rally in grain prices in the latter part of the period. The Trust’s holdings in grain and crop producers also benefited from the strength in grain prices. In addition, earnings generated through the Trust’s option writing strategy enhanced performance for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BQR
Initial Offering Date	September 28, 2007
Yield based on Closing Market Price as of October 31, 2010 ($11.69)[1]	10.27%
Current Quarterly Distribution per Common Share[2]	$0.30
Current Annualized Distribution per Common Share[2]	$1.20

1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	10/31/10	10/31/09	Change	High	Low

Market Price	$11.69	$10.23	14.27%	$12.02	$9.06
Net Asset Value	$10.65	$10.56	0.85%	$11.67	$9.10

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings

10/31/10

Agrium, Inc.	3%
Syngenta AG	2
Potash Corp. of Saskatchewan, Inc.	2
BrasilAgro - Companhia Brasileira de Propriedades Agricolas	2
Johnson Matthey Plc	2
Mosaic Co. (The)	2
Monsanto Co.	2
Aqua America, Inc.	2
Severn Trent Plc	2
Cia de Saneamento de Minas Gerias-COPASA	2

Industry Allocations

	10/31/10	10/31/09

Chemicals	27%	26%
Water Utilities	23	21
Food Products	14	11
Machinery	8	8
Electrical Equipment	6	9
Electric Utilities	3	3
Real Estate Investment Trusts (REITs)	3	3
Electronic Equipment, Instruments & Components	3	3
Commercial Services & Supplies	2	3
Oil, Gas & Consumable Fuels	2	2
Independent Power Producers & Energy Traders	2	3
Multi-Utilities	2	3
Construction & Engineering	2	2
Other[3]	3	3

3

Other includes a 1% holding in each of the following industries; for 10/31/10, Road & Rail, Auto Components and Paper & Forest Products and for 10/31/09, Paper & Forest Products, Road & Rail and Industrial Conglomerates.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2010	7

Trust Summary as of October 31, 2010	BlackRock Energy and Resources Trust

Trust Overview

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance current gains.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended October 31, 2010, the Trust returned 21.95% based on market price and 15.89% based on NAV. For the same period, the closed-end Lipper Sector Equity Funds category returned 28.58% based on market price and 28.74% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s investments in the oil & gas drilling sub-industry detracted from performance for the period. Holdings of Transocean Ltd., Noble Corp. and Diamond Offshore Drilling, Inc. were notable weak performers in this group. Conversely, the Trust’s investments in the oil & gas storage & transportation sub-industry contributed positively to returns, as did holdings within coal & consumable fuels, oil & gas exploration & production and oil & gas equipment & services. In addition, earnings generated through the Trust’s option writing strategy enhanced performance for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BGR
Initial Offering Date	December 29, 2004
Yield based on Closing Market Price as of October 31, 2010 ($25.36)[1]	6.39%
Current Quarterly Distribution per Common Share[2]	$0.405
Current Annualized Distribution per Common Share[2]	$1.620

1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	10/31/10	10/31/09	Change	High	Low

Market Price	$25.36	$22.18	14.34%	$27.43	$20.50
Net Asset Value	$25.87	$23.81	8.65%	$27.97	$22.65

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings

10/31/10

Whiting Petroleum Corp.	6%
Petrohawk Energy Corp.	5
Massey Energy Co.	4
EOG Resources, Inc.	4
Occidental Petroleum Corp.	4
Alpha Natural Resources, Inc.	3
Peabody Energy Corp.	3
Petroleo Brasileiro SA - ADR	3
Anadarko Petroleum Corp.	3
Brigham Exploration Co.	3

Industry Allocations

	10/31/10	10/31/09

Oil, Gas & Consumable Fuels	74%	70%
Energy Equipment & Services	17	20
Metals & Mining	4	4
Gas Utilities	2	4
Pipelines	1	—
Transportation	1	—
Construction & Engineering	1	1
Chemicals	—	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

8	ANNUAL REPORT	OCTOBER 31, 2010

Trust Summary as of October 31, 2010	BlackRock Global Opportunities Equity Trust

Trust Overview

BlackRock Global Opportunities Equity Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and utilizing an option writing (selling) strategy to enhance current gains. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities or options on equity securities or indices or sectors of equity securities. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the 12 months ended October 31, 2010, the Trust returned 17.58% based on market price and 13.76% based on NAV. For the same period, the benchmark MSCI All Country World Index posted a return of 14.10%. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Stock selection within consumer staples, information technology (IT) and telecommunication services negatively impacted relative performance, as did an underweight position in telecommunication services. Conversely, positioning across materials, energy and consumer discretionary aided returns. Approximately half of the portfolio was overwritten during the period. In addition, earnings generated through the Trust’s option writing strategy enhanced performance for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Yield based on Closing Market Price as of October 31, 2010 ($19.06)[1]	11.94%
Current Quarterly Distribution per Common Share[2]	$0.56875
Current Annualized Distribution per Common Share[2]	$2.27500

1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	10/31/10	10/31/09	Change	High	Low

Market Price	$19.06	$18.40	3.59%	$20.61	$11.29
Net Asset Value	$18.68	$18.64	0.21%	$19.97	$16.51

The following charts show the ten largest holdings and geographic allocations of the Trust’s long-term investments:

Ten Largest Holdings

10/31/10

Royal Dutch Shell Plc - ADR	2%
Yara International ASA	1
Apple, Inc.	1
ConocoPhillips	1
Pfizer, Inc.	1
Volkswagen AG, Preference Shares	1
Newmont Mining Corp.	1
ITOCHU Corp.	1
Mosaic Co. (The)	1
PepsiCo, Inc.	1

Geographic Allocations

	10/31/10	10/31/09

United States	44%	46%
United Kingdom	9	7
Germany	7	3
Japan	6	6
Canada	4	4
Hong Kong	3	2
Brazil	3	1
Switzerland	2	5
France	2	5
Spain	2	2
South Korea	2	2
China	2	1
Singapore	—	2
Other[3]	14	14

3

Other includes a 1% holding in each of the following countries; for 10/31/10, Norway, Mexico, Netherlands, Thailand, Sweden, South Africa, Ireland, Indonesia, Denmark, Finland, Belgium, Taiwan, India and Malaysia and for 10/31/09, Italy, Netherlands, Taiwan, India, Bermuda, South Africa, Russia, Israel, Belgium, Mexico, Sweden, New Zealand, Luxembourg and Finland.

ANNUAL REPORT	OCTOBER 31, 2010	9

Trust Summary as of October 31, 2010	BlackRock Health Sciences Trust

Trust Overview

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust utilizes an option writing (selling) strategy to enhance current gains.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended October 31, 2010, the Trust returned 27.33% based on market price and 13.69% based on NAV. For the same period, the benchmark Russell 3000 Healthcare Index returned 14.69%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s underweight relative to the benchmark and stock selection in pharmaceuticals detracted from performance for the period, as did an overweight in the health care providers & services industry. Holding cash on reserve to cover written put exposures detracted modestly from the Trust’s performance as markets generally advanced over the period. Despite underperforming the benchmark during the period, overall stock selection did contribute positively to relative performance. Positioning within the biotechnology, life sciences tools & services, health care services, health care equipment and health care supplies sub-industries all helped contribute to this outcome. Approximately 35% of the portfolio was overwritten during the period. In addition, earnings generated through the Trust’s option writing strategy enhanced performance for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Yield based on Closing Market Price as of October 31, 2010 ($27.14)[1]	5.67%
Current Quarterly Distribution per Common Share[2]	$0.384375
Current Annualized Distribution per Common Share[2]	$1.537500

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	10/31/10	10/31/09	Change	High	Low

Market Price	$27.14	$22.61	20.04%	$27.54	$22.29
Net Asset Value	$27.19	$25.37	7.17%	$28.74	$24.80

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings

10/31/10

Pfizer, Inc.	6%
Celgene Corp.	4
UnitedHealth Group, Inc.	4
Johnson & Johnson	4
Fresenius Medical Care AG & Co. KGaA	4
Abbott Laboratories	3
Gilead Sciences, Inc.	3
DaVita, Inc.	3
AmerisourceBergen Corp.	3
WellPoint, Inc.	3

Industry Allocations

	10/31/10	10/31/09

Health Care Providers & Services	27%	14%
Pharmaceuticals	23	28
Health Care Equipment & Supplies	19	28
Biotechnology	16	13
Life Sciences Tools & Services	9	11
Health Care Technology	5	2
Chemicals	1	—
Food & Staples Retailing	—	3
Industrial Conglomerates	—	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

10	ANNUAL REPORT	OCTOBER 31, 2010

Trust Summary as of October 31, 2010	BlackRock International Growth and Income Trust

Trust Overview

BlackRock International Growth and Income Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to enhance current gains. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities issued by non-U.S. companies of any market capitalization located in countries throughout the world. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the 12 months ended October 31, 2010, the Trust returned 12.49% based on market price and 12.06% based on NAV. For the same period, the benchmark MSCI All Country World Index ex-US returned 12.62%. All returns reflect reinvestment of dividends. The Trust began the period with neither a discount nor a premium to NAV, and ended the period with a premium to NAV, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Stock selection in financials detracted from relative performance as did the Trust’s positions in consumer staples and materials. The Trust’s cash balance also hindered returns as markets advanced during the period. On an absolute basis, positive performance was led by holdings in the materials, industrials and consumer discretionary sectors, which performed well during the period. Relative to the benchmark, the Trust’s underweight position in financials and overweights and stock selection within industrials and consumer discretionary contributed positively to performance. Approximately 60% of the portfolio was overwritten during the period. The option writing strategy had an overall positive impact on performance due to earnings generated over the period. In addition, earnings generated through the Trust’s option writing strategy enhanced performance for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Yield based on Closing Market Price as of October 31, 2010 ($10.56)[1]	12.88%
Current Quarterly Distribution per Common Share[2]	$0.34
Current Annualized Distribution per Common Share[2]	$1.36

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	10/31/10	10/31/09	Change	High	Low

Market Price	$10.56	$10.92	(3.30)%	$12.67	$8.48
Net Asset Value	$10.52	$10.92	(3.66)%	$11.67	$9.22

The following charts show the ten largest holdings and geographic allocations of the Trust’s long-term investments:

Ten Largest Holdings

10/31/10

Royal Dutch Shell Plc - ADR	2%
Yara International ASA	2
HSBC Holdings Plc	1
Nestle SA	1
Imperial Tobacco Group Plc	1
Antofagasta Plc	1
Adaro Energy PT	1
WPP Plc	1
Bumiputra-Commerce Holdings Bhd	1
NSK Ltd.	1

Geographic Allocations

	10/31/10	10/31/09

United Kingdom	20%	17%
Japan	12	12
Canada	10	11
Germany	9	7
Switzerland	7	8
Hong Kong	5	4
Brazil	4	1
Spain	3	2
France	3	9
Taiwan	2	2
China	2	2
South Korea	2	2
Netherlands	2	2
Denmark	2	1
Singapore	2	3
Sweden	2	1
Mexico	2	1
Italy	1	2
Australia	1	3
Russia	—	2
Other[3]	9	8

3

Other includes a 1% holding in each of the following countries; for 10/31/10, Norway, Indonesia, South Africa, United States, Thailand, Malaysia, Belgium, Ireland and Finland and for 10/31/09, Luxembourg, Norway, Malaysia, United States, Belgium, Israel, Greece and India.

ANNUAL REPORT	OCTOBER 31, 2010	11

Trust Summary as of October 31, 2010	BlackRock Real Asset Equity Trust

Trust Overview

BlackRock Real Asset Equity Trust’s (BCF) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of energy, natural resources and basic materials companies and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance current gains.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended October 31, 2010, the Trust returned 28.08% based on market price and 24.65% based on NAV. For the same period, the closed-end Lipper Sector Equity Funds category returned 28.58% based on market price and 28.74% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s investments in the materials sector, particularly in the diversified metals & mining and precious metals & minerals sub-industries, detracted from performance for the period. Conversely, the Trust’s investments in energy contributed positively to returns, particularly within the oil & gas exploration & production sub-industry. Holdings in the coal & consumable fuels, oil & gas equipment & services and integrated oil & gas sub-industries also had a positive impact on performance. In addition, earnings generated through the Trust’s option writing strategy enhanced performance for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BCF
Initial Offering Date	September 29, 2006
Yield based on Closing Market Price as of October 31, 2010 ($13.46)[1]	8.08%
Current Quarterly Distribution per Common Share[2]	$0.2718
Current Annualized Distribution per Common Share[2]	$1.0872

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	10/31/10	10/31/09	Change	High	Low

Market Price	$13.46	$11.45	17.55%	$14.05	$9.92
Net Asset Value	$13.42	$11.73	14.41%	$13.66	$11.10

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings

10/31/10

Rio Tinto Plc	4%
BHP Billiton Plc	4
Vale SA - ADR	4
Xstrata Plc	3
E. I. du Pont de Nemours & Co.	3
Caterpillar, Inc.	3
Praxair, Inc.	2
Industrias Penoles SAB de CV	2
Impala Platinum Holdings Ltd.	2
Vedanta Resources Plc	2

Industry Allocations

	10/31/10	10/31/09

Metals & Mining	45%	43%
Oil, Gas & Consumable Fuels	28	26
Chemicals	11	10
Paper & Forest Products	5	6
Energy Equipment & Services	5	9
Machinery	4	3
Containers & Packaging	1	1
Gas Utilities	1	2

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

12	ANNUAL REPORT	OCTOBER 31, 2010

Trust Summary as of October 31, 2010	BlackRock S&P Quality Rankings Global Equity Managed Trust

Trust Overview

BlackRock S&P Quality Rankings Global Equity Managed Trust’s (BQY) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities of issuers that pay above-average dividends and have the potential for capital appreciation. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities included in the S&P Quality Rankings that are ranked at least B+ by S&P at the time of investment. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance current gains.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the 12 months ended October 31, 2010, the Trust returned 24.67% based on market price and 14.08% based on NAV. For the same period, the benchmark MSCI World Value Index returned 9.62%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s underweight allocation to financials combined with strong stock selection within the sector drove the Trust’s outperformance relative to the benchmark. Stock selection in the industrials and consumer staples sectors made a significant impact, while selection within materials and utilities was also beneficial. Detracting from performance was stock selection within the consumer discretionary sector. The Trust’s cash position hindered relative performance as markets appreciated over the period. An underweight allocation to telecommunication services hurt relative performance, as did stock selection within the energy sector. In addition, earnings generated through the Trust’s option writing strategy enhanced performance for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	BQY
Initial Offering Date	May 28, 2004
Yield based on Closing Market Price as of October 31, 2010 ($13.44)[1]	7.44%
Current Quarterly Distribution per Common Share[2]	$0.25
Current Annualized Distribution per Common Share[2]	$1.00

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gains.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	10/31/10	10/31/09	Change	High	Low

Market Price	$13.44	$11.54	16.46%	$13.49	$10.39
Net Asset Value	$14.26	$13.38	6.58%	$14.62	$12.32

The following charts show the ten largest holdings and geographic allocations of the Trust’s long-term investments:

Ten Largest Holdings

10/31/10

Exxon Mobil Corp.	3%
AT&T Inc.	3
Emerson Electric Co.	2
Chevron Corp.	2
Royal Bank of Canada	2
International Business Machines Corp.	2
Bank of Montreal	2
HSBC Holdings Plc	2
Altria Group, Inc.	2
Bristol-Myers Squibb Co.	2

Geographic Allocations

	10/31/10	10/31/09

United States	50%	46%
United Kingdom	8	11
Canada	7	6
Australia	5	5
Japan	5	6
France	5	5
Sweden	4	4
Germany	4	3
Hong Kong	2	3
Spain	2	3
Italy	2	2
Singapore	2	1
Other[3]	4	5

3	Other includes a 1% holding in each of the following countries; for 10/31/10, Belgium, Switzerland, Portugal and Finland and for 10/31/09, Greece, Switzerland, Finland, Netherlands and Portugal.

ANNUAL REPORT	OCTOBER 31, 2010	13

Derivative Financial Instruments

The Trusts may invest in various derivative instruments, including foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

The Trusts’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

14	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments October 31, 2010	BlackRock Dividend AchieversTM Trust (BDV)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense—5.2%
General Dynamics Corp.	172,800	$11,771,136
Raytheon Co. (a)	128,400	5,916,672
United Technologies Corp. (a)	144,800	10,826,696

		28,514,504

Beverages—6.4%
Brown-Forman Corp., Class B	119,200	7,248,552
Coca-Cola Co. (The)	243,000	14,900,760
PepsiCo, Inc.	195,075	12,738,398

		34,887,710

Capital Markets—0.6%
T. Rowe Price Group, Inc. (a)	62,100	3,432,267

Chemicals—3.9%
Air Products & Chemicals, Inc. (a)	26,800	2,277,196
E.I. du Pont de Nemours & Co.	183,800	8,690,064
PPG Industries, Inc. (a)	60,600	4,648,020
RPM International, Inc.	195,800	4,055,018
Valspar Corp.	54,500	1,749,450

		21,419,748

Commercial Banks—1.8%
Bank of Hawaii Corp.	56,500	2,440,235
Cullen/Frost Bankers, Inc.	47,100	2,469,924
Toronto-Dominion Bank (The) (a)	35,900	2,591,980
U.S. Bancorp (a)	104,400	2,524,392

		10,026,531

Commercial Services & Supplies—0.5%
Pitney Bowes, Inc. (a)	131,854	2,892,877

Computers & Peripherals—5.0%
International Business Machines Corp. (a)	191,800	27,542,480

Diversified Financial Services—1.8%
JPMorgan Chase & Co. (a)	255,600	9,618,228

Diversified Telecommunication—5.7%
AT&T Inc. (a)	611,500	17,427,750
CenturyLink, Inc. (a)	328,800	13,605,744

		31,033,494

Electric Utilities—4.9%
NextEra Energy, Inc.	168,800	9,290,752
Northeast Utilities	248,500	7,773,080
PPL Corp. (a)	77,100	2,073,990
Progress Energy, Inc. (a)	165,000	7,425,000

		26,562,822

Electrical Equipment—2.2%
Emerson Electric Co. (a)	216,500	11,885,850

Energy Equipment & Services—0.7%
Halliburton Co.	119,200	3,797,712

Food & Staples Retailing—1.7%
Sysco Corp. (a)	93,875	2,765,557
Wal-Mart Stores, Inc.	119,075	6,450,293

		9,215,850

Common Stocks	Shares	Value

Food Products—1.4%
General Mills, Inc.	131,000	$4,917,740
Kraft Food, Inc. (a)	89,100	2,875,257

		7,792,997

Gas Utilities—2.3%
Atmos Energy Corp.	116,200	3,422,090
National Fuel Gas Co. (a)	49,500	2,731,410
Questar Corp. (a)	189,500	3,215,815
UGI Corp. (a)	101,300	3,048,117

		12,417,432

Health Care Equipment & Supplies—1.9%
Becton, Dickinson and Co. (a)	40,200	3,035,904
Medtronic, Inc. (a)	213,200	7,506,772

		10,542,676

Hotels Restaurants & Leisure—3.3%
McDonald’s Corp.	230,200	17,902,654

Household Products—6.3%
Clorox Co. (a)	89,000	5,922,950
Colgate-Palmolive Co.	61,100	4,712,032
Kimberly-Clark Corp.	104,750	6,634,865
Procter & Gamble Co. (The)	265,475	16,876,246

		34,146,093

Industrial Conglomerates—2.6%
3M Co. (a)	132,100	11,125,462
General Electric Co. (a)	186,400	2,986,128

		14,111,590

Insurance—2.8%
Chubb Corp.	109,100	6,329,982
Travelers Cos., Inc. (The)	161,300	8,903,760

		15,233,742

IT Services—0.7%
Automatic Data Processing, Inc. (a)	54,800	2,434,216
Paychex, Inc. (a)	50,900	1,409,930

		3,844,146

Machinery—3.7%
Caterpillar, Inc. (a)	235,900	18,541,740
Pentair, Inc. (a)	42,600	1,394,298

		19,936,038

Media—0.3%
McGraw-Hill Cos., Inc. (The) (a)	40,600	1,528,590

Metals & Mining—1.9%
BHP Billiton Ltd. - ADR (a)	89,700	7,408,323
Nucor Corp. (a)	73,500	2,809,170

		10,217,493

Multi-Utilities—0.9%
NSTAR	73,800	3,078,198
Vectren Corp.	66,900	1,831,722

		4,909,920

Portfolio Abbreviations

To simplify the listings of the portfolio holdings in the Trusts Schedule of Investments, the names and descriptions of many securities have been abbreviated according to the following list:

ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazil Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Neuvo Sol
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar
USD	US Dollar
ZAR	South African Rand

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	15

Schedule of Investments (continued)	BlackRock Dividend AchieversTM Trust (BDV)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Multiline Retail—1.4%
Family Dollar Stores, Inc. (a)	28,600	$1,320,462
Target Corp. (a)	119,650	6,214,621

		7,535,083

Oil, Gas & Consumable Fuels—10.5%
Chevron Corp. (a)	248,150	20,499,671
Exxon Mobil Corp. (a)	280,100	18,618,247
Marathon Oil Corp. (a)	140,600	5,001,142
Murphy Oil Corp.	198,300	12,921,228

		57,040,288

Personal Products—0.7%
Avon Products, Inc. (a)	124,300	3,784,935

Pharmaceuticals—9.3%
Abbott Laboratories	335,400	17,212,728
Eli Lilly & Co.	147,900	5,206,080
Johnson & Johnson (a)	290,500	18,496,135
Merck & Co., Inc.	157,100	5,699,588
Pfizer, Inc. (a)	237,500	4,132,500

		50,747,031

Semiconductors & Semiconductor Equipment—0.5%
Linear Technology Corp. (a)	86,200	2,778,226

Specialty Retail—2.1%
Lowe’s Cos., Inc.	272,100	5,803,893
Sherwin-Williams Co. (The) (a)	20,800	1,517,776
TJX Cos., Inc.	89,800	4,120,922

		11,442,591

Textiles, Apparel & Luxury Goods—1.0%
VF Corp. (a)	66,700	5,552,108

Tobacco—3.7%
Altria Group, Inc.	594,000	15,099,480
Philip Morris International, Inc. (a)	48,900	2,860,650
Universal Corp.	60,800	2,519,552

		20,479,682

Water Utilities—0.9%
Aqua America, Inc.	150,800	3,246,724
California Water Service Group	41,800	1,560,812

		4,807,536

Total Long-Term Investments (Cost—$505,914,239)—98.6%		537,580,924

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.21% (b)(c)	6,437,531	6,437,531

Total Short-Term Securities (Cost—$6,437,531)—1.2%		6,437,531

Total Investments Before Outstanding Options Written (Cost—$512,351,770*)—99.8%		544,018,455

Options Written	Contracts

Exchange-Traded Call Options Written—(0.3)%
3M Co., Strike Price USD 90, Expires 11/22/10	260	(6,630)
Air Products & Chemicals, Inc., Strike Price USD 85, Expires 12/20/10	54	(15,255)
AT&T Inc., Strike Price USD 29, Expires 11/22/10	535	(11,770)
Automatic Data Processing, Inc., Strike Price USD 43, Expires 11/22/10	110	(18,975)
Avon Products, Inc., Strike Price USD 34, Expires 11/22/10	248	(11,160)
Becton, Dickinson and Co., Strike Price USD 75, Expires 11/22/10	80	(14,400)

Options Written	Contracts	Value

Exchange-Traded Call Options Written (concluded)
BHP Billiton Ltd. - ADR, Strike Price USD 85, Expires 12/20/10	180	$(49,770)
Caterpillar, Inc., Strike Price USD 80, Expires 12/20/10	225	(58,500)
CenturyLink, Inc., Strike Price USD 41, Expires 12/20/10	660	(64,350)
Chevron Corp., Strike Price USD 85, Expires 12/20/10	500	(57,250)
Clorox Co., Strike Price USD 67.05, Expires 12/09/10	180	(14,663)
Emerson Electric Co., Strike Price USD 52.50, Expires 12/20/10	400	(114,194)
Exxon Mobil Corp., Strike Price USD 62.50, Expires 11/22/10	280	(113,400)
Family Dollar Stores, Inc., Strike Price USD 46, Expires 11/22/10	57	(5,985)
General Electric Co., Strike Price USD 16.45, Expires 11/29/10	80	(1,825)
International Business Machines Corp., Strike Price USD 135, Expires 11/22/10	180	(157,050)
Johnson & Johnson, Strike Price USD 60, Expires 11/05/10	580	(216,920)
JPMorgan Chase & Co., Strike Price USD 38, Expires 12/20/10	255	(36,338)
JPMorgan Chase & Co., Strike Price USD 39, Expires 12/20/10	255	(25,245)
Kraft Foods, Inc., Strike Price USD 32.50, Expires 12/08/10	180	(11,880)
Linear Technology Corp., Strike Price USD 32, Expires 11/22/10	190	(15,200)
Marathon Oil Corp., Strike Price USD 36, Expires 11/22/10	280	(18,900)
McGraw-Hill Cos., Inc. (The), Strike Price USD 36, Expires 12/20/10	80	(18,600)
McGraw-Hill Cos., Inc. (The), Strike Price USD 37.50, Expires 11/22/10	44	(4,290)
Medtronic, Inc., Strike Price USD 34, Expires 11/22/10	425	(69,700)
National Fuel Gas Co., Strike Price USD 55, Expires 12/20/10	100	(23,000)
Nucor Corp., Strike Price USD 39, Expires 11/22/10	145	(10,512)
Paychex, Inc., Strike Price USD 27.50, Expires 12/20/10	100	(9,000)
Pentair, Inc., Strike Price USD 33, Expires 11/22/10	85	(4,865)
Pfizer, Inc., Strike Price USD 18, Expires 12/20/10	240	(6,240)
Philip Morris International, Inc., Strike Price USD 60, Expires 12/20/10	98	(8,330)
Pitney Bowes, Inc., Strike Price USD 22, Expires 11/22/10	260	(11,700)
PPG Industries, Inc., Strike Price USD 75, Expires 11/22/10	120	(29,100)
PPL Corp., Strike Price USD 27, Expires 12/20/10	95	(5,462)
Progress Energy, Inc., Strike Price USD 45, Expires 1/24/11	330	(35,475)
Questar Corp., Strike Price USD 18, Expires 11/22/10	380	(3,800)
Raytheon Co., Strike Price USD 46, Expires 11/22/10	130	(12,480)
Raytheon Co., Strike Price USD 47.50, Expires 11/29/10	125	(5,741)
Sherwin-Williams Co. (The), Strike Price USD 75, Expires 12/20/10	42	(5,670)
Sysco Corp., Strike Price USD 30, Expires 12/20/10	190	(10,450)
T. Rowe Price Group, Inc., Strike Price USD 55, Expires 12/20/10	124	(29,450)
Target Corp., Strike Price USD 52.50, Expires 11/22/10	143	(12,941)
Toronto-Dominion Bank (The), Strike Price USD 75, Expires 12/20/10	72	(7,020)
U.S. Bancorp, Strike Price USD 25, Expires 12/20/10	210	(11,655)
UGI Corp., Strike Price USD 30, Expires 12/20/10	202	(16,665)
United Technologies Corp., Strike Price USD 72.50, Expires 11/22/10	290	(80,330)
VF Corp., Strike Price USD 80, Expires 11/22/10	135	(55,350)

Total Exchange-Traded Call Options Written		(1,527,486)

Over-the-Counter Call Options Written—(0.2)%
Altria Group, Inc., Strike Price USD 25.47, Expires 11/29/10, Broker Morgan Stanley & Co., Inc.	119,000	(32,011)
Aqua America, Inc., Strike Price USD 20.75, Expires 11/30/10, Broker JPMorgan Chase Securities	10,000	(13,627)
Aqua America, Inc., Strike Price USD 20.75, Expires 12/02/10, Broker JPMorgan Chase Securities	10,000	(13,886)

See Notes to Financial Statements.

16	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock Dividend AchieversTM Trust (BDV)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
Aqua America, Inc., Strike Price USD 20.75, Expires 12/06/10, Broker JPMorgan Chase Securities	10,000	$(14,383)
AT&T Inc., Strike Price USD 28.85, Expires 11/02/10, Broker UBS Securities LLC	69,000	(3,149)
Atmos Energy Corp., Strike Price USD 29.39, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	11,400	(4,970)
Atmos Energy Corp., Strike Price USD 29.64, Expires 11/09/10, Broker UBS Securities LLC	11,800	(3,804)
Bank of Hawaii Corp., Strike Price USD 46.74, Expires 12/03/10, Broker Citigroup Global Markets, Inc.	11,500	(3,201)
Brown-Forman Corp., Strike Price USD 63.71, Expires 12/06/10, Broker Citigroup Global Markets, Inc.	23,800	(8,894)
California Water Service Group, Strike Price USD 36.90, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	2,800	(2,450)
California Water Service Group, Strike Price USD 37.27, Expires 11/09/10, Broker UBS Securities LLC	5,600	(3,770)
Caterpillar, Inc., Strike Price USD 81.71, Expires 12/03/10, Broker UBS Securities LLC	24,500	(33,741)
Chubb Corp., Strike Price USD 58.17, Expires 12/02/10, Broker Deutsche Bank Securities Corp.	10,000	(10,970)
Coca-Cola Co. (The), Strike Price USD 61.41, Expires 12/10/10, Broker Credit Suisse First Boston	48,500	(50,824)
Cullen/Frost Bankers, Inc., Strike Price USD 52.66, Expires 12/09/10, Broker Morgan Stanley & Co., Inc.	9,500	(9,054)
E.I. du Pont de Nemours & Co., Strike Price USD 45.27, Expires 12/06/10, Broker UBS Securities LLC	37,000	(97,970)
Exxon Mobil Corp., Strike Price USD 61.20, Expires 11/08/10, Broker UBS Securities LLC	28,000	(148,120)
General Dynamics Corp., Strike Price USD 68.21, Expires 11/29/10, Broker UBS Securities LLC	34,500	(49,335)
General Electric Co., Strike Price USD 16.50, Expires 1/05/11, Broker Deutsche Bank Securities Corp.	29,000	(11,890)
General Mills, Inc., Strike Price USD 36.60, Expires 11/15/10, Broker JPMorgan Chase Securities	26,000	(28,327)
Kimberly-Clark Corp., Strike Price USD 62.99, Expires 12/03/10, Broker Morgan Stanley & Co., Inc.	21,000	(23,490)
Lowe’s Cos., Inc., Strike Price USD 21.48, Expires 11/29/10, Broker Morgan Stanley & Co., Inc.	54,500	(31,828)
McDonald’s Corp., Strike Price USD 75.01, Expires 12/06/10, Broker Morgan Stanley & Co., Inc.	24,000	(73,984)
McDonald’s Corp., Strike Price USD 77.94, Expires 12/13/10, Broker Credit Suisse First Boston	22,000	(28,574)
Merck & Co., Inc., Strike Price USD 37.50, Expires 11/30/10, Broker UBS Securities LLC	31,000	(13,149)
Murphy Oil Corp., Strike Price USD 66.29, Expires 12/08/10, Broker Morgan Stanley & Co., Inc.	39,500	(72,206)
NextEra Energy, Inc., Strike Price USD 55.50, Expires 11/15/10, Broker Citigroup Global Markets, Inc.	24,000	(11,243)
Nextera Energy, Inc., Strike Price USD 57.01, Expires 11/08/10, Broker UBS Securities LLC	9,800	(483)
Northeast Utilities, Strike Price USD 30.06, Expires 11/05/10, Broker Citigroup Global Markets, Inc.	25,000	(30,500)
Northeast Utilities, Strike Price USD 31.22, Expires 12/09/10, Broker UBS Securities LLC	24,500	(15,940)
NSTAR, Strike Price USD 39.82, Expires 11/12/10, Broker UBS Securities LLC	14,800	(27,995)
Pfizer, Inc., Strike Price USD 16.30, Expires 11/08/10, Broker JPMorgan Chase Securities	23,900	(26,615)
Procter & Gamble Co. (The), Strike Price USD 60.30, Expires 11/30/10, Broker UBS Securities LLC	38,000	(125,766)
Procter & Gamble Co. (The), Strike Price USD 61.70, Expires 11/30/10, Broker UBS Securities LLC	15,000	(31,200)
RPM International, Inc., Strike Price USD 21.07, Expires 12/03/10, Broker Credit Suisse First Boston	39,000	(17,419)
TJX Cos., Inc., Strike Price USD 46.40, Expires 12/13/10, Broker Citigroup Global Markets, Inc.	18,000	(22,410)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (concluded)
Travelers Cos., Inc. (The), Strike Price USD 53.16, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	32,300	$(66,021)
Universal Corp., Strike Price USD 42.29, Expires 11/30/10, Broker UBS Securities LLC	12,100	(13,189)
Valspar Corp., Strike Price USD 32.35, Expires 11/29/10, Broker Morgan Stanley & Co., Inc.	11,000	(7,821)
Vectren Corp., Strike Price USD 26.48, Expires 12/06/10, Broker UBS Securities LLC	6,000	(7,033)
Vectren Corp., Strike Price USD 27.48, Expires 12/13/10, Broker Morgan Stanley & Co., Inc.	7,400	(2,553)
Wal-Mart Stores, Inc., Strike Price USD 54.07, Expires 11/02/10, Broker UBS Securities LLC	24,000	(9,136)

Total Over-the-Counter Call Options Written		(1,202,931)

Total Options Written (Premiums Received $2,081,824)—(0.5)%		(2,730,417)

Total Investments Net of Outstanding Options Written—99.3%		541,288,038
Other Assets Less Liabilities—0.7%		3,840,671

Net Assets—100.0%		$545,128,709

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$522,878,564

Gross unrealized appreciation	$40,044,307
Gross unrealized depreciation	(18,904,416)

Net unrealized appreciation	$21,139,891

(a)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.

(b)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2009	Net Activity	Shares Held at October 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	7,282,466	(844,935)	6,437,531	$12,853

(c)	Represents current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	17

Schedule of Investments (concluded)	BlackRock Dividend AchieversTM Trust (BDV)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks[1]	$537,580,924	—	—	$537,580,924
Short-Term Securities	6,437,531	—	—	6,437,531

Total	$544,018,455	—	—	$544,018,455

[1]	See above Schedule of Investments for values in each industry.

Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Equity Contracts	$(1,157,398)	$(1,573,019)	—	$(2,730,417)

[2]	Derivative financial instruments are options which are shown at value.

See Notes to Financial Statements.

18	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments October 31, 2010	BlackRock Enhanced Dividend AchieversTM Trust (BDJ)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense—4.9%
General Dynamics Corp.	184,800	$12,588,576
Raytheon Co. (a)	102,000	4,700,160
United Technologies Corp. (a)	153,400	11,469,718

		28,758,454

Beverages—6.4%
Brown-Forman Corp., Class B	132,200	8,039,082
Coca-Cola Co. (The)	259,400	15,906,408
PepsiCo, Inc.	216,600	14,143,980

		38,089,470

Capital Markets—0.6%
T. Rowe Price Group, Inc. (a)	66,900	3,697,563

Chemicals—3.8%
Air Products & Chemicals, Inc. (a)	28,800	2,447,136
E.I. du Pont de Nemours & Co.	191,300	9,044,664
PPG Industries, Inc. (a)	63,650	4,881,955
RPM International, Inc. (a)	206,500	4,276,615
Valspar Corp.	59,600	1,913,160

		22,563,530

Commercial Banks—1.8%
Bank of Hawaii Corp.	61,400	2,651,866
Cullen/Frost Bankers, Inc.	51,800	2,716,392
Toronto-Dominion Bank (The) (a)	40,000	2,888,000
U.S. Bancorp (a)	104,700	2,531,646

		10,787,904

Commercial Services & Supplies—0.5%
Pitney Bowes, Inc. (a)	138,646	3,041,893

Computers & Peripherals—4.7%
International Business Machines Corp.	192,800	27,686,080

Diversified Financial Services—1.8%
JPMorgan Chase & Co. (a)	281,600	10,596,608

Diversified Telecommunication—5.6%
AT&T Inc. (a)	650,700	18,544,950
CenturyLink, Inc. (a)	353,800	14,640,244

		33,185,194

Electric Utilities—4.8%
NextEra Energy, Inc.	181,400	9,984,256
Northeast Utilities	263,900	8,254,792
PPL Corp. (a)	85,200	2,291,880
Progress Energy, Inc. (a)	179,000	8,055,000

		28,585,928

Electrical Equipment—2.2%
Emerson Electric Co.	232,300	12,753,270

Energy Equipment & Services—0.7%
Halliburton Co.	124,100	3,953,826

Food & Staples Retailing—1.8%
Sysco Corp. (a)	101,500	2,990,190
Wal-Mart Stores, Inc. (a)	143,300	7,762,561

		10,752,751

Food Products—1.4%
General Mills, Inc.	140,900	5,289,386
Kraft Food, Inc. (a)	97,000	3,130,190

		8,419,576

Gas Utilities—2.2%
Atmos Energy Corp.	125,900	3,707,755
National Fuel Gas Co. (a)	52,500	2,896,950
Questar Corp. (a)	199,900	3,392,303
UGI Corp. (a)	109,000	3,279,810

		13,276,818

Common Stocks	Shares	Value

Health Care Equipment & Supplies—1.9%
Becton, Dickinson and Co. (a)	43,600	$3,292,672
Medtronic, Inc. (a)	226,600	7,978,586

		11,271,258

Hotels Restaurants & Leisure—3.2%
McDonald’s Corp.	243,600	18,944,772

Household Products—6.4%
Clorox Co. (a)	97,100	6,462,005
Colgate-Palmolive Co.	68,600	5,290,432
Kimberly-Clark Corp.	114,300	7,239,762
Procter & Gamble Co. (The)	296,100	18,823,077

		37,815,276

Industrial Conglomerates—2.6%
3M Co.	141,200	11,891,864
General Electric Co. (a)	203,700	3,263,274

		15,155,138

Insurance—2.8%
Chubb Corp.	118,100	6,852,162
Travelers Cos., Inc. (The)	176,600	9,748,320

		16,600,482

IT Services—0.7%
Automatic Data Processing, Inc. (a)	60,060	2,667,865
Paychex, Inc.	57,500	1,592,750

		4,260,615

Machinery—3.6%
Caterpillar, Inc. (a)	251,800	19,791,480
Pentair, Inc. (a)	47,100	1,541,583

		21,333,063

Media—0.3%
McGraw-Hill Cos., Inc. (The) (a)	43,400	1,634,010

Metals & Mining—1.9%
BHP Billiton Ltd. - ADR (a)	95,900	7,920,381
Nucor Corp. (a)	82,100	3,137,862

		11,058,243

Multi-Utilities—0.9%
NSTAR	80,000	3,336,800
Vectren Corp.	70,700	1,935,766

		5,272,566

Multiline Retail—1.3%
Family Dollar Stores, Inc. (a)	27,700	1,278,909
Target Corp. (a)	129,200	6,710,648

		7,989,557

Oil, Gas & Consumable Fuels—10.2%
Chevron Corp. (a)	257,700	21,288,597
Exxon Mobil Corp. (a)	306,300	20,359,761
Marathon Oil Corp.	149,600	5,321,272
Murphy Oil Corp.	207,400	13,514,184

		60,483,814

Personal Products—0.7%
Avon Products, Inc.	134,600	4,098,570

Pharmaceuticals—9.4%
Abbott Laboratories	365,100	18,736,932
Eli Lilly & Co.	176,200	6,202,240
Johnson & Johnson (a)	314,400	20,017,848
Merck & Co., Inc.	170,400	6,182,112
Pfizer, Inc. (a)	252,100	4,386,540

		55,525,672

Semiconductors & Semiconductor Equipment—0.5%
Linear Technology Corp. (a)	92,700	2,987,721

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	19

Schedule of Investments (continued)	BlackRock Enhanced Dividend AchieversTM Trust (BDJ)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Specialty Retail—2.1%
Lowe’s Cos., Inc.	295,900	$6,311,547
Sherwin-Williams Co. (The) (a)	22,000	1,605,340
TJX Cos., Inc.	96,500	4,428,385

		12,345,272

Textiles, Apparel & Luxury Goods—1.0%
VF Corp. (a)	72,800	6,059,872

Tobacco—3.6%
Altria Group, Inc.	614,200	15,612,964
Philip Morris International, Inc. (a)	53,500	3,129,750
Universal Corp.	67,000	2,776,480

		21,519,194

Water Utilities—0.9%
Aqua America, Inc.	158,200	3,406,046
California Water Service Group	45,900	1,713,906

		5,119,952

Total Long-Term Investments (Cost—$565,769,803)—97.2%		575,623,912

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.21% (b)(c)	10,960,825	10,960,825

Total Short-Term Securities (Cost—$10,960,825)—1.8%		10,960,825

Total Investments Before Outstanding Options Written (Cost—$576,730,628*)—99.0%		586,584,737

Options Written	Contracts

Exchange-Traded Call Options Written—(0.4)%
Air Products & Chemicals, Inc., Strike Price USD 85, Expires 12/20/10	158	(44,635)
AT&T Inc., Strike Price USD 29, Expires 12/20/10	600	(26,700)
Automatic Data Processing, Inc., Strike Price USD 43, Expires 11/22/10	330	(56,925)
Becton, Dickinson and Co., Strike Price USD 75, Expires 11/22/10	240	(43,200)
BHP Billiton Ltd. - ADR, Strike Price USD 85, Expires 12/20/10	528	(145,992)
Caterpillar, Inc., Strike Price USD 80, Expires 12/20/10	690	(179,400)
CenturyLink, Inc., Strike Price USD 41, Expires 12/20/10	1,945	(189,638)
Chevron Corp., Strike Price USD 85, Expires 12/20/10	1,420	(162,590)
Clorox Co., Strike Price USD 67.05, Expires 12/09/10	535	(43,582)
Exxon Mobil Corp., Strike Price USD 67.50, Expires 12/20/10	840	(81,060)
Family Dollar Stores, Inc., Strike Price USD 46, Expires 11/22/10	152	(15,960)
General Electric Co., Strike Price USD 16.45, Expires 11/29/10	275	(6,273)
JPMorgan Chase & Co., Strike Price USD 38, Expires 12/20/10	775	(110,438)
JPMorgan Chase & Co., Strike Price USD 39, Expires 12/20/10	775	(76,725)
Kraft Foods, Inc., Strike Price USD 32.50, Expires 12/08/10	535	(35,310)
Linear Technology Corp., Strike Price USD 32, Expires 11/22/10	510	(40,800)
McGraw-Hill Cos., Inc. (The), Strike Price USD 36, Expires 12/20/10	238	(55,335)
Medtronic, Inc., Strike Price USD 37, Expires 12/20/10	1,240	(81,220)

Options Written	Contracts	Value

Exchange-Traded Call Options Written (concluded)
National Fuel Gas Co., Strike Price USD 55, Expires 12/20/10	290	$(66,700)
Nucor Corp., Strike Price USD 39, Expires 11/22/10	450	(32,625)
Pentair, Inc., Strike Price USD 33, Expires 11/22/10	260	(14,881)
Pfizer, Inc., Strike Price USD 18, Expires 12/20/10	690	(17,940)
Philip Morris International, Inc., Strike Price USD 60, Expires 12/20/10	295	(25,075)
Pitney Bowes, Inc., Strike Price USD 22, Expires 11/22/10	760	(34,200)
PPG Industries, Inc., Strike Price USD 75, Expires 11/22/10	350	(84,875)
PPL Corp., Strike Price USD 27, Expires 12/20/10	287	(16,502)
Progress Energy, Inc., Strike Price USD 45, Expires 1/24/11	980	(105,350)
Questar Corp., Strike Price USD 18, Expires 11/22/10	1,100	(11,000)
Raytheon Co., Strike Price USD 47, Expires 12/20/10	385	(37,922)
RPM International, Inc., Strike Price USD 20, Expires 11/22/10	440	(45,100)
Sherwin-Williams Co. (The), Strike Price USD 75, Expires 12/20/10	120	(16,200)
Sysco Corp., Strike Price USD 30, Expires 12/20/10	560	(30,800)
T. Rowe Price Group, Inc., Strike Price USD 55, Expires 12/20/10	366	(86,925)
Target Corp., Strike Price USD 52.50, Expires 11/22/10	426	(38,553)
Toronto-Dominion Bank (The), Strike Price USD 75, Expires 12/20/10	220	(21,450)
U.S. Bancorp, Strike Price USD 25, Expires 12/20/10	575	(31,912)
UGI Corp., Strike Price USD 30, Expires 12/20/10	600	(49,500)
United Technologies Corp., Strike Price USD 72.50, Expires 11/22/10	98	(27,146)
VF Corp., Strike Price USD 80, Expires 11/22/10	400	(164,000)
Wal-Mart Stores, Inc., Strike Price USD 54.45, Expires 12/03/10	790	(51,350)

Total Exchange-Traded Call Options Written		(2,405,789)

Over-the-Counter Call Options Written—(0.7)%
3M Co., Strike Price USD 89.99, Expires 12/15/10, Broker JPMorgan Chase Securities	30,000	(23,693)
Altria Group, Inc., Strike Price USD 25.47, Expires 11/29/10, Broker Morgan Stanley & Co., Inc.	337,500	(90,788)
Aqua America, Inc., Strike Price USD 20.75, Expires 11/30/10, Broker JPMorgan Chase Securities	29,000	(39,518)
Aqua America, Inc., Strike Price USD 20.75, Expires 12/02/10, Broker JPMorgan Chase Securities	29,000	(40,269)
Aqua America, Inc., Strike Price USD 20.75, Expires 12/06/10, Broker JPMorgan Chase Securities	29,000	(41,711)
Atmos Energy Corp., Strike Price USD 29.39, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	35,000	(15,260)
Atmos Energy Corp., Strike Price USD 29.64, Expires 11/09/10, Broker UBS Securities LLC	34,300	(11,057)
Bank of Hawaii Corp., Strike Price USD 43.51, Expires 11/30/10, Broker Morgan Stanley & Co., Inc.	33,800	(28,392)
Brown-Forman Corp., Strike Price USD 63.71, Expires 12/06/10, Broker Citigroup Global Markets, Inc.	72,700	(27,167)
California Water Service Group, Strike Price USD 36.90, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	8,300	(7,262)
California Water Service Group, Strike Price USD 37.27, Expires 11/09/10, Broker UBS Securities LLC	17,000	(11,445)
Caterpillar, Inc., Strike Price USD 81.71, Expires 12/03/10, Broker UBS Securities LLC	69,500	(95,713)
Chubb Corp., Strike Price USD 58.17, Expires 12/02/10, Broker Deutsche Bank Securities Corp.	31,000	(34,008)
Coca-Cola Co. (The), Strike Price USD 61.41, Expires 12/10/10, Broker Credit Suisse First Boston	142,500	(149,327)
Cullen/Frost Bankers, Inc., Strike Price USD 52.66, Expires 12/09/10, Broker Morgan Stanley & Co., Inc.	28,500	(27,161)
E.I. du Pont de Nemours & Co., Strike Price USD 45.27, Expires 12/06/10, Broker UBS Securities LLC	105,000	(278,023)

See Notes to Financial Statements.

20	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock Enhanced Dividend AchieversTM Trust (BDJ)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
Emerson Electric Co., Strike Price USD 52.70, Expires 11/10/10, Broker Morgan Stanley & Co., Inc.	128,000	$(305,632)
Exxon Mobil Corp., Strike Price USD 61.20, Expires 11/08/10, Broker UBS Securities LLC	85,000	(449,650)
General Dynamics Corp., Strike Price USD 68.21, Expires 11/29/10, Broker UBS Securities LLC	101,500	(145,145)
General Electric Co., Strike Price USD 16.50, Expires 1/05/11, Broker Deutsche Bank Securities Corp.	84,000	(34,440)
General Mills, Inc., Strike Price USD 36.60, Expires 11/15/10, Broker JPMorgan Chase Securities	77,500	(84,436)
International Business Machines Corp., Strike Price USD 141, Expires 12/09/10, Broker UBS Securities LLC	50,000	(227,926)
International Business Machines Corp., Strike Price USD 144.02, Expires 1/05/11, Broker UBS Securities LLC	56,000	(187,600)
Johnson & Johnson, Strike Price USD 64.20, Expires 11/29/10, Broker Credit Suisse First Boston	173,000	(103,189)
Kimberly-Clark Corp., Strike Price USD 62.99, Expires 12/03/10, Broker Morgan Stanley & Co., Inc.	63,000	(70,471)
Lowe’s Cos., Inc., Strike Price USD 21.48, Expires 11/29/10, Broker Morgan Stanley & Co., Inc.	163,000	(95,192)
Marathon Oil Corp., Strike Price USD 35.52, Expires 12/09/10, Broker Credit Suisse First Boston	82,000	(95,565)
McDonald’s Corp., Strike Price USD 75.01, Expires 12/06/10, Broker Morgan Stanley & Co., Inc.	68,000	(209,620)
McDonald’s Corp., Strike Price USD 77.94, Expires 12/13/10, Broker Credit Suisse First Boston	66,000	(85,722)
Merck & Co., Inc., Strike Price USD 37.50, Expires 11/30/10, Broker UBS Securities LLC	94,000	(39,871)
Murphy Oil Corp., Strike Price USD 66.29, Expires 12/08/10, Broker Morgan Stanley & Co., Inc.	114,000	(208,392)
NextEra Energy, Inc., Strike Price USD 55.50, Expires 11/15/10, Broker Citigroup Global Markets, Inc.	99,800	(46,752)
Northeast Utilities, Strike Price USD 31.22, Expires 12/09/10, Broker UBS Securities LLC	72,500	(47,169)
Northeast Utilities, Strike Price USD 31.43, Expires 12/09/10, Broker UBS Securities LLC	72,500	(33,350)
NSTAR, Strike Price USD 39.82, Expires 11/12/10, Broker UBS Securities LLC	44,000	(83,229)
Paychex, Inc., Strike Price USD 26.64, Expires 11/10/10, Broker Morgan Stanley & Co., Inc.	31,600	(33,614)
Pfizer, Inc., Strike Price USD 17.40, Expires 11/24/10, Broker Citigroup Global Markets, Inc.	70,000	(28,140)
Procter & Gamble Co. (The), Strike Price USD 60.30, Expires 11/30/10, Broker UBS Securities LLC	67,000	(221,746)
Procter & Gamble Co. (The), Strike Price USD 61.70, Expires 11/30/10, Broker UBS Securities LLC	96,000	(199,680)
RPM International, Inc., Strike Price USD 20.68, Expires 12/03/10, Broker UBS Securities LLC	51,000	(31,915)
RPM International, Inc., Strike Price USD 21.07, Expires 12/03/10, Broker Credit Suisse First Boston	18,500	(8,263)
TJX Cos., Inc., Strike Price USD 46.40, Expires 12/13/10, Broker Citigroup Global Markets, Inc.	53,000	(65,985)
Travelers Cos., Inc. (The), Strike Price USD 53.16, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	97,000	(198,268)
United Technologies Corp., Strike Price USD 74.44, Expires 12/15/10, Broker Credit Suisse First Boston	12,000	(25,715)
United Technologies Corp., Strike Price USD 74.89, Expires 12/15/10, Broker Citigroup Global Markets, Inc.	62,600	(110,804)
Universal Corp., Strike Price USD 42.29, Expires 11/30/10, Broker UBS Securities LLC	37,000	(40,330)
Valspar Corp., Strike Price USD 32.35, Expires 11/29/10, Broker Morgan Stanley & Co., Inc.	33,000	(23,463)
Vectren Corp., Strike Price USD 26.48, Expires 12/06/10, Broker UBS Securities LLC	19,200	(22,506)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (concluded)
Vectren Corp., Strike Price USD 27.48, Expires 12/13/10, Broker Morgan Stanley & Co., Inc.	19,700	$(6,797)

Total Over-the-Counter Call Options Written		(4,491,371)

Total Options Written (Premiums Received $5,867,239)—(1.1)%		(6,897,160)

Total Investments Net of Outstanding Options Written—97.9%		579,687,577
Other Assets Less Liabilities—2.1%		12,639,982

Net Assets—100.0%		$592,327,559

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$605,761,306

Gross unrealized appreciation	$14,655,217
Gross unrealized depreciation	(33,831,786)

Net unrealized depreciation	$(19,176,569)

(a)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(b)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2009	Net Activity	Shares/ Beneficial Interest Held at October 31, 2010	Income

BlackRock Liquidity Funds, Temp Fund, Institutional Class	16,074,127	(5,113,302)	10,960,825	$32,136
BlackRock Liquidity Series, LLC Money Market Series	1,991,000	(1,991,000)	—	$29,881

(c)	Represents current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	21

Schedule of Investments (concluded)	BlackRock Enhanced Dividend AchieversTM Trust (BDJ)

The following tables summarize the inputs used as of October 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks[1]	$575,623,912	—	—	$575,623,912
Short-Term Securities	10,960,825	—	—	10,960,825

Total	$586,584,737	—	—	$586,584,737

[1]	See above Schedule of Investments for values in each industry.

Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Equity contracts	$(2,254,393)	$(4,642,767)	—	$(6,897,160)

[2]	Derivative financial instruments are options which are shown at value.

See Notes to Financial Statements.

22	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments October 31, 2010	BlackRock Strategic Dividend AchieversTM Trust (BDT)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Building Products—0.9%
Masco Corp.	249,200	$2,656,472

Capital Markets—2.5%
Eaton Vance Corp. (a)	168,100	4,836,237
Federated Investors, Inc.	109,146	2,718,827

		7,555,064

Chemicals—1.7%
RPM International, Inc.	154,400	3,197,624
Stepan Co.	25,350	1,709,604

		4,907,228

Commercial Banks—8.8%
BancFirst Corp.	28,799	1,183,639
BancorpSouth, Inc.	122,154	1,611,211
Bank of Hawaii Corp.	100,300	4,331,957
Bank of the Ozarks, Inc. (a)	46,159	1,754,503
Chemical Financial Corp.	56,145	1,138,620
Community Bank System, Inc.	69,100	1,614,867
Community Trust Bancorp, Inc.	41,415	1,131,044
Cullen/Frost Bankers, Inc. (a)	97,038	5,088,673
Iberiabank Corp.	24,585	1,279,649
S&T Bancorp, Inc. (a)	32,300	633,080
Trustmark Corp. (a)	61,208	1,352,085
United Bankshares, Inc. (a)	91,775	2,452,228
Valley National Bancorp	130,355	1,738,936
WesBanco, Inc.	60,700	1,008,227

		26,318,719

Commercial Services & Supplies—4.7%
ABM Industries, Inc.	137,430	3,099,047
Avery Dennison Corp.	78,141	2,840,425
McGrath RentCorp	54,761	1,386,001
Mine Safety Appliances Co.	70,800	1,993,728
Pitney Bowes, Inc. (a)	214,275	4,701,193

		14,020,394

Computers & Peripherals—0.9%
Diebold, Inc. (a)	88,830	2,722,640

Construction Materials—2.2%
Martin Marietta Materials, Inc.	43,900	3,533,072
Vulcan Materials Co. (a)	82,800	3,023,028

		6,556,100

Containers & Packaging—2.5%
Bemis Co., Inc.	96,062	3,050,929
Myers Industries, Inc.	118,448	1,045,896
Sonoco Products Co.	102,500	3,433,750

		7,530,575

Distributors—0.6%
Genuine Parts Co.	34,300	1,641,598

Diversified Consumer Services—1.3%
H&R Block, Inc.	326,921	3,854,399

Diversified Telecommunication—1.1%
CenturyLink, Inc. (a)	81,400	3,368,332

Electric Utilities—2.3%
MGE Energy, Inc.	40,371	1,637,044
Northeast Utilities	168,200	5,261,296

		6,898,340

Electrical Equipment—3.5%
AO Smith Corp.	36,100	2,022,683
Brady Corp.	113,600	3,493,200
Roper Industries, Inc.	71,600	4,971,188

		10,487,071

Energy Equipment & Services—1.0%
Helmerich & Payne, Inc. (a)	68,100	2,913,318

Common Stocks	Shares	Value

Food & Staples Retailing—1.8%
Casey’s General Stores, Inc. (a)	39,000	$1,616,940
SUPERVALU, Inc. (a)	333,500	3,598,465

		5,215,405

Food Products—5.1%
Hormel Foods Corp. (a)	146,244	6,715,525
J.M. Smucker Co. (The) (a)	39,105	2,513,669
Lancaster Colony Corp.	48,400	2,414,192
McCormick & Co., Inc.	76,800	3,396,096

		15,039,482

Gas Utilities—10.7%
Atmos Energy Corp.	95,062	2,799,576
Energen Corp. (a)	65,200	2,910,528
National Fuel Gas Co. (a)	68,000	3,752,240
New Jersey Resources Corp.	124,800	5,053,152
Northwest Natural Gas Co. (a)	81,200	4,002,348
Piedmont Natural Gas Co.	102,100	3,010,929
South Jersey Industries, Inc.	80,200	4,038,872
UGI Corp.	107,000	3,219,630
WGL Holdings, Inc.	80,585	3,106,552

		31,893,827

Health Care Equipment & Supplies—2.3%
Beckman Coulter, Inc. (a)	45,391	2,416,617
Meridian Bioscience, Inc.	65,300	1,494,717
Teleflex, Inc. (a)	53,000	2,954,750

		6,866,084

Household Durables—3.9%
Fortune Brands, Inc. (a)	30,000	1,621,500
Leggett & Platt, Inc. (a)	149,433	3,045,444
Stanley Black & Decker, Inc. (a)	111,748	6,925,024

		11,591,968

Industrial Conglomerates—1.0%
Otter Tail Corp.	57,361	1,177,048
Raven Industries, Inc.	45,281	1,861,954

		3,039,002

Insurance—6.6%
Arthur J. Gallagher & Co.	110,000	3,097,600
Cincinnati Financial Corp.	189,042	5,565,396
Erie Indemnity Co., Class A	67,500	3,859,650
Harleysville Group, Inc.	48,800	1,675,304
Mercury General Corp.	58,800	2,497,824
Old Republic International Corp.	234,800	3,099,360

		19,795,134

Leisure Equipment & Products—1.6%
Polaris Industries, Inc. (a)	66,700	4,741,703

Machinery—5.7%
Badger Meter, Inc.	60,000	2,491,800
Dover Corp. (a)	57,475	3,051,923
Graco, Inc.	45,400	1,562,214
NACCO Industries, Inc.	26,900	2,670,094
Pentair, Inc. (a)	151,700	4,965,141
Tennant Co.	62,702	2,103,652

		16,844,824

Media—0.5%
Meredith Corp.	43,693	1,483,377

Multi-Utilities—6.3%
Black Hills Corp.	58,500	1,862,640
Integrys Energy Group, Inc. (a)	78,200	4,159,458
MDU Resources Group, Inc.	192,000	3,826,560
NSTAR	142,800	5,956,188
Vectren Corp.	110,950	3,037,811

		18,842,657

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	23

Schedule of Investments (continued)	BlackRock Strategic Dividend AchieversTM Trust (BDT)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Multiline Retail—0.8%
Family Dollar Stores, Inc. (a)	54,500	$2,516,265

Real Estate Investment Trusts (REITs)—10.3%
Federal Realty Investment Trust (a)	38,400	3,148,032
Getty Realty Corp. (a)	94,090	2,682,506
Home Properties, Inc.	88,700	4,829,715
Liberty Property Trust	64,500	2,158,170
National Retail Properties, Inc. (a)	90,741	2,459,081
Realty Income Corp. (a)	70,318	2,410,501
Sovran Self Storage, Inc. (a)	38,680	1,511,227
Tanger Factory Outlet Centers (a)	34,300	1,643,656
UDR, Inc.	148,800	3,345,024
Universal Health Realty Income Trust	54,325	2,018,174
Washington REIT (a)	64,200	2,056,326
Weingarten Realty Investors	96,500	2,328,545

		30,590,957

Semiconductors & Semiconductor Equipment—1.7%
Linear Technology Corp. (a)	152,100	4,902,183

Tobacco—2.2%
Universal Corp. (a)	73,300	3,037,552
Vector Group Ltd.	194,145	3,630,512

		6,668,064

Trading Companies & Distributors—0.7%
Fastenal Co.	41,192	2,120,564

Water Utilities—3.4%
American States Water Co.	32,725	1,222,279
Aqua America, Inc.	245,400	5,283,462
California Water Service Group	33,159	1,238,157
Middlesex Water Co.	68,400	1,221,624
SJW Corp.	45,800	1,108,360

		10,073,882

Total Long-Term Investments (Cost—$290,989,404)—98.6%		293,655,628

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.21% (b)(c)	5,854,617	5,854,617

Total Short-Term Securities (Cost—$5,854,617)—2.0%		5,854,617

Total Investments Before Outstanding Options Written (Cost—$296,844,021*)—100.6%		299,510,245

Options Written	Contracts

Exchange-Traded Call Options Written—(0.3)%
Bank of the Ozarks, Inc., Strike Price USD 37.50, Expires 12/15/10	92	(17,082)
Beckman Coulter, Inc., Strike Price USD 47.50, Expires 11/22/10	90	(53,100)
Casey’s General Stores, Inc., Strike Price USD 40, Expires 11/22/10	78	(13,260)
CenturyLink, Inc., Strike Price USD 41, Expires 12/20/10	160	(15,600)
Cullen/Frost Bankers, Inc., Strike Price USD 55, Expires 11/22/10	195	(2,437)
Diebold, Inc., Strike Price USD 30, Expires 11/22/10	180	(33,300)
Dover Corp., Strike Price USD 55, Expires 12/20/10	115	(12,363)
Eaton Vance Corp., Strike Price USD 30.15, Expires 12/10/10	335	(16,287)
Energen Corp., Strike Price USD 45, Expires 1/24/11	130	(22,750)
Family Dollar Stores, Inc., Strike Price USD 46, Expires 11/22/10	110	(11,550)

Options Written	Contracts	Value

Exchange-Traded Call Options Written (concluded)
Federal Realty Investment Trust, Strike Price USD 80, Expires 11/22/10	76	$(24,320)
Fortune Brands, Inc., Strike Price USD 50, Expires 11/22/10	60	(26,400)
Getty Realty Corp., Strike Price USD 26.75, Expires 12/20/10	190	(37,226)
Helmerich & Payne, Inc., Strike Price USD 45, Expires 11/22/10	135	(9,450)
Hormel Foods Corp., Strike Price USD 45, Expires 12/20/10	300	(48,000)
Integrys Energy Group, Inc., Strike Price USD 55, Expires 12/20/10	157	(9,420)
J.M. Smucker Co. (The), Strike Price USD 65, Expires 11/22/10	80	(8,200)
Leggett & Platt, Inc., Strike Price USD 20, Expires 12/20/10	300	(30,750)
Linear Technology Corp., Strike Price USD 32, Expires 11/22/10	280	(22,400)
National Fuel Gas Co., Strike Price USD 55, Expires 12/20/10	135	(31,050)
National Retail Properties, Inc., Strike Price USD 26, Expires 12/20/10	180	(24,830)
Northwest Natural Gas Co., Strike Price USD 55, Expires 12/20/10	48	(1,680)
Pentair, Inc., Strike Price USD 33, Expires 11/22/10	300	(17,170)
Pitney Bowes, Inc., Strike Price USD 22, Expires 11/22/10	430	(19,350)
Polaris Industries, Inc., Strike Price USD 65, Expires 11/22/10	135	(89,775)
Realty Income Corp., Strike Price USD 35, Expires 11/22/10	140	(4,200)
S&T Bancorp, Inc., Strike Price USD 20, Expires 1/24/11	65	(8,288)
S&T Bancorp, Inc., Strike Price USD 20, Expires 12/20/10	20	(1,750)
Sovran Self Storage, Inc., Strike Price USD 40, Expires 11/22/10	77	(4,812)
Stanley Black & Decker, Inc., Strike Price USD 62.50, Expires 11/22/10	225	(29,813)
SUPERVALU, Inc., Strike Price USD 12, Expires 11/22/10	670	(5,025)
Tanger Factory Outlet Centers, Strike Price USD 50, Expires 11/22/10	68	(2,550)
Teleflex, Inc., Strike Price USD 60, Expires 12/20/10	106	(4,505)
Trustmark Corp., Strike Price USD 22.50, Expires 12/20/10	122	(8,845)
United Bankshares, Inc., Strike Price USD 25, Expires 11/22/10	185	(39,313)
Universal Corp., Strike Price USD 40, Expires 11/22/10	75	(15,750)
Vulcan Materials Co., Strike Price USD 41, Expires 11/22/10	165	(1,237)
Washington REIT, Strike Price USD 35, Expires 12/20/10	129	(2,902)

Total Exchange-Traded Call Options Written		(726,740)

Over-the-Counter Call Options Written—(0.5)%
ABM Industries, Inc., Strike Price USD 21.91, Expires 11/30/10, Broker UBS Securities LLC	27,500	(30,658)
American States Water Co., Strike Price USD 34.49, Expires 11/10/10, Broker Credit Suisse First Boston	6,500	(18,696)
AO Smith Corp., Strike Price USD 60.43, Expires 12/10/10, Broker Morgan Stanley & Co., Inc.	7,000	(11,412)
Aqua America, Inc., Strike Price USD 20.75, Expires 11/30/10, Broker JPMorgan Chase Securities	16,000	(21,803)
Aqua America, Inc., Strike Price USD 20.75, Expires 12/02/10, Broker JPMorgan Chase Securities	16,000	(22,218)
Aqua America, Inc., Strike Price USD 20.75, Expires 12/06/10, Broker JPMorgan Chase Securities	17,000	(24,451)
Arthur J. Gallagher & Co., Strike Price USD 26.34, Expires 11/12/10, Broker JPMorgan Chase Securities	22,000	(45,684)
Atmos Energy Corp., Strike Price USD 29.39, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	9,100	(3,968)
Atmos Energy Corp., Strike Price USD 29.64, Expires 11/09/10, Broker UBS Securities LLC	9,900	(3,191)
Avery Dennison Corp., Strike Price USD 38.53, Expires 12/15/10, Broker UBS Securities LLC	15,600	(6,967)

See Notes to Financial Statements.

24	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock Strategic Dividend AchieversTM Trust (BDT)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
Badger Meter, Inc., Strike Price USD 38.45, Expires 11/12/10, Broker Credit Suisse First Boston	12,000	$(36,982)
BancFirst Corp., Strike Price USD 41.56, Expires 12/15/10, Broker JPMorgan Chase Securities	5,800	(8,789)
BancorpSouth, Inc., Strike Price USD 14.47, Expires 12/15/10, Broker JPMorgan Chase Securities	24,500	(2,402)
Bank of Hawaii Corp., Strike Price USD 46.74, Expires 12/03/10, Broker Citigroup Global Markets, Inc.	20,000	(5,567)
Bemis Co., Inc., Strike Price USD 31.21, Expires 11/04/10, Broker Citigroup Global Markets, Inc.	19,000	(13,495)
Black Hills Corp., Strike Price USD 33.26, Expires 12/10/10, Broker Credit Suisse First Boston	12,000	(5,420)
Brady Corp., Strike Price USD 28.86, Expires 11/10/10, Broker UBS Securities LLC	22,700	(43,660)
California Water Service Group, Strike Price USD 36.90, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	2,200	(1,925)
California Water Service Group, Strike Price USD 37.27, Expires 11/09/10, Broker UBS Securities LLC	4,400	(2,962)
Chemical Financial Corp., Strike Price USD 21.18, Expires 11/30/10, Broker UBS Securities LLC	11,200	(5,471)
Cincinnati Financial Corp., Strike Price USD 28.97, Expires 11/30/10, Broker Citigroup Global Markets, Inc.	38,000	(29,183)
Community Bank System, Inc., Strike Price USD 23.66, Expires 12/15/10, Broker Morgan Stanley & Co., Inc.	14,000	(14,698)
Community Trust Bancorp, Inc., Strike Price USD 27.03, Expires 11/15/10, Broker UBS Securities LLC	8,000	(7,143)
Erie Indemnity Co., Class A, Strike Price USD 58.04, Expires 11/30/10, Broker Morgan Stanley & Co., Inc.	13,500	(8,121)
Fastnel Co., Strike Price USD 53.35, Expires 11/30/10, Broker UBS Securities LLC	8,200	(6,413)
Federated Investors, Inc., Strike Price USD 24.33, Expires 11/30/10, Broker UBS Securities LLC	21,800	(16,536)
Genuine Parts Co., Strike Price USD 47.94, Expires 12/03/10, Broker Morgan Stanley & Co., Inc.	7,000	(5,644)
Graco, Inc., Strike Price USD 30.51, Expires 11/15/10, Broker JPMorgan Chase Securities	9,000	(35,202)
Harleysville Group, Inc., Strike Price USD 32.72, Expires 11/15/10, Broker Morgan Stanley & Co., Inc.	9,500	(15,295)
Home Properties, Inc., Strike Price USD 55.40, Expires 12/03/10, Broker Citigroup Global Markets, Inc.	18,000	(19,811)
Iberiabank Corp., Strike Price USD 55.20, Expires 11/30/10, Broker Morgan Stanley & Co., Inc.	5,000	(8,925)
Lancaster Colony Corp., Strike Price USD 48.61, Expires 12/01/10, Broker JPMorgan Chase Securities	9,500	(14,548)
Liberty Property Trust, Strike Price USD 32.55, Expires 11/30/10, Broker UBS Securities LLC	13,000	(18,684)
Martin Marietta Materials, Inc., Strike Price USD 80.62, Expires 11/30/10, Broker Morgan Stanley & Co., Inc.	8,700	(23,039)
Masco Corp., Strike Price USD 11.28, Expires 11/15/10, Broker JPMorgan Chase Securities	50,000	(7,641)
McCormick & Co., Inc., Strike Price USD 40.47, Expires 11/12/10, Broker Credit Suisse First Boston	15,000	(57,882)
McGrath Rentcorp, Strike Price USD 21.55, Expires 11/10/10, Broker Morgan Stanley & Co., Inc.	11,000	(41,360)
MDU Resources Group, Inc., Strike Price USD 19.96, Expires 11/08/10, Broker Morgan Stanley & Co., Inc.	40,000	(8,034)
Mercury General Corp., Strike Price USD 40.26, Expires 11/08/10, Broker Morgan Stanley & Co., Inc.	11,700	(26,009)
Meredith Corp., Strike Price USD 33.12, Expires 11/08/10, Broker Morgan Stanley & Co., Inc.	9,000	(8,074)
Meridian Bioscience, Inc., Strike Price USD 23.30, Expires 12/10/10, Broker Credit Suisse First Boston	13,000	(8,664)
MGE Energy, Inc., Strike Price USD 42.02, Expires 11/30/10, Broker Morgan Stanley & Co., Inc.	8,000	(2,605)
Middlesex Water Co., Strike Price USD 16.59, Expires 11/12/10, Broker UBS Securities LLC	14,000	(17,780)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (concluded)
Mine Safety Appliances Co., Strike Price USD 27.53, Expires 11/30/10, Broker Credit Suisse First Boston	14,100	$(11,484)
Myers Industries, Inc., Strike Price USD 6.49, Expires 11/12/10, Broker JPMorgan Chase Securities	24,000	(56,150)
NACCO Industries, Inc., Strike Price USD 98.66, Expires 11/15/10, Broker Credit Suisse First Boston	5,500	(35,289)
New Jersey Resources Corp., Strike Price USD 39.22, Expires 11/08/10, Broker Citigroup Global Markets, Inc.	14,900	(18,923)
New Jersey Resources Corp., Strike Price USD 41.37, Expires 12/15/10, Broker Citigroup Global Markets, Inc.	10,000	(3,459)
Northeast Utilities, Strike Price USD 30.06, Expires 11/05/10, Broker Citigroup Global Markets, Inc.	33,500	(40,870)
Northwest Natural Gas Co., Strike Price USD 46.57, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	11,500	(31,280)
NSTAR, Strike Price USD 38.22, Expires 11/12/10, Broker UBS Securities LLC	29,000	(101,210)
Old Republic International Corp., Strike Price USD 13.89, Expires 11/30/10, Broker Morgan Stanley & Co., Inc.	47,000	(15,892)
Otter Tail Corp., Strike Price USD 20.40, Expires 11/30/10, Broker Citigroup Global Markets, Inc.	11,500	(7,709)
Piedmont Natural Gas Co., Inc., Strike Price USD 28.82, Expires 11/08/10, Broker Citigroup Global Markets, Inc.	20,500	(14,528)
Raven Industries, Inc., Strike Price USD 34.16, Expires 11/10/10, Broker Citigroup Global Markets, Inc.	9,000	(62,640)
Roper Industries, Inc., Strike Price USD 70.95, Expires 12/10/10, Broker UBS Securities LLC	14,500	(18,995)
RPM International, Inc., Strike Price USD 21.07, Expires 12/03/10, Broker Credit Suisse First Boston	31,000	(13,846)
SJW Corp., Strike Price USD 23.72, Expires 11/12/10, Broker Credit Suisse First Boston	9,000	(8,190)
Sonoco Products Co., Strike Price USD 33.09, Expires 11/10/10, Broker JPMorgan Chase Securities	20,500	(15,647)
South Jersey Industries, Inc., Strike Price USD 51.04, Expires 12/15/10, Broker UBS Securities LLC	16,000	(7,147)
Stepan Co., Strike Price USD 59.93, Expires 11/10/10, Broker UBS Securities LLC	5,000	(37,690)
Tennant Co., Strike Price USD 33.72, Expires 11/08/10, Broker UBS Securities LLC	12,500	(13,506)
UDR, Inc., Strike Price USD 22, Expires 12/15/10, Broker Morgan Stanley & Co., Inc.	29,800	(31,625)
UGI Corp., Strike Price USD 29.66, Expires 12/10/10, Broker Credit Suisse First Boston	21,500	(17,373)
Universal Corp., Strike Price USD 42.29, Expires 11/30/10, Broker UBS Securities LLC	7,100	(7,739)
Universal Health Realty Income Trust, Strike Price USD 32.43, Expires 11/12/10, Broker UBS Securities LLC	11,000	(51,920)
Valley National Bancorp, Strike Price USD 13.20, Expires 11/12/10, Broker JPMorgan Chase Securities	26,000	(7,856)
Vector Group Ltd., Strike Price USD 18.79, Expires 12/15/10, Broker Credit Suisse First Boston	38,800	(12,165)
Vectren Corp., Strike Price USD 26.48, Expires 12/06/10, Broker UBS Securities LLC	8,800	(10,315)
Vectren Corp., Strike Price USD 27.48, Expires 12/13/10, Broker Morgan Stanley & Co., Inc.	13,400	(4,623)
Weingarten Realty Investors, Strike Price USD 23.83, Expires 12/15/10, Broker Citigroup Global Markets, Inc.	19,300	(19,159)
WesBanco, Inc., Strike Price USD 16.78, Expires 11/30/10, Broker UBS Securities LLC	12,000	(10,026)
WGL Holdings, Inc., Strike Price USD 38.89, Expires 12/15/10, Broker UBS Securities LLC	16,200	(6,873)

Total Over-the-Counter Call Options Written		(1,411,141)

Total Options Written (Premiums Received $1,666,095)—(0.8)%		(2,137,881)

Total Investments Net of Outstanding Options Written—99.8%		297,372,364
Other Assets Less Liabilities—0.2%		496,988

Net Assets—100.0%		$297,869,352

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	25

Schedule of Investments (concluded)	BlackRock Strategic Dividend AchieversTM Trust (BDT)

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$299,625,968

Gross unrealized appreciation	$29,332,360
Gross unrealized depreciation	(29,448,083)

Net unrealized depreciation	$(115,723)

(a)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.

(b)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2009	Net Activity	Shares Held at October 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	3,951,206	1,903,411	5,854,617	$10,816

(c)	Represents current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks[1]	$293,655,628	—	—	$293,655,628
Short-Term Securities	5,854,617	—	—	5,854,617

Total	$299,510,245	—	—	$299,510,245

1	See above Schedule of Investments for values in each industry.

Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Equity contracts	$(614,145)	$(1,523,736)	—	$(2,137,881)

[2]	Derivative financial instruments are options which are shown at value.

See Notes to Financial Statements.

26	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments October 31, 2010	BlackRock EcoSolutions Investment Trust (BQR)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Auto Components—0.9%
Johnson Controls, Inc. (a)	34,000	$1,194,080

Building Products—0.1%
Kingspan Group Plc	23,600	196,292

Chemicals—26.0%
Agrium, Inc. (a)	38,100	3,372,231
CF Industries Holdings, Inc. (a)	14,450	1,770,559
Incitec Pivot Ltd.	325,300	1,191,144
Israel Chemicals Ltd.	90,000	1,373,577
Johnson Matthey Plc	100,000	3,066,693
K+S AG	23,300	1,620,971
Makhteshim-Agan Industries Ltd. (b)	190,000	958,687
Monsanto Co. (a)	50,100	2,976,942
Mosaic Co. (The) (a)	41,000	2,999,560
Nalco Holding Co. (a)	48,900	1,378,002
Novozymes A/S	10,400	1,385,625
Nufarm Ltd. (b)	90,360	402,762
Potash Corp. of Saskatchewan, Inc. (a)	21,400	3,104,926
Sinofert Holdings Ltd. (b)	3,143,500	1,670,427
Syngenta AG	11,300	3,128,818
Umicore	39,200	1,847,081
Wacker Chemie AG	8,800	1,814,773

		34,062,778

Commercial Services & Supplies—2.2%
Tetra Tech, Inc. (b)	104,200	2,194,452
Tianjin Capital Environmental Protection Group Co. Ltd.	2,083,000	717,977

		2,912,429

Construction & Engineering—1.7%
Insituform Technologies, Inc. (b)	18,300	395,280
Layne Christensen Co. (a)(b)	14,000	391,160
Quanta Services, Inc. (a)(b)	25,800	507,228
Shaw Group, Inc. (The) (a)(b)	29,200	892,352

		2,186,020

Electric Utilities—3.1%
Acciona SA	5,450	479,809
Iberdrola SA	190,557	1,609,987
NextEra Energy, Inc. (a)	35,900	1,975,936

		4,065,732

Electrical Equipment—5.5%
American Superconductor Corp. (a)(b)	50,600	1,702,690
First Solar, Inc. (a)(b)	5,700	784,776
Gamesa Corp. Tecnologica SA (b)	75,100	523,094
General Cable Corp. (a)(b)	12,800	357,632
Nordex SE (b)	18,100	174,353
Renewable Energy Corp. AS (b)	41,900	145,927
Roper Industries, Inc.	14,300	992,849
Solarworld AG	51,000	739,221
SunPower Corp., Class A (a)(b)	15,650	213,466
Suntech Power Holdings Co. Ltd. - ADR (a)(b)	15,700	133,293
Vestas Wind Systems A/S (b)	43,200	1,377,129

		7,144,430

Electronic Equipment, Instruments & Components—2.6%
Itron, Inc. (a)(b)	38,600	2,345,722
Trimble Navigation Ltd. (b)	31,010	1,111,398

		3,457,120

Food Products—13.2%
Agria Corp. - ADR (b)	100,000	192,000
Archer-Daniels-Midland Co. (a)	48,700	1,622,684
BrasilAgro - Companhia Brasileira de Propriedades Agricolas (b)	525,200	3,091,956
Bunge Ltd. (a)	30,200	1,814,114
Cosan Ltd.	98,700	1,297,905
Cresud SACIF y A - ADR	53,000	1,042,510

Common Stocks	Shares	Value

Food Products (concluded)
Illovo Sugar Ltd.	234,900	$874,884
IOI Corp. Bhd	533,333	998,960
Sao Martinho SA	200,000	2,398,400
SLC Agricola SA	150,000	1,852,614
SunOpta, Inc. (b)	83,300	538,118
Viterra, Inc. (a)(b)	116,746	1,118,353
Wilmar International Ltd.	102,000	506,825

		17,349,323

Independent Power Producers & Energy Traders—2.0%
EDF Energies Nouvelles SA	17,100	742,526
Iberdrola Renovables SA	351,600	1,187,888
Ormat Technologies, Inc. (a)	22,300	635,773

		2,566,187

Industrial Conglomerates—0.5%
Orkla ASA	67,700	656,107

Machinery—8.2%
AGCO Corp. (a)(b)	45,500	1,932,385
CNH Global NV (a)(b)	30,400	1,206,576
Deere & Co. (a)	25,700	1,973,760
Duoyuan Global Water, Inc. - ADR (a)(b)	6,900	86,319
IDEX Corp.	14,600	526,768
Kurita Water Industries Ltd.	70,700	1,831,332
Pentair, Inc. (a)	59,000	1,931,070
Watts Water Technologies, Inc.	36,000	1,266,120

		10,754,330

Multi-Utilities—1.9%
Hera SpA	486,500	1,029,662
Suez Environnement Co.	12,325	241,157
United Utilities Group Plc	91,181	892,710
Veolia Environnement	11,700	344,057

		2,507,586

Oil, Gas & Consumable Fuels—2.1%
Cheniere Energy, Inc. (b)	12,500	41,000
D1 Oils Plc (b)	360,099	31,216
Rentech, Inc. (b)	500,000	595,000
Sasol Ltd.	33,500	1,508,583
Sasol Ltd. - ADR	12,400	561,100

		2,736,899

Paper & Forest Products—0.8%
Fibria Celulose SA - ADR (a)(b)	29,000	520,840
Precious Woods Holding AG (b)	20,000	488,796

		1,009,636

Real Estate Investment Trusts (REITs)—2.7%
Plum Creek Timber Co., Inc. (a)	66,100	2,435,124
Rayonier, Inc.	21,850	1,140,570

		3,575,694

Road & Rail—1.0%
All American Latina Logistica SA	133,000	1,257,802

Semiconductors & Semiconductor Equipment—0.2%
MEMC Electronic Materials, Inc. (a)(b)	21,200	271,784

Water Utilities—22.2%
American States Water Co.	51,900	1,938,465
American Water Works Co., Inc	69,500	1,659,660
Aqua America, Inc.	125,000	2,691,250
Artesian Resources Corp., Class A	39,400	751,752
Athens Water Supply & Sewage Co. SA (The)	89,950	604,683
California Water Service Group	52,400	1,956,616
China Water Affairs Group Ltd.	4,556,000	1,742,284
Cia de Saneamento Basico do Estado de Sao Paulo	81,000	1,833,612
Cia de Saneamento de Minas Gerias-COPASA	160,000	2,453,214
Hyflux Ltd.	628,000	1,532,822
Inversiones Aguas Metropolitanas SA	1,500,000	2,330,573

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	27

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Water Utilities (concluded)
Manila Water Co., Inc.	5,610,000	$2,432,986
Northumbrian Water Group Plc	430,900	2,444,370
Pennon Group Plc	215,200	2,147,646
Severn Trent Plc	113,500	2,537,394

		29,057,327

Total Long-Term Investments (Cost—$151,446,355)—96.9%		126,961,556

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.21% (c)(d)	5,825,217	5,825,217

Total Short-Term Securities (Cost—$5,825,217)—4.5%		5,825,217

Total Investments Before Outstanding Options Written (Cost—$157,271,572*)—101.4%		132,786,773

Options Written	Contracts

Exchange-Traded Call Options Written—(0.6)%
AGCO Corp., Strike Price USD 45, Expires 12/20/10	205	(25,112)
Agrium, Inc., Strike Price USD 90, Expires 12/20/10	170	(73,100)
American Superconductor Corp., Strike Price USD 31, Expires 11/22/10	130	(46,800)
American Superconductor Corp., Strike Price USD 36, Expires 11/22/10	30	(2,850)
American Superconductor Corp., Strike Price USD 37, Expires 11/22/10	68	(4,590)
Bunge Ltd., Strike Price USD 65, Expires 12/20/10	135	(14,850)
CF Industries Holdings, Inc., Strike Price USD 125, Expires 11/22/10	65	(31,688)
CNH Global NV, Strike Price USD 45, Expires 11/22/10	20	(700)
CNH Global NV, Strike Price USD 45, Expires 12/20/10	120	(11,400)
Deere & Co., Strike Price USD 80, Expires 12/20/10	120	(25,200)
Duoyuan Global Water, Inc. - ADR, Strike Price USD 15, Expires 12/20/10	31	(2,015)
Fibria Celulose SA - ADR, Strike Price USD 17.50, Expires 11/22/10	130	(13,000)
First Solar, Inc., Strike Price USD 150, Expires 12/20/10	26	(7,865)
General Cable Corp., Strike Price USD 27, Expires 11/22/10	57	(10,687)
Itron, Inc., Strike Price USD 65, Expires 12/20/10	175	(25,375)
Johnson Controls, Inc., Strike Price USD 31, Expires 11/22/10	153	(64,260)
Layne Christensen Co., Strike Price USD 25.50, Expires 11/10/10	77	(20,690)
MEMC Electronic Materials, Inc., Strike Price USD 12, Expires 11/22/10	96	(11,808)
Monsanto Co., Strike Price USD 60, Expires 12/20/10	230	(70,150)
Mosaic Co. (The), Strike Price USD 70, Expires 12/20/10	190	(123,025)
Nalco Holding Co., Strike Price USD 27, Expires 12/20/10	220	(39,050)
Ormat Technologies, Inc., Strike Price USD 30, Expires 11/22/10	120	(2,700)
Pentair, Inc., Strike Price USD 33, Expires 11/22/10	265	(15,167)
Plum Creek Timber Co., Inc., Strike Price USD 36, Expires 11/22/10	297	(32,225)
Potash Corp. of Saskatchewan, Inc., Strike Price USD 150, Expires 12/20/10	97	(51,168)
Quanta Services, Inc., Strike Price USD 20, Expires 12/20/10	105	(8,400)
Shaw Group, Inc. (The), Strike Price USD 33, Expires 12/20/10	130	(6,825)
SunPower Corp., Strike Price USD 15, Expires 12/20/10	70	(3,360)
Suntech Power Holdings Co. Ltd. - ADR, Strike Price USD 10, Expires 12/20/10	70	(1,680)
Viterra, Inc., Strike Price CAD 10.00, Expires 12/20/10	260	(7,648)

Total Exchange-Traded Call Options Written		(753,388)

Options Written	Contracts	Value

Over-the-Counter Call Options Written—(1.4)%
Acciona SA, Strike Price EUR 63.20, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	2,500	$(4,584)
All American Latina Logistica SA, Strike Price BRL 15.54, Expires 12/14/10, Broker Deutsche Bank Securities Corp.	59,900	(51,457)
American States Water Co., Strike Price USD 34.49, Expires 11/10/10, Broker Credit Suisse First Boston	28,500	(81,975)
American Water Works Co., Inc., Strike Price USD 23.30, Expires 11/24/10, Broker UBS Securities LLC	24,500	(21,019)
American Water Works Co., Inc., Strike Price USD 23.94, Expires 11/24/10, Broker Citigroup Global Markets, Inc.	6,800	(3,211)
Aqua America, Inc., Strike Price USD 20.75, Expires 11/30/10, Broker JPMorgan Chase Securities	18,800	(25,619)
Aqua America, Inc., Strike Price USD 20.75, Expires 12/02/10, Broker JPMorgan Chase Securities	18,800	(26,106)
Aqua America, Inc., Strike Price USD 20.75, Expires 12/06/10, Broker JPMorgan Chase Securities	18,800	(27,040)
Archer-Daniels-Midland Co., Strike Price USD 33.08, Expires 11/10/10, Broker Credit Suisse First Boston	26,800	(22,185)
Artesian Resources Corp., Class A, Strike Price USD 18.87, Expires 11/15/10, Broker Morgan Stanley & Co., Inc.	17,800	(8,076)
Athens Water Supply & Sewage Co. SA (The), Strike Price EUR 5.04, Expires 11/11/10, Broker UBS Securities LLC	20,500	(645)
BrasilAgro - Companhia Brasileira de Propriedades Agricolas, Strike Price BRL 10, Expires 11/08/10, Broker UBS Securities LLC	118,200	(17,018)
BrasilAgro - Companhia Brasileira de Propriedades Agricolas, Strike Price BRL 10.81, Expires 12/14/10, Broker UBS Securities LLC	118,200	(15,806)
California Water Service Group, Strike Price USD 36.90, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	7,600	(6,649)
California Water Service Group, Strike Price USD 37.27, Expires 11/09/10, Broker UBS Securities LLC	16,000	(10,772)
China Water Affairs Group Ltd., Strike Price HKD 2.85, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	2,050,000	(40,214)
Cia de Saneamento Basico do Estado de Sao Paulo, Strike Price BRL 40.39, Expires 12/14/10, Broker UBS Securities LLC	36,500	(21,405)
Cia de Saneamento de Minas Gerais-COPASA, Strike Price BRL 27.32, Expires 12/14/10, Broker Goldman Sachs & Co.	72,000	(13,729)
Cosan Ltd., Strike Price USD 13.11, Expires 12/10/10, Broker Morgan Stanley & Co., Inc.	44,500	(26,923)
Cresud SACIF y A - ADR, Strike Price USD 19.90, Expires 11/29/10, Broker UBS Securities LLC	23,900	(18,917)
EDF Energies Nouvelles SA, Strike Price EUR 29.30, Expires 11/16/10, Broker UBS Securities LLC	7,700	(21,997)
Gamesa Corp. Tecnologica SA, Strike Price EUR 5.43, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	33,800	(1,112)
Hera SpA, Strike Price EUR 1.41, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	219,000	(35,138)
Hyflux Ltd., Strike Price SGD 3.16, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	283,000	(8,924)
Iberdrola Renovables SA, Strike Price EUR 2.50, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	158,000	(692)
Iberdrola SA, Strike Price EUR 5.72, Expires 11/11/10, Broker Credit Suisse First Boston	85,800	(43,040)
Idex Corp., Strike Price USD 37.02, Expires 12/10/10, Broker UBS Securities LLC	6,600	(4,526)
Illovo Sugar Ltd., Strike Price ZAR 24.90, Expires 11/11/10, Broker Credit Suisse First Boston	105,700	(19,013)
Incitec Pivot Ltd., Strike Price AUD 3.64, Expires 11/09/10, Broker Goldman Sachs & Co.	146,400	(23,932)

See Notes to Financial Statements.

28	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
Insituform Technologies, Inc., Strike Price USD 22.13, Expires 12/10/10, Broker UBS Securities LLC	8,300	$(5,602)
Inversiones Aguas Metropolitanas SA, Strike Price CLP 757.50, Expires 12/14/10, Broker Credit Suisse First Boston	675,000	(39,164)
IOI Corp. Bhd, Strike Price MYR 5.60, Expires 11/09/10, Broker Deutsche Bank Securities Corp.	240,000	(17,594)
Israel Chemicals Ltd., Strike Price ILS 51.89, Expires 11/11/10, Broker Credit Suisse First Boston	40,500	(41,004)
Johnson Matthey Plc, Strike Price GBP 17.94, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	45,000	(87,986)
K&S AG, Strike Price EUR 45.87, Expires 11/16/10, Broker Morgan Stanley & Co., Inc.	10,500	(61,493)
Kingspan Group Plc, Strike Price EUR 5.83, Expires 11/11/10, Broker UBS Securities LLC	10,600	(3,512)
Kurita Water Industries Ltd., Strike Price JPY 2,342.02, Expires 11/09/10, Broker JPMorgan Chase Securities	32,000	(42)
Makhteshim-Agan Industries Ltd., Strike Price ILS 13.64, Expires 11/11/10, Broker Credit Suisse First Boston	85,000	(110,111)
Manila Water Co., Inc., Strike Price PHP 19.05, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	2,500,000	(5,550)
NextEra Energy, Inc., Strike Price USD 55.50, Expires 11/15/10, Broker Citigroup Global Markets, Inc.	16,200	(7,589)
Nordex SE, Strike Price EUR 6.95, Expires 11/16/10, Broker UBS Securities LLC	8,200	(2,126)
Northumbrian Water Group Plc, Strike Price GBP 3.42, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	194,000	(40,084)
Novozymes A/S, Strike Price DKK 718.62, Expires 11/11/10, Broker UBS Securities LLC	4,700	(11,321)
Nufarm Ltd., Strike Price AUD 3.96, Expires 11/09/10, Broker UBS Securities LLC	41,000	(24,092)
Orkla ASA, Strike Price NOK 54.94, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	30,500	(11,265)
Pennon Group Plc, Strike Price GBP 5.92, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	95,000	(46,930)
Rayonier, Inc., Strike Price USD 51.51, Expires 12/06/10, Broker Citigroup Global Markets, Inc.	9,800	(13,124)
Renewable Energy Corp. ASA, Strike Price NOK 20.79, Expires 11/16/10, Broker UBS Securities LLC	18,900	(1,962)
Roper Industries, Inc., Strike Price USD 70.95, Expires 12/10/10, Broker UBS Securities LLC	6,500	(8,515)
Sao Martinho SA, Strike Price BRL 16.72, Expires 11/08/10, Broker Credit Suisse First Boston	41,600	(89,909)
Sao Martinho SA, Strike Price BRL 21.01, Expires 12/14/10, Broker UBS Securities LLC	48,400	(14,882)
Sasol Ltd. - ADR, Strike Price USD 43.49, Expires 11/10/10, Broker Morgan Stanley & Co., Inc.	12,400	(24,302)
Severn Trent Plc, Strike Price GBP 13.41, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	51,000	(44,786)
Sinofert Holdings Ltd., Strike Price HKD 4.59, Expires 11/09/10, Broker JPMorgan Chase Securities	1,414,000	(1,008)
SLC Agricola SA, Strike Price BRL 15.66, Expires 11/08/10, Broker Credit Suisse First Boston	33,800	(106,250)
SLC Agricola SA, Strike Price BRL 22.06, Expires 12/14/10, Broker UBS Securities LLC	33,700	(13,679)
Solarworld AG, Strike Price EUR 8.79, Expires 11/16/10, Broker UBS Securities LLC	23,000	(55,445)
Suez Environnement Co., Strike Price EUR 14.10, Expires 11/16/10, Broker Morgan Stanley & Co., Inc.	5,600	(1,946)
SunOpta, Inc., Strike Price USD 6.34, Expires 11/15/10, Broker UBS Securities LLC	37,500	(18,753)
Syngenta AG, Strike Price CHF 252.96, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	5,100	(104,462)
Tetra Tech, Inc., Strike Price USD 21.87, Expires 12/10/10, Broker UBS Securities LLC	47,000	(23,697)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (concluded)
Tianjin Capital Environmental Protection Group Co. Ltd., Strike Price HKD 2.71, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	938,000	$(3,844)
Trimble Navigation Ltd., Strike Price USD 35.89, Expires 11/15/10, Broker UBS Securities LLC	14,000	(13,336)
Umicore, Strike Price EUR 33.16, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	17,700	(27,054)
United Utilities Group Plc, Strike Price GBP 5.77, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	27,000	(14,647)
United Utilities Group Plc, Strike Price GBP 5.79, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	14,000	(7,145)
Veolia Environnement, Strike Price EUR 20.22, Expires 11/16/10, Broker Credit Suisse First Boston	5,300	(7,785)
Vestas Wind Systems A/S, Strike Price DKK 205.65, Expires 11/16/10, Broker UBS Securities LLC	19,500	(4,814)
Viterra, Inc., Strike Price CAD 9.13, Expires 11/19/10, Broker Morgan Stanley & Co., Inc.	26,800	(18,605)
Wacker Chemie AG, Strike Price EUR 132.33, Expires 11/11/10, Broker UBS Securities LLC	4,000	(91,078)
Watts Industries, Inc., Strike Price USD 34.43, Expires 11/15/10, Broker UBS Securities LLC	16,200	(18,918)
Wilmar International Ltd., Strike Price SGD 6.17, Expires 11/09/10, Broker Credit Suisse First Boston	46,000	(9,786)

Total Over-the-Counter Call Options Written		(1,856,921)

Total Options Written (Premiums Received $1,877,185)—(2.0)%		(2,610,309)

Total Investments Net of Outstanding Options Written—99.4%		130,176,464
Other Assets Less Liabilities—0.6%		825,978

Net Assets—100.0%		$131,002,442

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	29

Schedule of Investments (concluded)	BlackRock EcoSolutions Investment Trust (BQR)

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$170,684,442

Gross unrealized appreciation	$3,344,462
Gross unrealized depreciation	(41,242,131)

Net unrealized depreciation	$(37,897,669)

(a)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(b)	Non-income producing security.
(c)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2009	Net Activity	Shares/ Beneficial Interest Held at October 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	7,177,667	(1,352,450)	5,825,217	$10,495
BlackRock Liquidity Series, LLC Money Market Series	2,141,500	(2,141,500)	—	$7,819

(d)	Represents current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks:
Auto Components	$1,194,080	—	—	$1,194,080
Building Products	196,292	—	—	196,292
Chemicals	15,602,220	$18,460,558	—	34,062,778
Commercial Services & Supplies	2,194,452	717,977	—	2,912,429
Construction & Engineering	2,186,020	—	—	2,186,020
Electric Utilities	1,975,936	2,089,796	—	4,065,732
Electrical Equipment	4,184,706	2,959,724	—	7,144,430
Electronic Equipment, Instruments & Components	3,457,120	—	—	3,457,120
Food Products	14,968,654	2,380,669	—	17,349,323
Independent Power Producers & Energy Traders	635,773	1,930,414	—	2,566,187
Industrial Conglomerates	—	656,107	—	656,107
Machinery	8,922,998	1,831,332	—	10,754,330
Multi-Utilities	—	2,507,586	—	2,507,586
Oil, Gas & Consumable Fuels	1,228,316	1,508,583	—	2,736,899
Paper & Forest Products	1,009,636	—	—	1,009,636
Real Estate Investment Trusts (REITs)	3,575,694	—	—	3,575,694
Road & Rail	1,257,802	—	—	1,257,802
Semiconductors & Semiconductor Equipment	271,784	—	—	271,784
Water Utilities	16,219,825	12,837,502	—	29,057,327
Short-Term Securities	5,825,217	—	—	5,825,217

Total	$84,906,525	$47,880,248	—	$132,786,773

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Equity contracts	$(717,531)	$(1,892,778)	—	$(2,610,309)

1	Derivative financial instruments are options which are shown at value.

See Notes to Financial Statements.

30	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments October 31, 2010	BlackRock Energy and Resources Trust (BGR)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Construction & Engineering—0.5%
MYR Group, Inc. (a)(b)	269,231	$4,197,311

Energy Equipment & Services—17.7%
Cameron International Corp. (a)(c)	475,300	20,794,375
Core Laboratories NV	86,100	6,695,997
Halliburton Co. (c)	555,300	17,691,858
National Oilwell Varco, Inc. (c)	429,700	23,100,672
Noble Corp. (c)	496,100	17,130,333
Schlumberger Ltd. (c)	144,400	10,092,116
Technip SA	207,900	17,514,244
Transocean Ltd. (a)(c)	239,000	15,143,040
Weatherford International Ltd. (a)(c)	483,900	8,134,359

		136,296,994

Gas Utilities—2.4%
EQT Corp.	486,000	18,195,840

Metals & Mining—4.1%
BHP Billiton Ltd. - ADR (c)	177,800	14,684,502
Goldcorp, Inc.	94,900	4,231,591
Silver Wheaton Corp. (a)	431,100	12,394,125

		31,310,218

Oil, Gas & Consumable Fuels—75.2%
Alpha Natural Resources, Inc. (a)(c)	594,600	26,858,082
AltaGas Ltd.	451,400	9,015,608
Anadarko Petroleum Corp. (c)	385,000	23,704,450
Apache Corp.	187,000	18,890,740
Arch Coal, Inc.	553,600	13,613,024
Brigham Exploration Co. (a)	1,102,800	23,258,052
Cabot Oil & Gas Corp. (c)	360,400	10,444,392
Cimarex Energy Co. (c)	104,600	8,028,050
Consol Energy, Inc.	480,221	17,652,924
Crescent Point Energy Corp. (c)	309,700	12,267,752
Enbridge Energy Partners LP	73,200	4,501,068
Energy XXI Bermuda Ltd. (a)(c)	440,200	9,569,948
Enterprise Products Partners LP	391,005	16,754,564
EOG Resources, Inc. (c)	305,700	29,261,604
EXCO Resources, Inc. (c)	1,161,200	17,220,596
Keyera Facilities Income Fund	619,867	19,235,994
Magnum Hunter Resources Corp. (a)(c)	828,500	3,960,230
MarkWest Energy Partners LP	197,700	7,536,324
Massey Energy Co. (c)	716,500	30,143,155
Occidental Petroleum Corp. (c)	367,000	28,857,210
ONEOK Partners LP	144,200	11,295,186
Peabody Energy Corp.	499,900	26,444,710
Pembina Pipeline Corp.	265,500	5,740,048
Penn Virginia Corp.	836,500	12,396,930
Petrohawk Energy Corp. (a)(c)	2,312,400	39,333,924
Petroleo Brasileiro SA - ADR	772,800	24,103,632
Petroleum Development Corp. (a)	175,900	5,489,839
Plains All American Pipeline LP (c)	164,800	10,398,880
QEP Resources, Inc.	208,300	6,880,149
Range Resources Corp.	385,700	14,421,323
Ship Finance International Ltd. (c)	468,500	9,421,535
SM Energy Co. (c)	88,200	3,676,176
Southwestern Energy Co. (a)(c)	445,000	15,063,250
Targa Resources Partners LP	129,500	3,838,380
Ultra Petroleum Corp. (a)(c)	122,400	5,036,760
Whiting Petroleum Corp. (a)	437,920	43,984,685
Williams Partners LP	245,200	10,813,320

		579,112,494

Pipelines—0.9%
Magellan Midstream Partners LP	134,200	7,245,458

Transportation—0.9%
Nordic American Tanker Shipping	266,400	6,934,393

		Value

Total Long-Term Investments (Cost—$693,258,125)—101.7%		$783,292,708

Options Purchased	Contracts

Over-The-Counter Put Options Purchased—0.0%
Energy XXI Bermuda Ltd., Strike Price USD 18, Expires 11/02/10, Broker UBS Securities LLC	60,000	5

Total Options Purchased (Cost—$7,200)—0.0%		5

Total Investments Before Outstanding Options Written (Cost—$693,265,325*)—101.7%		783,292,713

Options Written

Exchange-Traded Call Options Written—(1.0)%
Alpha Natural Resources, Inc., Strike Price USD 43, Expires 11/22/10	500	(160,000)
Alpha Natural Resources, Inc., Strike Price USD 44, Expires 11/22/10	150	(38,025)
Anadarko Petroleum Corp., Strike Price USD 49, Expires 11/22/10	600	(778,500)
Anadarko Petroleum Corp., Strike Price USD 50, Expires 11/22/10	100	(118,500)
Anadarko Petroleum Corp., Strike Price USD 62.50, Expires 11/22/10	100	(22,400)
BHP Billiton Ltd. - ADR, Strike Price USD 70, Expires 11/22/10	400	(514,000)
BHP Billiton Ltd. - ADR, Strike Price USD 75, Expires 11/22/10	100	(81,750)
BHP Billiton Ltd. - ADR, Strike Price USD 80, Expires 11/22/10	200	(82,500)
Cabot Oil & Gas Corp., Strike Price USD 32, Expires 11/22/10	200	(5,000)
Cameron International Corp., Strike Price USD 37.50, Expires 11/22/10	290	(194,300)
Cameron International Corp., Strike Price USD 39, Expires 11/22/10	290	(158,050)
Cameron International Corp., Strike Price USD 40, Expires 11/22/10	200	(89,000)
Cameron International Corp., Strike Price USD 41, Expires 11/22/10	530	(193,450)
Cameron International Corp., Strike Price USD 45, Expires 11/20/10	350	(47,250)
Cimarex Energy Co., Strike Price USD 70, Expires 12/20/10	350	(288,750)
Crescent Point Energy Corp., Strike Price CAD 42, Expires 1/24/11,	310	(17,477)
Energy XXI Bermuda Ltd., Strike Price USD 25, Expires 12/18/10	123	(11,377)
Energy XXI Bermuda Ltd., Strike Price USD 30, Expires 11/22/10	140	(1,050)
EOG Resources, Inc., Strike Price USD 105, Expires 11/22/10	200	(14,900)
EXCO Resources, Inc., Strike Price USD 16, Expires 12/20/10	1,000	(42,500)
Halliburton Co., Strike Price USD 34, Expires 11/22/10	500	(24,250)
Magnum Hunter Resources Corp., Strike Price USD 5, Expires 11/22/10	400	(6,000)
Massey Energy Co., Strike Price USD 33, Expires 11/22/10	500	(458,750)
Massey Energy Co., Strike Price USD 34, Expires 11/22/10	200	(163,500)
Massey Energy Co., Strike Price USD 38, Expires 11/22/10	1,000	(467,500)
Massey Energy Co., Strike Price USD 39, Expires 11/22/10	500	(193,750)
Massey Energy Co., Strike Price USD 40, Expires 11/22/10	500	(158,750)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	31

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options Written (concluded)
National-Oilwell Varco, Inc., Strike Price USD 39, Expires 11/22/10	300	$(450,750)
National-Oilwell Varco, Inc., Strike Price USD 40, Expires 11/22/10	300	(420,750)
National-Oilwell Varco, Inc., Strike Price USD 42, Expires 11/22/10	600	(720,000)
National-Oilwell Varco, Inc., Strike Price USD 43, Expires 11/22/10	200	(217,000)
National-Oilwell Varco, Inc., Strike Price USD 45, Expires 11/22/10	200	(178,000)
Noble Corp., Strike Price USD 34, Expires 12/20/10	350	(75,950)
Occidental Petroleum Corp., Strike Price USD 80, Expires 11/22/10	840	(120,120)
Occidental Petroleum Corp., Strike Price USD 81, Expires 11/02/10	200	(2,900)
Occidental Petroleum Corp., Strike Price USD 82, Expires 11/22/10	400	(33,782)
Occidental Petroleum Corp., Strike Price USD 95, Expires 11/22/10	200	(1,200)
Petrohawk Energy Corp., Strike Price USD 18, Expires 11/22/10	1,000	(36,500)
Petrohawk Energy Corp., Strike Price USD 18, Expires 12/20/10	500	(34,750)
Plains All American Pipeline LP, Strike Price USD 63.50, Expires 1/24/11	706	(51,111)
Schlumberger Ltd., Strike Price USD 60, Expires 11/22/10	500	(503,750)
Schlumberger Ltd., Strike Price USD 62.50, Expires 11/22/10	250	(192,500)
Schlumberger Ltd., Strike Price USD 65, Expires 11/22/10	250	(136,250)
Schlumberger Ltd., Strike Price USD 67.50, Expires 11/22/10	100	(35,000)
Ship Finance International Ltd., Strike Price USD 20, Expires 11/22/10	250	(13,750)
SM Energy Co., Strike Price USD 40, Expires 11/22/10	250	(65,625)
Southwestern Energy Co., Strike Price USD 35.50, Expires 11/05/10	200	(1,966)
Transocean Ltd., Strike Price USD 62.50, Expires 11/22/10	950	(292,125)
Ultra Petroleum Corp., Strike Price USD 43, Expires 11/22/10	300	(19,500)
Ultra Petroleum Corp., Strike Price USD 45, Expires 12/20/10	100	(7,500)
Weatherford International Ltd., Strike Price USD 18, Expires 11/22/10	2,250	(38,250)

Total Exchange-Traded Call Options Written		(7,980,308)

Over-the-Counter Call Options Written—(1.1)%
Alpha Natural Resources, Inc., Strike Price USD 42, Expires 11/04/10, Broker Morgan Stanley & Co., Inc.	153,000	(500,674)
Alpha Natural Resources, Inc., Strike Price USD 42.55, Expires 11/02/10, Broker Deutsche Bank Securities Corp.	25,000	(67,708)
Anadarko Petroleum Corp., Strike Price USD 51, Expires 11/19/10, Broker UBS Securities LLC	82,000	(877,565)
Apache Corp., Strike Price USD 90.26, Expires 11/02/10, Broker UBS Securities LLC	32,500	(349,700)
Apache Corp., Strike Price USD 94.85, Expires 11/05/10, Broker JPMorgan Chase Securities	32,500	(202,438)
Apache Corp., Strike Price USD 95.77, Expires 11/02/10, Broker Deutsche Bank Securities Corp.	10,000	(52,822)
Arch Coal, Inc., Strike Price USD 23.05, Expires 11/05/10, Broker Deutsche Bank Securities Corp.	75,000	(121,041)
Arch Coal, Inc., Strike Price USD 23.39, Expires 11/02/10, Broker UBS Securities LLC	50,000	(62,542)
Arch Coal, Inc., Strike Price USD 24.50, Expires 11/04/10, Broker Morgan Stanley & Co., Inc.	45,000	(24,210)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
Arch Coal, Inc., Strike Price USD 24.71, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	25,000	$(8,669)
Arch Coal, Inc., Strike Price USD 25.06, Expires 11/02/10, Broker UBS Securities LLC	25,000	(5,364)
Brigham Exploration Co., Strike Price USD 16.99, Expires 11/12/10, Broker Morgan Stanley & Co., Inc.	385,000	(1,584,256)
Cabot Oil & Gas Corp., Strike Price USD 30.44, Expires 11/05/10, Broker UBS Securities LLC	30,000	(4,787)
Cabot Oil & Gas Corp., Strike Price USD 32.98, Expires 11/12/10, Broker UBS Securities LLC	24,000	(1,073)
Cabot Oil & Gas Corp., Strike Price USD 34.44, Expires 11/02/10, Broker JPMorgan Chase Securities	20,000	—
Cabot Oil & Gas Corp., Strike Price USD 34.73, Expires 11/05/10, Broker Deutsche Bank Securities Corp.	25,000	(5)
Consol Energy, Inc., Strike Price USD 38.91, Expires 11/02/10, Broker UBS Securities LLC	25,000	(757)
Consol Energy, Inc., Strike Price USD 40.55, Expires 11/05/10, Broker JPMorgan Chase Securities	50,000	(1,257)
Consol Energy, Inc., Strike Price USD 42.01, Expires 11/02/10, Broker UBS Securities LLC	25,000	(4)
Consol Energy, Inc., Strike Price USD 42.14, Expires 11/05/10, Broker Credit Suisse First Boston	25,000	(79)
Consol Energy, Inc., Strike Price USD 42.98, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	25,000	(1)
Core Laboratories NV, Strike Price USD 79.96, Expires 11/05/10, Broker Deutsche Bank Securities Corp.	15,500	(5,875)
Core Laboratories NV, Strike Price USD 86.86, Expires 11/15/10, Broker Morgan Stanley & Co., Inc.	14,500	(442)
Crescent Point Energy Corp., Strike Price CAD 37.91, Expires 11/02/10, Broker Deutsche Bank Securities Corp.	31,000	(75,745)
Energy XXI Bermuda Ltd., Strike Price USD 22.50, Expires 11/02/10, Broker UBS Securities LLC	55,000	(17,084)
EOG Resources, Inc., Strike Price USD 106.64, Expires 11/02/10, Broker Credit Suisse First Boston	10,000	(12)
EOG Resources, Inc., Strike Price USD 111.64, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	20,000	—
EOG Resources, Inc., Strike Price USD 112.42, Expires 11/05/10, Broker Morgan Stanley & Co., Inc.	50,000	(306)
EOG Resources, Inc., Strike Price USD 94.37, Expires 11/02/10, Broker Credit Suisse First Boston	10,000	(21,213)
EQT Corp., Strike Price USD 38.44, Expires 11/05/10, Broker Morgan Stanley & Co., Inc.	50,000	(7,093)
EQT Corp., Strike Price USD 39.80, Expires 11/12/10, Broker UBS Securities LLC	25,000	(1,817)
EQT Corp., Strike Price USD 40, Expires 11/02/10, Broker UBS Securities LLC	60,000	(59)
EXCO Resources, Inc., Strike Price USD 15.38, Expires 11/02/10, Broker Credit Suisse First Boston	48,000	(2,763)
EXCO Resources, Inc., Strike Price USD 16.29, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	50,000	(46)
EXCO Resources, Inc., Strike Price USD 16.36, Expires 11/02/10, Broker JPMorgan Chase Securities	50,000	(61)
EXCO Resources, Inc., Strike Price USD 16.72, Expires 11/05/10, Broker Deutsche Bank Securities Corp.	50,000	(79)
Goldcorp, Inc., Strike Price USD 42.52, Expires 11/02/10, Broker Credit Suisse First Boston	10,000	(21,284)
Goldcorp, Inc., Strike Price USD 45.01, Expires 11/02/10, Broker JPMorgan Chase Securities	20,000	(8,481)
Goldcorp, Inc., Strike Price USD 46.48, Expires 11/05/10, Broker JPMorgan Chase Securities	10,000	(2,007)
Halliburton Co., Strike Price USD 29.66, Expires 11/08/10, Broker UBS Securities LLC	133,000	(316,880)

See Notes to Financial Statements.

32	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
Halliburton Co., Strike Price USD 32.61, Expires 11/02/10, Broker UBS Securities LLC	25,000	$(7,174)
Magnum Hunter Resources Corp., Strike Price USD 4.31, Expires 11/12/10, Broker UBS Securities LLC	75,000	(37,802)
Magnum Hunter Resources Corp., Strike Price USD 5, Expires 11/29/10, Broker Morgan Stanley & Co., Inc.	60,000	(11,350)
Noble Corp., Strike Price USD 35.11, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	25,381	(4,505)
Noble Corp., Strike Price USD 35.27, Expires 11/05/10, Broker Morgan Stanley & Co., Inc.	76,144	(18,614)
Noble Corp., Strike Price USD 37.74, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	25,000	(62)
Nordic American Tanker Shipping, Strike Price USD 28.40, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	80,000	(20)
Nordic American Tanker Shipping, Strike Price USD 29.19, Expires 11/02/10, Broker JPMorgan Chase Securities	10,000	—
ONEOK Partners LP, Strike Price USD 79, Expires 12/10/10, Broker UBS Securities LLC	25,000	(19,804)
Peabody Energy Corp., Strike Price USD 47, Expires 11/04/10, Broker Morgan Stanley & Co., Inc.	60,000	(354,000)
Peabody Energy Corp., Strike Price USD 47, Expires 11/05/10, Broker JPMorgan Chase Securities	30,000	(177,048)
Peabody Energy Corp., Strike Price USD 48.12, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	90,000	(429,840)
Peabody Energy Corp., Strike Price USD 49.03, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	10,000	(38,747)
Penn Virginia Corp., Strike Price USD 20.61, Expires 11/02/10, Broker JPMorgan Chase Securities	25,000	—
Penn Virginia Corp., Strike Price USD 20.82, Expires 11/05/10, Broker Deutsche Bank Securities Corp.	50,000	(1)
Penn Virginia Corp., Strike Price USD 20.96, Expires 11/02/10, Broker Deutsche Bank Securities Corp.	25,000	—
Petrohawk Energy Corp., Strike Price USD 18.40, Expires 11/05/10, Broker Morgan Stanley & Co., Inc.	50,000	(2,510)
Petroleo Brasileiro SA - ADR, Strike Price USD 30.80, Expires 11/03/10, Broker Morgan Stanley & Co., Inc.	85,000	(61,291)
Petroleo Brasileiro SA - ADR, Strike Price USD 31.70, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	66,000	(16,584)
Petroleo Brasileiro SA - ADR, Strike Price USD 33.37, Expires 11/02/10, Broker Goldman Sachs & Co.	25,000	(406)
Petroleo Brasileiro SA - ADR, Strike Price USD 33.97, Expires 11/05/10, Broker Credit Suisse First Boston	100,000	(1,036)
Petroleum Development Corp., Strike Price USD 29.72, Expires 11/02/10, Broker JPMorgan Chase Securities	61,000	(97,829)
QEP Resources, Inc., Strike Price USD 30.80, Expires 11/02/10, Broker UBS Securities LLC	36,500	(81,395)
QEP Resources, Inc., Strike Price USD 31.39, Expires 11/08/10, Broker UBS Securities LLC	36,500	(61,887)
Range Resources Corp., Strike Price USD 35, Expires 11/05/10, Broker Citigroup Global Markets, Inc.	65,000	(160,129)
Range Resources Corp., Strike Price USD 41.71, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	10,000	(7)
Range Resources Corp., Strike Price USD 44.10, Expires 11/05/10, Broker Deutsche Bank Securities Corp.	60,000	(8)
Ship Finance International Ltd., Strike Price USD 19.86, Expires 11/02/10, Broker JPMorgan Chase Securities	65,000	(20,792)
Ship Finance International Ltd., Strike Price USD 20.25, Expires 11/12/10, Broker JPMorgan Chase Securities	65,000	(16,665)
Silver Wheaton Corp., Strike Price USD 20.02, Expires 11/05/10, Broker Deutsche Bank Securities Corp.	50,000	(465,000)
Silver Wheaton Corp., Strike Price USD 21.86, Expires 11/02/10, Broker Credit Suisse First Boston	100,000	(688,962)
Silver Wheaton Corp., Strike Price USD 24.04, Expires 11/05/10, Broker JPMorgan Chase Securities	25,000	(117,918)
SM Energy Co., Strike Price USD 46.68, Expires 11/02/10, Broker UBS Securities LLC	10,000	(5)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (concluded)
Southwestern Energy Co., Strike Price USD 39.08, Expires 11/05/10, Broker Morgan Stanley & Co., Inc.	75,000	$(7)
Southwestern Energy Co., Strike Price USD 40.30, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	35,000	—
Southwestern Energy Co., Strike Price USD 42.13, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	25,000	—
Technip SA, Strike Price EUR 54.70, Expires 11/03/10, Broker Morgan Stanley & Co., Inc.	72,800	(590,623)
Whiting Petroleum Corp., Strike Price USD 100.10, Expires 11/19/10, Broker JPMorgan Chase Securities	45,000	(153,091)
Whiting Petroleum Corp., Strike Price USD 93.46, Expires 11/02/10, Broker Deutsche Bank Securities Corp.	10,000	(70,153)
Whiting Petroleum Corp., Strike Price USD 96.41, Expires 11/05/10, Broker JPMorgan Chase Securities	45,000	(203,913)
Whiting Petroleum Corp., Strike Price USD 96.56, Expires 11/02/10, Broker UBS Securities LLC	40,000	(163,834)
Whiting Petroleum Corp., Strike Price USD 96.58, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	10,000	(41,080)
Whiting Petroleum Corp., Strike Price USD 98.25, Expires 11/12/10, Broker JPMorgan Chase Securities	45,000	(173,292)

Total Over-the-Counter Call Options Written		(8,633,583)

Over-the-Counter Put Option Written—(0.0)%
Energy XXI Bermuda Ltd., Strike Price USD 17.50, Expires 11/02/10, Broker UBS Securities LLC	60,000	(22)

Total Options Written (Premiums Received $10,803,311)—(2.1)%		(16,613,913)

Total Investments Net of Outstanding Options Written—99.6%		766,678,800
Other Assets Less Liabilities—0.4%		3,296,706

Net Assets—100.0%		$769,975,506

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$677,493,292

Gross unrealized appreciation	$128,842,990
Gross unrealized depreciation	(23,043,569)

Net unrealized appreciation	$105,799,421

(a)	Non-income producing security.

(b)

Restricted security as to resale acquired 12/20/07. As of report date the Trust held 0.5% of its net assets, with a current market value of $4,197,311 and an original cost of $3,500,003 in these securities.

(c)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.

•	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2009	Net Activity	Shares/ Beneficial Interest Held at October 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	18,701,414	(18,701,414)	—	$28,260
BlackRock Liquidity Series, LLC Money Market Series	5,894,700	(5,894,700)	—	$15,160

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	33

Schedule of Investments (concluded)	BlackRock Energy and Resources Trust (BGR)

•	Foreign currency exchange contracts as of October 31, 2010 were as follows:

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation

USD	19,587	CAD 20,000	Morgan Stanley & Co., Inc.	11/01/10	$(22)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available(including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks[1]	$761,581,153	$21,711,555	—	$783,292,708

1	See above Schedule of Investments for values in each industry excluding Level 2, Construction & Engineering and Energy Equipment & Services, within the table.

Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Equity contracts	—	$5	—	$5
Liabilities:
Equity contracts	$(7,890,549)	(8,723,364)	—	(16,613,913)
Foreign currency exchange contracts	—	(22)	—	(22)

Total	$(7,890,549)	$(8,723,381)	—	$(16,613,930)

[2]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

34	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments October 31, 2010	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Austria—0.3%
Erste Group Bank AG	90,600	$4,093,463

Belgium—0.7%
Anheuser-Busch InBev NV	139,600	8,767,428

Bermuda—0.4%
Bunge Ltd.	79,700	4,787,579

Brazil—2.5%
Banco Bradesco SA, Preference Shares	229,300	4,698,472
Banco Santander Brasil SA - ADR	191,800	2,761,920
BM&FBOVESPA SA	959,344	8,000,646
Cia de Concessoes Rodoviarias	138,500	3,746,986
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	180,600	8,300,376
PDG Realty SA Empreendimentos e Participacoes	339,200	4,199,353

		31,707,753

Canada—4.2%
Agrium, Inc.	133,400	11,807,234
Canadian Natural Resources Ltd.	152,200	5,550,734
Crescent Point Energy Corp. (b)	133,100	5,272,321
Enbridge, Inc. (b)	99,000	5,475,625
Silver Wheaton Corp. (a)(b)	231,600	6,658,500
Toronto-Dominion Bank (The) (b)	65,500	4,717,105
TransCanada Corp.	277,800	10,260,541
Viterra, Inc. (a)(b)	419,700	4,020,462

		53,762,522

China—1.4%
China Construction Bank Corp., Class H	7,177,600	6,861,811
China Merchants Bank Co. Ltd., Class H	2,162,300	6,161,377
Want Want China Holdings Ltd.	5,581,500	5,158,874

		18,182,062

Denmark—0.8%
Carlsberg A/S	58,800	6,428,629
Pandora A/S (a)	85,900	4,168,269

		10,596,898

Finland—0.7%
Fortum Oyj	188,100	5,334,916
Nokia Oyj - ADR	351,000	3,748,680

		9,083,596

France—2.1%
AXA SA	170,900	3,116,707
BNP Paribas	77,880	5,696,604
Cie Generale des Etablissements Michelin, Class B	124,680	9,962,227
PPR	15,200	2,499,998
Unibail-Rodamco SE - REIT	26,500	5,529,161

		26,804,697

Germany—6.7%
Bayerische Motoren Werke AG	92,300	6,615,365
Deutsche Boerse AG	48,800	3,433,021
Deutsche Lufthansa AG (a)	482,000	10,303,968
Deutsche Post AG	443,100	8,259,615
Deutsche Telekom AG	509,800	7,385,176
Fresenius Medical Care AG & Co. KGaA (b)	87,700	5,581,527
Kabel Deutschland Holding AG (a)	156,300	7,038,493
Merck KGaA	30,600	2,547,720
Metro AG	94,900	6,650,216
SAP AG - ADR	164,100	8,488,893
Siemens AG	67,100	7,657,146
Volkswagen AG, Preference Shares	84,901	12,730,359

		86,691,499

Gibraltar—0.3%
PartyGaming Plc (a)	1,056,500	4,261,058

Hong Kong—2.7%
AIA Group Ltd. (a)	1,958,400	5,823,721
Cheung Kong Holdings Ltd.	477,300	7,290,361

Common Stocks	Shares	Value

Hong Kong (concluded)
China Resources Enterprise Ltd.	798,800	$3,386,138
CNOOC Ltd. - ADR (b)	30,100	6,288,492
Hong Kong Exchanges and Clearing Ltd.	176,700	3,900,414
Longtop Financial Technologies Ltd. - ADR (a)(b)	129,900	4,720,566
Wing Hang Bank Ltd.	283,100	3,316,258

		34,725,950

India—0.5%
Punjab National Bank Ltd.	232,500	6,773,097

Indonesia—0.9%
Adaro Energy PT	27,462,500	6,479,020
Bank Mandiri Tbk PT	6,135,800	4,823,437

		11,302,457

Ireland—0.9%
Accenture Plc, Class A (b)	110,500	4,940,455
Coviden Plc (b)	178,000	7,096,860

		12,037,315

Israel—0.1%
Teva Pharmaceutical Industries Ltd. - ADR (b)	20,000	1,038,000

Italy—0.4%
Intesa Sanpaolo SpA	1,491,400	5,245,496

Japan—5.5%
Canon, Inc.	177,800	8,184,717
Honda Motor Co. Ltd.	321,600	11,593,290
ITOCHU Corp.	1,420,200	12,447,035
Japan Tobacco, Inc.	2,650	8,232,713
JTEKT Corp.	738,300	7,397,042
Marubeni Corp.	1,339,300	8,413,373
Nomura Holdings, Inc.	387,900	1,993,335
Sumitomo Heavy Industries Ltd.	1,125,700	6,398,189
Tokio Marine Holdings, Inc.	203,200	5,713,140

		70,372,834

Malaysia—0.4%
Bumiputra-Commerce Holdings Bhd	2,148,800	5,738,362

Mexico—1.4%
Fomento Economico Mexicano SAB de CV - ADR (b)	96,700	5,309,797
Grupo Mexico SAB de CV, Series B	2,492,200	8,208,437
Grupo Modelo SAB de CV	692,200	3,879,190

		17,397,424

Netherlands—1.2%
Aegon NV (a)	609,100	3,860,356
Corio NV - REIT	44,100	3,241,536
ING Groep NV (a)	389,600	4,168,234
VimpelCom Ltd. - ADR (a)(b)	303,200	4,648,056

		15,918,182

Norway—1.4%
Yara International ASA	331,100	17,458,185

Singapore—0.3%
CapitaLand Ltd.	1,066,451	3,216,931

South Africa—1.1%
Bidvest Group Ltd.	407,900	8,687,928
Naspers Ltd.	94,800	4,972,479

		13,660,407

South Korea—1.6%
Hyundai Engineering & Construction Co. Ltd.	98,900	6,644,782
Kia Motors Corp.	128,100	5,125,471
KT Corp. - ADR	163,800	3,389,022
Samsung Electronics Co. Ltd.	9,200	6,103,518

		21,262,793

Spain—2.0%
Banco Santander SA	694,900	8,919,464
Inditex SA	62,600	5,228,409

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	35

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Spain (concluded)
Telefonica SA	441,300	$11,925,100

		26,072,973

Sweden—1.1%
Nordea Bank AB	560,800	6,174,777
Svenska Cellulosa AB, B Shares	515,900	7,997,983

		14,172,760

Switzerland—2.1%
ACE Ltd. (b)	65,100	3,868,242
Nestle SA	212,499	11,639,525
Novartis AG, Registered Shares (b)	152,100	8,813,090
Roche Holding AG (b)	21,800	3,201,421

		27,522,278

Taiwan—0.6%
Siliconware Precision Industries Co. - ADR	495,900	2,767,122
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	477,000	5,204,070

		7,971,192

Thailand—1.2%
Bangkok Bank PCL	849,700	4,388,458
Banpu PCL	440,900	11,415,056

		15,803,514

United Kingdom—8.9%
Afren Plc (a)	3,500,934	7,259,008
Barclays Plc - ADR (b)	371,000	6,548,150
GlaxoSmithKline Plc	307,236	5,999,592
HSBC Holdings Plc	892,430	9,288,142
Intercontinental Hotels Group Plc	345,600	6,674,645
Invensys Plc	2,104,700	9,723,034
Kazakhmys Plc	410,500	8,649,771
Royal Dutch Shell Plc - ADR	345,200	22,413,836
Tullow Oil Plc	370,900	7,044,589
Unilever Plc	207,100	5,970,817
Vodafone Group Plc - ADR	396,700	10,913,217
WPP Plc	622,600	7,235,210
Xstrata Plc	383,600	7,431,630

		115,151,641

United States—42.2%
Abbott Laboratories (b)	159,600	8,190,672
Aetna, Inc. (b)	55,500	1,657,230
Allergan, Inc. (b)	94,400	6,835,504
American Electric Power Co., Inc. (b)	259,900	9,730,656
Amerprise Financial, Inc. (b)	127,100	6,569,799
AMR Corp. (a)	667,800	5,262,264
Apple, Inc. (a)(b)	52,100	15,675,327
Applied Materials, Inc.	382,300	4,725,228
Arch Coal, Inc.	384,400	9,452,396
AT&T Inc. (b)	369,200	10,522,200
Avon Products, Inc. (b)	187,700	5,715,465
Baxter International, Inc. (b)	152,700	7,772,430
Becton, Dickinson and Co. (b)	60,500	4,568,960
Bemis Co., Inc.	199,100	6,323,416
Boston Scientific Corp. (a)	511,500	3,263,370
Bristol-Myers Squibb Co. (b)	232,600	6,256,940
CareFusion Corp. (a)(b)	102,600	2,476,764
Celgene Corp. (a)(b)	113,200	7,026,324
Cisco Systems, Inc. (a)	446,200	10,186,746
Citigroup, Inc. (a)	1,171,700	4,885,989
Colgate-Palmolive Co. (b)	130,400	10,056,448
Comerica, Inc. (b)	161,000	5,760,580
ConAgra Foods, Inc. (b)	271,200	6,099,288
ConocoPhillips (b)	257,200	15,277,680
Corning, Inc. (b)	340,700	6,227,996
CVS Caremark Corp. (b)	134,100	4,039,092
Darden Restaurants, Inc. (b)	141,700	6,477,107

Common Stocks	Shares	Value

United States (concluded)
Delta Air Lines, Inc. (a)(b)	418,000	$5,806,020
eBay, Inc. (a)(b)	232,000	6,915,920
Edison International	215,900	7,966,710
EMC Corp. (a)(b)	420,700	8,838,907
Entergy Corp. (b)	89,900	6,700,247
Federal Realty Investment Trust - REIT (b)	82,000	6,722,360
Freeport-McMoRan Copper & Gold, Inc. (b)	52,300	4,951,764
Genzyme Corp. (a)(b)	62,600	4,515,338
Goldman Sachs Group, Inc. (The) (b)	39,600	6,373,620
Goodrich Corp. (b)	124,600	10,225,922
Google, Inc., Class A (a)(b)	15,800	9,685,242
Henry Schein, Inc. (a)(b)	76,600	4,301,090
Hewlett-Packard Co. (b)	128,200	5,392,092
Huntsman Corp.	691,400	9,575,890
Intel Corp. (b)	230,700	4,630,149
International Business Machines Corp. (b)	79,500	11,416,200
JetBlue Airways Corp. (a)	794,000	5,542,120
Johnson & Johnson (b)	151,300	9,633,271
JPMorgan Chase & Co. (b)	191,400	7,202,382
KeyCorp (b)	450,700	3,691,233
Kohl’s Corp. (a)	106,800	5,468,160
Liberty Global, Inc., Class A (a)	223,700	8,453,623
Lincoln National Corp.	156,600	3,833,568
Microsoft Corp. (b)	377,700	10,061,928
Mosaic Co. (The) (b)	163,600	11,968,976
Newmont Mining Corp.	209,100	12,727,917
News Corp., Class A	456,500	6,600,990
NII Holdings, Inc. (a)	109,600	4,582,376
Nike, Inc. (b)	84,800	6,906,112
Occidental Petroleum Corp. (b)	91,000	7,155,330
Oracle Corp. (b)	255,800	7,520,520
Peabody Energy Corp. (b)	200,700	10,617,030
PepsiCo, Inc.	183,200	11,962,960
Pfizer, Inc. (b)	843,600	14,678,640
PPL Corp. (b)	219,200	5,896,480
Quest Diagnostics, Inc.	63,000	3,095,820
Qwest Communications International, Inc. (b)	894,900	5,906,340
Sonoco Products Co.	189,900	6,361,650
Sprint Nextel Corp. (a)(b)	820,000	3,378,400
Stanley Black & Decker, Inc. (b)	102,900	6,376,713
Stryker Corp.	38,100	1,885,569
T. Rowe Price Group, Inc.	52,900	2,923,783
Target Corp. (b)	97,100	5,043,374
Texas Instruments, Inc. (b)	220,500	6,520,185
Thermo Fisher Scientific, Inc. (a)	84,500	4,344,990
U.S. Bancorp (b)	259,100	6,265,038
United Parcel Service, Inc., Class B	131,200	8,835,008
UnitedHealth Group, Inc. (b)	126,200	4,549,510
Urban Outfitters, Inc. (a)	93,700	2,883,149
WellPoint, Inc. (a)	45,200	2,456,168
Wells Fargo & Co. (b)	244,500	6,376,560
Yum! Brands, Inc. (b)	161,800	8,018,808

		544,778,023

Total Long-Term Investments (Cost—$1,153,511,108)—96.6%		1,246,358,369

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.21% (c)(d)	42,426,566	42,426,566

Total Short-Term Securities (Cost—$42,426,566)—3.3%		42,426,566

Total Investments Before Outstanding Options Written (Cost—$1,195,937,674*)—99.9%		1,288,784,935

See Notes to Financial Statements.

36	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options Written—(0.9)%
Abbott Laboratories, Strike Price USD 52.50, Expires 11/22/10	880	$(31,680)
Accenture Plc, Strike Price USD 45, Expires 11/22/10	610	(42,700)
ACE Ltd., Strike Price USD 55, Expires 11/22/10	475	(216,125)
Aetna, Inc., Strike Price USD 32, Expires 11/22/10	555	(14,985)
Allergan, Inc., Strike Price USD 70, Expires 11/22/10	520	(179,400)
American Electric Power Co., Inc., Strike Price USD 36, Expires 11/22/10	480	(70,800)
American Electric Power Co., Inc., Strike Price USD 37.45, Expires 12/13/10	495	(24,750)
Ameriprise Financial, Inc., Strike Price USD 48, Expires 11/22/10	920	(363,400)
Apple, Inc., Strike Price USD 250, Expires 11/22/10	285	(1,466,382)
AT&T Inc., Strike Price USD 29, Expires 11/22/10	460	(10,120)
Avon Products, Inc., Strike Price USD 34, Expires 11/22/10	1,030	(46,350)
Barclays Plc - ADR, Strike Price USD 20, Expires 11/22/10	2,040	(15,300)
Baxter International, Inc., Strike Price USD 49, Expires 11/22/10	400	(92,200)
Baxter International, Inc., Strike Price USD 50, Expires 11/22/10	400	(62,000)
Becton, Dickinson and Co., Strike Price USD 75, Expires 11/22/10	235	(42,300)
Bristol-Myers Squibb Co., Strike Price USD 28, Expires 11/22/10	70	(525)
CareFusion Corp., Strike Price USD 25, Expires 11/22/10	565	(24,012)
Celgene Corp., Strike Price USD 56, Expires 11/02/10	625	(379,477)
CNOOC Ltd. - ADR, Strike Price USD 170, Expires 11/22/10	165	(642,180)
Colgate-Palmolive Co., Strike Price USD 80, Expires 11/22/10	715	(26,813)
Comerica, Inc., Strike Price USD 38, Expires 11/22/10	900	(25,200)
ConAgra Foods, Inc., Strike Price USD 22.15, Expires 11/04/10	1,060	(43,565)
ConocoPhillips, Strike Price USD 55, Expires 11/22/10	2	(930)
ConocoPhillips, Strike Price USD 57.50, Expires 11/22/10	267	(67,818)
ConocoPhillips, Strike Price USD 61.45, Expires 12/10/10	1,265	(108,485)
Corning, Inc., Strike Price USD 18, Expires 11/22/10	1,250	(105,625)
Corning, Inc., Strike Price USD 19, Expires 11/22/10	1,500	(58,500)
Coviden Plc, Strike Price USD 40, Expires 11/22/10	340	(34,000)
Crescent Point Energy Corp., Strike Price CAD 42, Expires 1/24/11	340	(19,169)
CVS Caremark Corp., Strike Price USD 30, Expires 11/22/10	735	(69,458)
Darden Restaurants, Inc., Strike Price USD 47, Expires 12/20/10	390	(48,750)
Darden Restaurants, Inc., Strike Price USD 48, Expires 12/20/10	390	(34,125)
Delta Air Lines, Inc., Strike Price USD 13, Expires 12/20/10	1,150	(164,450)
eBay, Inc., Strike Price USD 25, Expires 11/15/10	1,935	(937,709)
EMC Corp., Strike Price USD 22, Expires 11/22/10	400	(9,200)
Enbridge, Inc., Strike Price CAD 56, Expires 12/20/10	320	(37,965)
Entergy Corp., Strike Price USD 80, Expires 12/20/10	500	(7,500)
Federal Realty Investment Trust - REIT, Strike Price USD 80, Expires 11/22/10	450	(144,000)
Fomento Economico Mexicano SAB de CV - ADR, Strike Price USD 52, Expires 11/08/10	110	(32,923)
Freeport-McMoRan Copper & Gold, Inc., Strike Price USD 72.50, Expires 11/22/10	220	(493,350)
Freeport-McMoRan Copper & Gold, Inc., Strike Price USD 80, Expires 11/22/10	125	(190,000)
Fresenius Medical Care AG & Co. KGaA, Strike Price EUR 45, Expires 11/19/10	185	(33,576)
Genzyme Corp., Strike Price USD 72.10, Expires 11/22/10	345	(40,138)
Goldman Sachs Group, Inc. (The), Strike Price USD 165, Expires 1/24/11	220	(136,950)
Goodrich Corp., Strike Price USD 75, Expires 11/22/10	685	(496,625)
Google, Inc., Strike Price USD 490, Expires 11/02/10	25	(309,285)
Google, Inc., Strike Price USD 500, Expires 11/02/10	62	(704,940)

Options Written	Contracts	Value

Exchange-Traded Call Options Written (concluded)
Henry Schein, Inc., Strike Price USD 60, Expires 11/22/10	420	$(12,600)
Hewlett-Packard Co., Strike Price USD 40, Expires 11/22/10	705	(169,200)
Intel Corp., Strike Price USD 19.25, Expires 11/22/10	1,270	(119,807)
International Business Machines Corp., Strike Price USD 135, Expires 11/22/10	230	(200,675)
Johnson & Johnson, Strike Price USD 60, Expires 11/05/10	450	(168,300)
Johnson & Johnson, Strike Price USD 62.50, Expires 11/22/10	380	(61,370)
JPMorgan Chase & Co., Strike Price USD 41, Expires 11/22/10	525	(4,462)
JPMorgan Chase & Co., Strike Price USD 42, Expires 11/22/10	525	(1,837)
KeyCorp, Strike Price USD 9, Expires 11/22/10	2,470	(14,820)
Longtop Financial Technologies Ltd. - ADR, Strike Price USD 40, Expires 11/22/10	715	(25,025)
Microsoft Corp., Strike Price USD 26, Expires 11/22/10	1,670	(159,485)
Mosaic Co. (The), Strike Price USD 62.50, Expires 11/22/10	320	(353,600)
Mosaic Co. (The), Strike Price USD 65, Expires 11/22/10	320	(281,600)
Nike, Inc., Strike Price USD 80, Expires 11/22/10	460	(107,180)
Novartis AG, Strike Price CHF 56, Expires 11/19/10	360	(60,302)
Occidental Petroleum Corp., Strike Price USD 80, Expires 11/22/10	500	(71,500)
Oracle Corp., Strike Price USD 28, Expires 11/22/10	150	(24,150)
Peabody Energy Corp., Strike Price USD 55, Expires 11/22/10	235	(18,917)
Pfizer, Inc., Strike Price USD 18, Expires 11/22/10	1,070	(13,375)
PPL Corp., Strike Price USD 27.50, Expires 11/02/10	1,200	(4,128)
Qwest Communications International, Inc., Strike Price USD 5.50, Expires 11/18/10	6,567	(722,370)
Roche Holding AG, Strike Price CHF 150, Expires 11/19/10	120	(9,777)
Silver Wheaton Corp., Strike Price USD 26, Expires 11/22/10	400	(126,000)
Silver Wheaton Corp., Strike Price USD 27, Expires 11/22/10	405	(97,200)
Sprint Nextel Corp., Strike Price USD 5, Expires 11/22/10	8,200	(28,700)
Stanley Black & Decker, Inc., Strike Price USD 62.50, Expires 11/22/10	565	(74,863)
Target Corp., Strike Price USD 52.50, Expires 11/22/10	320	(28,960)
Teva Pharmaceutical Industries Ltd. - ADR, Strike Price USD 55, Expires 11/22/10	190	(3,800)
Texas Instruments, Inc., Strike Price USD 26, Expires 11/22/10	12	(4,350)
Texas Instruments, Inc., Strike Price USD 30, Expires 12/20/10	1,200	(107,400)
Toronto-Dominion Bank (The), Strike Price CAD 76, Expires 11/22/10	360	(6,883)
U.S. Bancorp, Strike Price USD 23, Expires 11/22/10	1,425	(200,925)
UnitedHealth Group, Inc., Strike Price USD 37, Expires 11/22/10	250	(14,750)
VimpelCom Ltd. - ADR, Strike Price USD 15, Expires 11/22/10	1,660	(112,050)
Viterra, Inc., Strike Price CAD 9, Expires 11/22/10	2,300	(186,048)
Wells Fargo & Co., Strike Price USD 27, Expires 11/22/10	1,350	(48,600)
Yum! Brands, Inc., Strike Price USD 47, Expires 11/22/10	1,070	(297,995)

Total Exchange-Traded Call Options Written		(12,048,739)

Exchange-Traded Put Options Written—(0.0)%
Petroleo Brasileiro SA - ADR, Strike Price USD 34, Expires 11/22/10	1,760	(211,200)
Qwest Communications International, Inc., Strike Price USD 5, Expires 11/18/10	6,567	(6)
Sprint Nextel Corp., Strike Price USD 4, Expires 11/22/10	8,200	(73,800)
Xstrata Plc, Strike Price GBP 11, Expires 11/19/10	90	(27,420)

Total Exchange-Traded Put Options Written		(312,426)

Over-the-Counter Call Options Written—(2.0)%
Aegon NV, Strike Price EUR 4.62, Expires 11/16/10, Broker Credit Suisse First Boston	336,000	(32,858)
Afren Plc, Strike Price GBP 1.18, Expires 11/16/10, Broker Credit Suisse First Boston	999,700	(193,731)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	37

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
Afren Plc, Strike Price GBP 1.19, Expires 12/01/10, Broker Credit Suisse First Boston	999,700	$(206,883)
Agrium, Inc., Strike Price USD 74.79, Expires 11/02/10, Broker JPMorgan Chase Securities	73,000	(1,001,626)
American Electric Power Co., Inc., Strike Price USD 36.08, Expires 11/15/10, Broker Morgan Stanley & Co., Inc.	45,500	(61,880)
AMR Corp., Strike Price USD 6.63, Expires 11/08/10, Broker JPMorgan Chase Securities	367,000	(462,971)
Anheuser-Busch InBev NV, Strike Price EUR 42.84, Expires 11/11/10, Broker UBS Securities LLC	76,700	(258,976)
Applied Materials, Inc., Strike Price USD 10.99, Expires 11/08/10, Broker JPMorgan Chase Securities	210,000	(286,923)
Arch Coal, Inc., Strike Price USD 24.50, Expires 11/04/10, Broker Morgan Stanley & Co., Inc.	93,000	(50,035)
Arch Coal, Inc., Strike Price USD 25.06, Expires 11/02/10, Broker UBS Securities LLC	30,000	(6,437)
Arch Coal, Inc., Strike Price USD 27.78, Expires 11/04/10, Broker UBS Securities LLC	98,000	(161)
AT&T Inc., Strike Price USD 28.85, Expires 11/02/10, Broker UBS Securities LLC	157,000	(7,165)
AXA SA, Strike Price EUR 12.88, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	82,700	(45,562)
AXA SA, Strike Price EUR 13.52, Expires 11/04/10, Broker Credit Suisse First Boston	11,300	(1,555)
Banco Bradesco SA, Preference Shares, Strike Price BRL 32.75, Expires 12/02/10, Broker Morgan Stanley & Co., Inc.	126,000	(180,756)
Banco Santander Brasil SA - ADR, Strike Price USD 13.19, Expires 11/02/10, Broker JPMorgan Chase Securities	51,000	(61,588)
Banco Santander Brasil SA - ADR, Strike Price USD 13.39, Expires 11/02/10, Broker JPMorgan Chase Securities	55,000	(55,706)
Banco Santander SA, Strike Price EUR 10.34, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	382,200	(3,084)
Bank Mandiri Tbk PT, Strike Price IDR 7,202.89, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	3,374,500	(34,757)
Bayerische Motoren Werke AG, Strike Price EUR 48.18, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	57,900	(281,591)
Becton, Dickinson and Co., Strike Price USD 75.24, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	23,000	(38,638)
Becton, Dickinson and Co., Strike Price USD 76.89, Expires 12/01/10, Broker JPMorgan Chase Securities	14,000	(13,672)
Bemis Co., Inc., Strike Price USD 31.21, Expires 11/04/10, Broker Citigroup Global Markets, Inc.	109,000	(77,418)
Bidvest Group Ltd., Strike Price ZAR 148.06, Expires 12/01/10, Broker Deutsche Bank Securities Corp.	224,000	(129,421)
BM&FBovespa SA, Strike Price BRL 14.28, Expires 12/02/10, Broker Credit Suisse First Boston	217,400	(63,900)
BM&FBovespa SA, Strike Price BRL 14.64, Expires 11/08/10, Broker Credit Suisse First Boston	114,000	(8,454)
BM&FBovespa SA, Strike Price BRL 14.76, Expires 12/02/10, Broker Citigroup Global Markets, Inc.	81,000	(15,013)
BM&FBovespa SA, Strike Price BRL 15.72, Expires 12/02/10, Broker Goldman Sachs & Co.	115,000	(7,138)
BNP Paribas, Strike Price EUR 54.84, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	42,900	(38,503)
Bristol-Myers Squibb Co., Strike Price USD 26.93, Expires 11/02/10, Broker JPMorgan Chase Securities	40,000	(8,992)
Bristol-Myers Squibb Co., Strike Price USD 27, Expires 11/02/10, Broker UBS Securities LLC	161,000	(21,139)
Bunge Ltd., Strike Price USD 58.89, Expires 11/10/10, Broker Morgan Stanley & Co., Inc.	43,900	(92,878)
Canadian Natural Resources Ltd., Strike Price USD 32.98, Expires 11/02/10, Broker UBS Securities LLC	80,000	(279,200)
Canadian Natural Resources Ltd., Strike Price USD 33.97, Expires 11/02/10, Broker Credit Suisse First Boston	47,000	(117,969)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
Canon, Inc., Strike Price JPY 3,962.10, Expires 12/01/10, Broker JPMorgan Chase Securities	97,800	$(60,981)
CapitaLand Ltd., Strike Price SGD 4.14, Expires 11/09/10, Broker Deutsche Bank Securities Corp.	587,000	(136)
Carlsberg A/S, Strike Price DKK 573.43, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	35,000	(145,407)
Cheung Kong Holdings Ltd., Strike Price HKD 123.91, Expires 12/01/10, Broker JPMorgan Chase Securities	263,000	(66,860)
China Construction Bank Corp., Strike Price HKD 6.87, Expires 11/09/10, Broker Credit Suisse First Boston	3,948,000	(277,983)
China Merchants Bank Co. Ltd., Strike Price HKD 23.46, Expires 12/01/10, Broker Goldman Sachs & Co.	1,189,500	(41,820)
Cia de Concessoes Rodoviarias, Strike Price BRL 47.46, Expires 12/03/10, Broker Morgan Stanley & Co., Inc.	76,200	(59,911)
Cia de Saneamento Basico do Estado de Sao Paulo - ADR, Strike Price USD 44.55, Expires 12/02/10, Broker Morgan Stanley & Co., Inc.	100,000	(217,132)
Cie Generale des Etablissements Michelin, Strike Price EUR 57.86, Expires 11/16/10, Broker Morgan Stanley & Co., Inc.	60,028	(97,519)
CIMB Group Holdings Bhd, Strike Price MYR 8.30, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	1,611,000	(41,080)
Cisco Systems, Inc., Strike Price USD 22.95, Expires 11/05/10, Broker Morgan Stanley & Co., Inc.	245,500	(67,822)
Citigroup, Inc., Strike Price USD 3.82, Expires 11/12/10, Broker JPMorgan Chase Securities	295,000	(104,091)
Citigroup, Inc., Strike Price USD 4, Expires 11/12/10, Broker JPMorgan Chase Securities	175,000	(34,807)
Citigroup, Inc., Strike Price USD 4.11, Expires 11/04/10, Broker JPMorgan Chase Securities	174,500	(16,267)
CNOOC Ltd. - ADR, Strike Price USD 216.80, Expires 11/19/10, Broker JPMorgan Chase Securities	13,600	(45,685)
ConAgra Foods, Inc., Strike Price USD 22.05, Expires 11/12/10, Broker UBS Securities LLC	43,000	(24,176)
Corio NV - REIT, Strike Price EUR 47.44, Expires 11/03/10, Broker Citigroup Global Markets, Inc.	24,300	(183,042)
Coviden Ltd., Strike Price USD 41.72, Expires 11/24/10, Broker Credit Suisse First Boston	52,000	(23,044)
Crescent Point Energy Corp., Strike Price CAD 37.91, Expires 11/02/10, Broker Deutsche Bank Securities Corp.	39,000	(95,292)
Delta Air Lines, Inc., Strike Price USD 11.68, Expires 11/15/10, Broker JPMorgan Chase Securities	115,000	(255,630)
Deutsche Boerse AG, Strike Price EUR 52.25, Expires 11/11/10, Broker UBS Securities LLC	26,900	(12,600)
Deutsche Lufthansa AG, Strike Price EUR 13.60, Expires 11/11/10, Broker UBS Securities LLC	141,500	(355,658)
Deutsche Lufthansa AG, Strike Price EUR 13.68, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	128,800	(309,470)
Deutsche Post AG, Strike Price EUR 12.93, Expires 11/11/10, Broker Credit Suisse First Boston	243,700	(178,163)
Deutsche Telekom AG, Strike Price EUR 10.25, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	280,000	(86,728)
Edison International, Strike Price USD 35, Expires 11/02/10, Broker JPMorgan Chase Securities	120,000	(228,000)
EMC Corp., Strike Price USD 19.13, Expires 11/08/10, Broker JPMorgan Chase Securities	190,000	(359,609)
Enbridge, Inc., Strike Price CAD 54.62, Expires 11/19/10, Broker Deutsche Bank Securities Corp.	22,400	(41,669)
Erste Group Bank AG, Strike Price EUR 29.45, Expires 11/11/10, Broker Credit Suisse First Boston	49,800	(209,327)
Fomento Economico Mexicano SAB de CV - ADR, Strike Price USD 50.43, Expires 11/08/10, Broker Goldman Sachs & Co.	21,000	(94,290)
Fomento Economico Mexicano SAB de CV - ADR, Strike Price USD 52, Expires 11/05/10, Broker Credit Suisse First Boston	21,000	(61,859)

See Notes to Financial Statements.

38	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
Fortum Oyj, Strike Price EUR 19.54, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	103,500	$(122,421)
Fresenius Medical Care AG & Co. KGaA, Strike Price EUR 45.78, Expires 11/03/10, Broker Citigroup Global Markets, Inc.	30,300	(17,957)
GlaxoSmithKline Plc, Strike Price GBP 13.08, Expires 11/02/10, Broker Citigroup Global Markets, Inc.	152,000	(89)
Grupo Mexico SAB de CV, Strike Price MXN 40.46, Expires 12/14/10, Broker UBS Securities LLC	1,370,700	(182,960)
Grupo Modelo SAB de CV, Strike Price MXN 69.69, Expires 12/03/10, Broker Citigroup Global Markets, Inc.	190,400	(26,221)
Grupo Modelo SAB de CV, Strike Price MXN 70.04, Expires 12/14/10, Broker Citigroup Global Markets, Inc.	190,400	(28,506)
Honda Motor Co. Ltd., Strike Price JPY 3,081.63, Expires 11/09/10, Broker Goldman Sachs & Co.	183,400	(15,043)
Hong Kong Exchanges and Clearing Ltd., Strike Price HKD 175.44, Expires 12/01/10, Broker JPMorgan Chase Securities	97,200	(66,429)
HSBC Holdings Plc, Strike Price GBP 6.74, Expires 11/30/10, Broker Credit Suisse First Boston	128,000	(15,388)
HSBC Holdings Plc, Strike Price GBP 6.90, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	363,000	(5,627)
Huntsman Corp., Strike Price USD 11.95, Expires 11/30/10, Broker JPMorgan Chase Securities	380,000	(783,400)
Hyundai Engineering & Construction Co. Ltd., Strike Price KRW 75,739.30, Expires 12/01/10, Broker Deutsche Bank Securities Corp.	54,400	(122,774)
Inditex SA, Strike Price EUR 59.18, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	34,500	(71,601)
ING Groep NV, Strike Price EUR 7.68, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	214,300	(60,908)
Intercontinental Hotels Group Plc, Strike Price GBP 10.64, Expires 11/03/10, Broker Credit Suisse First Boston	190,000	(431,648)
International Business Machines Corp., Strike Price USD 141, Expires 12/09/10, Broker UBS Securities LLC	21,000	(95,729)
Intesa Sanpaolo SpA, Strike Price EUR 2.44, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	687,500	(105,947)
Intesa Sanpaolo SpA, Strike Price EUR 2.49, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	132,800	(13,528)
Invensys Plc, Strike Price GBP 3.04, Expires 12/01/10, Broker UBS Securities LLC	1,150,000	(92,264)
ITOCHU Corp., Strike Price JPY 762.84, Expires 11/09/10, Broker Goldman Sachs & Co.	781,100	(9,767)
Japan Tobacco, Inc., Strike Price JPY 254,015.62, Expires 12/01/10, Broker JPMorgan Chase Securities	1,460	(117,888)
JetBlue Airways Corp., Strike Price USD 6.88, Expires 11/30/10, Broker Morgan Stanley & Co., Inc.	437,000	(130,825)
JTEKT Corp., Strike Price JPY 745.59, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	406,000	(308,399)
Kabel Deutschland Holding AG, Strike Price EUR 29.32, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	31,500	(133,466)
Kabel Deutschland Holding AG, Strike Price EUR 29.47, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	31,500	(129,723)
Kabel Deutschland Holding AG, Strike Price EUR 30.30, Expires 12/07/10, Broker UBS Securities LLC	23,000	(72,346)
Kazakhmys Plc, Strike Price GBP 14.31, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	225,800	(24,175)
Kohl’s Corp., Strike Price USD 48.06, Expires 11/02/10, Broker JPMorgan Chase Securities	56,000	(176,431)
KT Corp. - ADR, Strike Price USD 21.75, Expires 11/30/10, Broker Citigroup Global Markets, Inc.	45,000	(10,384)
Liberty Global, Inc., Strike Price USD 31.20, Expires 11/30/10, Broker Morgan Stanley & Co., Inc.	123,000	(817,732)
Lincoln National Corp., Strike Price USD 22.53, Expires 11/02/10, Broker Citigroup Global Markets, Inc.	81,000	(158,912)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
Marubeni Corp., Strike Price JPY 483.89, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	737,000	$(227,036)
Merck KGaA, Strike Price EUR 71.16, Expires 11/03/10, Broker Citigroup Global Markets, Inc.	16,900	—
Metro AG, Strike Price EUR 48.39, Expires 11/16/10, Broker Credit Suisse First Boston	66,500	(187,022)
Microsoft Corp., Strike Price USD 25.78, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	40,000	(37,733)
Mosaic Co. (The), Strike Price USD 61.55, Expires 11/09/10, Broker UBS Securities LLC	65,500	(761,880)
Naspers Ltd., Strike Price ZAR 324.31, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	68,500	(425,284)
Nestle SA, Strike Price CHF 54.97, Expires 11/03/10, Broker UBS Securities LLC	116,900	(4,326)
Newmont Mining Corp., Strike Price USD 59.67, Expires 11/04/10, Broker JPMorgan Chase Securities	115,000	(193,959)
News Corp., Strike Price USD 13.37, Expires 11/15/10, Broker Citigroup Global Markets, Inc.	125,500	(142,367)
News Corp., Strike Price USD 13.44, Expires 11/15/10, Broker Citigroup Global Markets, Inc.	125,500	(134,411)
NII Holdings, Inc., Strike Price USD 43.16, Expires 11/10/10, Broker Morgan Stanley & Co., Inc.	60,000	(33,209)
Nokia Oyj - ADR, Strike Price USD 9.18, Expires 11/02/10, Broker UBS Securities LLC	255,000	(382,500)
Nordea Bank AB, Strike Price SEK 70.42, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	308,500	(154,691)
Novartis AG, Strike Price CHF 57.32, Expires 11/16/10, Broker UBS Securities LLC	48,200	(31,185)
Oracle Corp., Strike Price USD 23.28, Expires 11/02/10, Broker Credit Suisse First Boston	70,000	(428,260)
Oracle Corp., Strike Price USD 23.66, Expires 11/05/10, Broker Credit Suisse First Boston	75,000	(430,500)
PartyGaming Plc, Strike Price GBP 2.99, Expires 11/11/10, Broker Deutsche Bank Securities Corp.	581,000	(3,216)
PDG Realty SA Empreendimentos e Participacoes, Strike Price BRL 21.56, Expires 12/02/10, Broker Deutsche Bank Securities Corp.	118,400	(44,321)
PDG Realty SA Empreendimentos e Participacoes, Strike Price BRL 22.37, Expires 12/02/10, Broker Goldman Sachs & Co.	68,200	(15,039)
Peabody Energy Corp., Strike Price USD 49.57, Expires 11/05/10, Broker JPMorgan Chase Securities	87,000	(293,689)
PepsiCo, Inc., Strike Price USD 66.50, Expires 11/02/10, Broker Citigroup Global Markets, Inc.	100,000	(5,071)
Pfizer, Inc., Strike Price USD 16.30, Expires 11/08/10, Broker JPMorgan Chase Securities	54,500	(60,691)
Pfizer, Inc., Strike Price USD 17.50, Expires 11/05/10, Broker Morgan Stanley & Co., Inc.	308,000	(51,652)
Quest Diagnostics, Inc., Strike Price USD 51.51, Expires 11/24/10, Broker Credit Suisse First Boston	34,500	(27,465)
Royal Dutch Shell Plc - ADR, Strike Price USD 56.86, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	152,000	(1,226,032)
Royal Dutch Shell Plc - ADR, Strike Price USD 61.36, Expires 11/30/10, Broker UBS Securities LLC	38,000	(135,660)
Samsung Electronics Co. Ltd., Strike Price KRW 763,466.99, Expires 12/01/10, Broker JPMorgan Chase Securities	5,000	(53,087)
SAP AG - ADR, Strike Price USD 46, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	90,000	(515,700)
Siemens AG, Strike Price EUR 77.85, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	36,900	(239,952)
Siliconware Precision Industries Co. - ADR, Strike Price USD 5.47, Expires 11/05/10, Broker Morgan Stanley & Co., Inc.	100,000	(17,724)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	39

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (concluded)
Siliconware Precision Industries Co. - ADR, Strike Price USD 5.65, Expires 12/06/10, Broker Morgan Stanley & Co., Inc.	173,000	$(39,659)
Silver Wheaton Corp., Strike Price USD 21.86, Expires 11/02/10, Broker Credit Suisse First Boston	150,000	(1,033,443)
Sonoco Products Co., Strike Price USD 33.09, Expires 11/10/10, Broker JPMorgan Chase Securities	55,000	(41,979)
Sonoco Products Co., Strike Price USD 33.48, Expires 11/24/10, Broker UBS Securities LLC	49,500	(33,358)
Sumitomo Heavy Industries Ltd., Strike Price JPY 458.73, Expires 11/09/10, Broker Goldman Sachs & Co.	620,000	(97,670)
Svenska Cellulosa AB, Strike Price SEK 104.03, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	283,800	(69,596)
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR, Strike Price USD 10.46, Expires 11/30/10, Broker UBS Securities LLC	286,000	(160,661)
Telefonica SA, Strike Price EUR 18.32, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	193,500	(295,191)
Telefonica SA, Strike Price EUR 19.75, Expires 11/29/10, Broker Credit Suisse First Boston	50,000	(19,823)
Thermo Fisher Scientific, Inc., Strike Price USD 44.98, Expires 11/04/10, Broker JPMorgan Chase Securities	46,500	(299,462)
Tokio Marine Holdings, Inc., Strike Price JPY 2,475.30, Expires 12/01/10, Broker Goldman Sachs & Co.	111,800	(17,971)
TransCanada Corp., Strike Price CAD 38.49, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	76,500	(7,760)
Tullow Oil Plc, Strike Price GBP 12.96, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	111,800	(9,584)
Tullow Oil Plc, Strike Price GBP 13.19, Expires 11/11/10, Broker Credit Suisse First Boston	215,000	(5,902)
Unibail-Rodamco SE - REIT, Strike Price EUR 141.92, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	22,674	(265,352)
Unilever Plc, Strike Price GBP 18.21, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	130,000	(40,282)
United Parcel Service, Inc., Strike Price USD 65, Expires 11/16/10, Broker Goldman Sachs & Co.	30,000	(79,328)
United Parcel Service, Inc., Strike Price USD 66.71, Expires 11/09/10, Broker JPMorgan Chase Securities	42,000	(53,030)
Urban Outfitters, Inc., Strike Price USD 34.95, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	51,500	(958)
Vodafone Group Plc - ADR, Strike Price USD 24.15, Expires 11/02/10, Broker JPMorgan Chase Securities	220,000	(738,408)
Volkswagen AG, Preference Shares, Strike Price EUR 90.49, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	46,700	(1,156,649)
Want Want China Holdings Ltd., Strike Price HKD 7.42, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	3,070,000	(19,716)
WellPoint, Inc., Strike Price USD 50.88, Expires 11/02/10, Broker JPMorgan Chase Securities	25,000	(87,124)
Wing Hang Bank Ltd., Strike Price HKD 94.87, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	155,500	(12,931)
WPP Plc, Strike Price GBP 7.18, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	342,400	(95,707)
Xstrata Plc, Strike Price GBP 12.05, Expires 11/11/10, Broker UBS Securities LLC	190,000	(130,775)
Xstrata Plc, Strike Price GBP 13.28, Expires 12/07/10, Broker Morgan Stanley & Co., Inc.	19,000	(7,507)
Yara International ASA, Strike Price NOK 266.30, Expires 11/03/10, Broker Deutsche Bank Securities Corp.	182,000	(1,322,201)

Total Over-the-Counter Call Options Written		(24,696,815)

Options Written	Contracts	Value

Over-the-Counter Put Options Written—(0.0)%
KT Corp. - ADR, Strike Price USD 20.75, Expires 11/30/10, Broker Citigroup Global Markets, Inc.	45,000	$(34,224)

Total Options Written (Premiums Received $21,784,193)—(2.9)%		(37,092,204)

Total Investments Net of Outstanding Options Written—97.0%		1,251,692,731
Other Assets Less Liabilities—3.0%		38,412,107

Net Assets—100.0%		$1,290,104,838

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,209,309,720

Gross unrealized appreciation	$104,656,186
Gross unrealized depreciation	(25,180,971)

Net unrealized appreciation	$79,475,215

(a)	Non-income producing security.
(b)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(c)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2009	Net Activity	Shares/ Beneficial Interest Held at October 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	5,139,633	37,286,933	42,426,566	$80,312
BlackRock Liquidity Series, LLC Money Market Series	7,602,800	(7,602,800)	—	$6,566

(d)	Represents current yield as of report date.

See Notes to Financial Statements.

40	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

•	Foreign currency exchange contracts as of October 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

HKD	4,889,000	USD	630,432	Citigroup Global Markets	11/02/10	$305
USD	21,546	CAD	22,000	Citigroup Global Markets	11/01/10	(25)
USD	130,333	CHF	128,000	Citigroup Global Markets	11/01/10	258
USD	36,302	SGD	47,000	Citigroup Global Markets	11/02/10	(11)

Total						$527

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks:
Austria	—	$4,093,463	—	$4,093,463
Belgium	—	8,767,428	—	8,767,428
Bermuda	$4,787,579	—	—	4,787,579
Brazil	31,707,753	—	—	31,707,753
Canada	53,762,522	—	—	53,762,522
China	—	18,182,062	—	18,182,062
Denmark	4,168,269	6,428,629	—	10,596,898
Finland	3,748,680	5,334,916	—	9,083,596
France	—	26,804,697	—	26,804,697
Germany	15,527,386	71,164,113	—	86,691,499
Gibraltar	—	4,261,058	—	4,261,058
Hong Kong	16,832,779	17,893,171	—	34,725,950
India	—	6,773,097	—	6,773,097
Indonesia	—	11,302,457	—	11,302,457
Ireland	12,037,315	—	—	12,037,315
Israel	1,038,000	—	—	1,038,000
Italy	—	5,245,496	—	5,245,496
Japan	—	70,372,834	—	70,372,834
Malaysia	—	5,738,362	—	5,738,362
Mexico	17,397,424	—	—	17,397,424
Netherlands	4,648,056	11,270,126	—	15,918,182
Norway	—	17,458,185	—	17,458,185
Singapore	—	3,216,931	—	3,216,931
South Africa	—	13,660,407	—	13,660,407
South Korea	3,389,022	17,873,771	—	21,262,793
Spain	—	26,072,973	—	26,072,973
Sweden	—	14,172,760	—	14,172,760
Switzerland	3,868,242	23,654,036	—	27,522,278
Taiwan	7,971,192	—	—	7,971,192
Thailand	—	15,803,514	—	15,803,514
United Kingdom	39,875,203	75,276,438	—	115,151,641
United States	544,778,023	—	—	544,778,023
Short-Term Securities	42,426,566	—	—	42,426,566

Total	$807,964,011	$480,820,924	—	$1,288,784,935

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$563	—	$563
Liabilities:
Equity contracts	$(6,525,645)	(30,566,559)	—	(37,092,204)
Foreign currency exchange contracts	—	(36)	—	(36)

Total	$(6,525,645)	$(30,566,032)	—	$(37,091,677)

1

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	41

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Biotechnology—14.7%
3SBio, Inc. - ADR (a)	35,200	$529,760
Alexion Pharmaceuticals, Inc. (a)(b)	7,600	519,080
Amgen, Inc. (a)(b)	60,300	3,448,557
Ariad Pharmaceuticals, Inc. (a)	39,300	144,624
Arqule, Inc. (a)	5,100	28,152
BioMarin Pharmaceutical, Inc. (a)(b)	93,400	2,443,344
Celgene Corp. (a)(b)	124,500	7,727,715
Cepheid, Inc. (a)	24,600	517,584
Cubist Pharmaceuticals, Inc. (a)(b)	28,700	668,136
Gilead Sciences, Inc. (a)(b)	164,360	6,520,161
Human Genome Sciences, Inc. (a)(b)	39,400	1,059,072
Incyte Corp. Ltd. (a)(b)	59,600	992,936
Ironwood Pharmaceuticals, Inc. (a)(b)	29,300	327,867
Myriad Genetics, Inc. (a)	30,200	601,886
United Therapeutics Corp. (a)(b)	39,500	2,370,000
Vertex Pharmaceuticals, Inc. (a)(b)	64,200	2,460,786

		30,359,660

Chemicals—0.8%
Sigma-Aldrich Corp. (b)	25,200	1,598,184

Health Care Equipment & Supplies—17.6%
Alcon, Inc. (b)	15,600	2,616,432
Alere, Inc. (a)(b)	30,800	910,140
Baxter International, Inc. (b)	89,900	4,575,910
Becton, Dickinson and Co. (b)	12,200	921,344
Boston Scientific Corp. (a)	244,800	1,561,824
CareFusion Corp. (a)(b)	96,400	2,327,096
China Medical Technologies, Inc. - ADR (a)(b)	23,500	283,880
Cooper Cos., Inc. (The) (b)	44,900	2,215,366
Coviden Plc (b)	94,600	3,771,702
Edwards Lifesciences Corp. (a)	15,600	996,996
Gen-Probe, Inc. (a)(b)	81,400	3,942,202
Hill-Rom Holdings, Inc. (b)	78,300	3,034,125
Hologic, Inc. (a)(b)	214,100	3,429,882
Hospira, Inc. (a)	17,600	1,046,848
Masimo Corp. (b)	29,100	877,947
Medtronic, Inc. (b)	17,290	608,781
Nobel Biocare Holding AG	2,400	39,679
Sirona Dental Systems, Inc. (a)(b)	19,800	745,470
Stryker Corp. (b)	34,100	1,687,609
Varian Medical Systems, Inc. (a)(b)	11,800	745,996

		36,339,229

Health Care Providers & Services—24.7%
Aetna, Inc. (b)	165,200	4,932,872
AmerisourceBergen Corp. (b)	154,400	5,067,408
CIGNA Corp. (b)	49,000	1,724,310
Community Health Systems, Inc. (a)(b)	35,000	1,052,800
DaVita, Inc. (a)	86,800	6,227,900
Express Scripts, Inc. (a)(b)	31,060	1,507,031
Fresenius Medical Care AG & Co. KGaA (b)	108,900	6,930,768
Health Management Associates, Inc. (a)	95,000	760,950
Henry Schein, Inc. (a)(b)	61,000	3,425,150
Laboratory Corp. of America Holdings (a)	6,600	536,712
Medco Health Solutions, Inc. (a)(b)	33,210	1,744,521
Mednax, Inc. (a)(b)	10,000	592,100
PSS World Medical, Inc. (a)(b)	33,000	779,790
Quest Diagnostics, Inc.	39,800	1,955,772
Sinopharm Group Co.	177,400	698,482
Tenet Healthcare Corp. (a)(b)	136,100	593,396
UnitedHealth Group, Inc. (b)	204,600	7,375,830
WellPoint, Inc. (a)	91,700	4,982,978

		50,888,770

Health Care Technology—4.7%
Allscripts-Misys Healthcare Solutions, Inc. (a)(b)	116,900	2,231,621
Biogen Idec, Inc. (a)(b)	54,300	3,405,153

Common Stocks	Shares	Value

Health Care Technology (concluded)
Genzyme Corp. (a)(b)	28,000	$2,019,640
St. Jude Medical, Inc. (a)(b)	53,400	2,045,220

		9,701,634

Life Sciences Tools & Services—8.4%
Covance, Inc. (a)(b)	35,400	1,663,446
Dionex Corp. (a)(b)	37,400	3,337,202
Life Technologies Corp. (a)	15,000	752,700
Lonza Group AG (b)	12,800	1,120,547
Mettler-Toledo International, Inc. (a)(b)	35,100	4,582,656
ShangPharma Corp. - ADR (a)	24,000	310,080
Tecan Group AG	18,800	1,308,673
Thermo Fisher Scientific, Inc. (a)	84,000	4,319,280

		17,394,584

Pharmaceuticals—21.7%
Abbott Laboratories (b)	128,500	6,594,620
Allergan, Inc. (b)	50,300	3,642,223
Bristol-Myers Squibb Co. (b)	166,000	4,465,400
GlaxoSmithKline Plc	25,500	497,955
Glenmark Pharmaceuticals Ltd.	81,300	621,165
H Lundbeck A/S	10,300	205,818
Impax Laboratories, Inc. (a)(b)	54,100	1,019,244
Johnson & Johnson	112,970	7,192,800
Merck & Co., Inc. (b)	54,900	1,991,772
Mylan, Inc. (a)(b)	128,400	2,609,088
Novartis AG, Registered Shares (b)	47,900	2,775,457
Pfizer, Inc. (b)	642,100	11,172,540
Roche Holding AG	7,700	1,130,777
Sihuan Pharmaceutical Holdings Group Ltd. (a)	240,000	174,320
Teva Pharmaceutical Industries Ltd. - ADR	13,950	724,005

		44,817,184

Total Long-Term Investments (Cost—$166,525,633)—92.6%		191,099,245

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.21% (c)(d)	14,067,561	14,067,561

Total Short-Term Securities (Cost—$14,067,561)—6.8%		14,067,561

Total investments before outstanding options written (Cost—$180,593,194*)—99.4%		205,166,806

Options Written	Contracts

Exchange-Traded Call Options Written—(1.1)%
Abbott Laboratories, Strike Price USD 52.50, Expires 1/24/11	325	(36,238)
Abbott Laboratories, Strike Price USD 52.50, Expires 11/22/10	100	(3,600)
Aetna, Inc., Strike Price USD 32, Expires 11/22/10	665	(17,955)
Alcon, Inc., Strike Price USD 160, Expires 11/22/10	10	(8,775)
Alcon, Inc., Strike Price USD 170, Expires 11/22/10	45	(7,785)
Alere, Inc., Strike Price USD 30, Expires 11/22/10	150	(12,750)
Alere, Inc., Strike Price USD 31, Expires 11/22/10	75	(3,750)
Alere, Inc., Strike Price USD 32, Expires 11/22/10	75	(2,250)
Alexion Pharmaceuticals, Inc., Strike Price USD 60, Expires 11/22/10	50	(42,750)
Allergan, Inc., Strike Price USD 66, Expires 11/22/10	150	(97,196)
Allscripts Healthcare Solutions, Inc., Strike Price USD 18.50, Expires 11/08/10	250	(18,575)

See Notes to Financial Statements.

42	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options Written (continued)
Allscripts Healthcare Solutions, Inc., Strike Price USD 19, Expires 12/20/10	100	$(10,000)
AmerisourceBergen Corp., Strike Price USD 30, Expires 11/22/10	250	(76,875)
AmerisourceBergen Corp., Strike Price USD 33, Expires 11/22/10	250	(23,750)
Amgen, Inc., Strike Price USD 55, Expires 1/24/11	100	(45,000)
Amgen, Inc., Strike Price USD 57.50, Expires 11/22/10	100	(12,650)
Baxter International, Inc., Strike Price USD 47.50, Expires 11/22/10	50	(18,000)
Baxter International, Inc., Strike Price USD 49, Expires 11/22/10	200	(46,100)
Baxter International, Inc., Strike Price USD 50, Expires 11/22/10	25	(3,875)
Becton, Dickinson and Co., Strike Price USD 74, Expires 11/02/10	100	(16,350)
Biogen Idec, Inc., Strike Price USD 60, Expires 1/24/11	100	(52,000)
Biogen Idec, Inc., Strike Price USD 60, Expires 11/22/10	100	(36,500)
BioMarin Pharmaceutical, Inc., Strike Price USD 22.50, Expires 11/22/10	250	(90,000)
BioMarin Pharmaceutical, Inc., Strike Price USD 23, Expires 11/29/10	260	(83,631)
Bristol-Myers Squibb Co., Strike Price USD 28, Expires 11/22/10	570	(4,275)
CareFusion Corp., Strike Price USD 25, Expires 11/22/10	300	(12,750)
Celgene Corp, Strike Price USD 56, Expires 11/02/10	500	(307,912)
China Medical Technologies, Inc. - ADR, Strike Price USD 12, Expires 11/22/10	50	(3,750)
CIGNA Corp., Strike Price USD 37, Expires 11/22/10	350	(14,525)
Community Health Systems, Inc., Strike Price USD 33, Expires 11/22/10	200	(4,500)
Cooper Cos., Inc. (The), Strike Price USD 45, Expires 11/22/10	150	(69,000)
Covance, Inc., Strike Price USD 45, Expires 11/22/10	100	(29,000)
Coviden Plc, Strike Price USD 40, Expires 11/22/10	80	(8,000)
Cubist Pharmaceuticals, Inc., Strike Price USD 25, Expires 11/22/10	85	(1,912)
Express Scripts, Inc., Strike Price USD 50, Expires 11/22/10	210	(13,965)
Express Scripts, Inc., Strike Price USD 57.50, Expires 11/22/10	100	(400)
Fresenius Medical Care AG & Co. KGaA, Strike Price EUR 45, Expires 11/19/10	225	(40,835)
Gen-Probe, Inc., Strike Price USD 50, Expires 11/22/10	230	(10,925)
Genzyme Corp., Strike Price USD 71, Expires 11/02/10	60	(7,478)
Genzyme Corp., Strike Price USD 72.50, Expires 11/22/10	30	(1,950)
Gilead Sciences, Inc., Strike Price USD 36, Expires 11/22/10	100	(38,750)
Gilead Sciences, Inc., Strike Price USD 37, Expires 11/22/10	550	(162,525)
Henry Schein, Inc., Strike Price USD 60, Expires 11/22/10	65	(1,950)
Hill-Rom Holdings, Inc., Strike Price USD 35, Expires 12/20/10	150	(59,250)
Hill-Rom Holdings, Inc., Strike Price USD 37, Expires 11/29/10	100	(21,724)
Hologic, Inc., Strike Price USD 17.50, Expires 12/20/10	200	(8,500)
Human Genome Sciences, Inc., Strike Price USD 30, Expires 11/22/10	170	(23,460)
Impax Laboratories, Inc., Strike Price USD 20, Expires 11/22/10	180	(7,200)
Incyte Corp. Ltd., Strike Price USD 15, Expires 11/22/10	100	(21,500)
Incyte Corp. Ltd., Strike Price USD 17.50, Expires 12/20/10	100	(13,000)
Ironwood Pharmaceuticals, Inc., Strike Price USD 17.50, Expires 11/22/10	100	(1,000)
Lonza Group AG, Strike Price CHF 92, Expires 11/19/10	45	(1,436)
Masimo Corp., Strike Price USD 30, Expires 11/22/10	95	(11,875)
Medco Health Solutions, Inc., Strike Price USD 50, Expires 11/22/10	140	(44,800)

Options Written	Contracts	Value

Exchange-Traded Call Options Written (concluded)
Mednax, Inc., Strike Price USD 50, Expires 11/22/10	100	$(91,500)
Medtronic, Inc., Strike Price USD 34, Expires 11/22/10	90	(14,760)
Merck & Co., Inc., Strike Price USD 38, Expires 11/22/10	285	(4,275)
Mettler-Toledo International, Inc., Strike Price USD 117, Expires 11/16/10	100	(136,169)
Mylan, Inc., Strike Price USD 19, Expires 11/22/10	180	(27,090)
Mylan, Inc., Strike Price USD 20, Expires 12/20/10	85	(8,713)
Mylan, Inc., Strike Price USD 21, Expires 12/20/10	85	(4,462)
Novartis AG, Strike Price CHF 56, Expires 11/19/10	150	(25,126)
Pfizer, Inc., Strike Price USD 18, Expires 11/22/10	500	(6,250)
PSS World Medical, Inc., Strike Price USD 22.50, Expires 11/22/10	80	(13,800)
Sigma-Aldrich Corp., Strike Price USD 60, Expires 11/22/10	70	(26,600)
Sirona Dental Systems, Inc., Strike Price USD 40, Expires 12/20/10	150	(18,000)
St. Jude Medical, Inc., Strike Price USD 40, Expires 11/02/10	100	(286)
St. Jude Medical, Inc., Strike Price USD 40, Expires 11/22/10	200	(6,000)
Stryker Corp., Strike Price USD 50, Expires 11/22/10	235	(22,325)
Tenet Healthcare Corp., Strike Price USD 5, Expires 11/22/10	500	(2,500)
United Therapeutics Corp., Strike Price USD 60, Expires 11/22/10	120	(19,800)
UnitedHealth Group, Inc., Strike Price USD 33.10, Expires 11/22/10	120	(36,575)
UnitedHealth Group, Inc., Strike Price USD 34, Expires 12/20/10	350	(93,625)
UnitedHealth Group, Inc., Strike Price USD 37, Expires 11/22/10	200	(11,800)
Varian Medical Systems, Inc., Strike Price USD 60, Expires 11/22/10	110	(41,250)
Vertex Pharmaceuticals, Inc., Strike Price USD 38, Expires 11/22/10	100	(16,000)
Vertex Pharmaceuticals, Inc., Strike Price USD 39, Expires 11/22/10	100	(10,250)

Total Exchange-Traded Call Options Written		(2,351,658)

Exchange-Traded Put Options Written—(0.1)%
Allscripts Healthcare Solutions, Inc., Strike Price USD 17, Expires 11/22/10	50	(500)
China Medical Technologies, Inc. - ADR, Strike Price USD 11, Expires 11/22/10	50	(1,625)
DaVita, Inc., Strike Price USD 65, Expires 11/22/10	40	(1,100)
Gilead Sciences, Inc., Strike Price USD 38, Expires 11/22/10	555	(22,755)
Life Technologies Corp., Strike Price USD 50, Expires 12/20/10	475	(80,750)
Medtronic, Inc., Strike Price USD 34, Expires 11/22/10	157	(6,437)
Nuvasive, Inc., Strike Price USD 35, Expires 11/22/10	82	(72,570)
Pfizer, Inc., Strike Price USD 16, Expires 11/22/10	140	(1,120)
Tenet Healthcare Corp., Strike Price USD 4.50, Expires 11/20/10	300	(8,920)

Total Exchange-Traded Put Options Written		(195,777)

Over-the-Counter Call Options Written—(0.6)%
BioMarin Pharmaceutical, Inc., Strike Price USD 22.59, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	10,000	(35,757)
BioMarin Pharmaceutical, Inc., Strike Price USD 23.75, Expires 11/15/10, Broker JPMorgan Chase Securities	10,000	(25,597)
Bristol-Myers Squibb Co., Strike Price USD 26, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	10,000	(9,129)
Bristol-Myers Squibb Co., Strike Price USD 27, Expires 11/02/10, Broker UBS Securities LLC	59,000	(7,747)
Bristol-Myers Squibb Co., Strike Price USD 27.09, Expires 11/02/10, Broker UBS Securities LLC	40,000	(6,298)
Community Health Systems, Inc., Strike Price USD 31.52, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	15,000	(555)
Coviden Ltd., Strike Price USD 41.72, Expires 11/24/10, Broker Credit Suisse First Boston	14,000	(6,204)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	43

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (concluded)
DaVita, Inc., Strike Price USD 65.00, Expires 11/02/10, Broker UBS Securities LLC	23,000	$(155,310)
DaVita, Inc., Strike Price USD 67.09, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	10,000	(46,832)
Dionex Corp., Strike Price USD 75.31, Expires 11/02/10, Broker Bank of New York (The)	12,000	(167,104)
Fresenius Medical Care AG & Co. KGaA, Strike Price EUR 46.14, Expires 11/16/10, Broker UBS Securities LLC	15,600	(12,412)
GlaxoSmithKline Plc, Strike Price GBP 13.08, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	25,500	(15)
Health Management Associates, Inc., Strike Price USD 7.77, Expires 11/30/10, Broker Morgan Stanley & Co., Inc.	31,500	(17,435)
Henry Schein, Inc., Strike Price USD 57.50, Expires 11/02/10, Broker UBS Securities LLC	13,500	(3,424)
Hologic, Inc., Strike Price USD 16.85, Expires 11/12/10, Broker Credit Suisse First Boston	50,000	(10,051)
Johnson & Johnson, Strike Price USD 61, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	30,000	(82,200)
Life Technologies Corp., Strike Price USD 50, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	15,000	(8,495)
Novartis AG, Strike Price CHF 54.28, Expires 11/03/10, Broker Citigroup Global Markets, Inc.	11,300	(31,408)
Pfizer, Inc., Strike Price USD 15.29, Expires 11/02/10, Broker Credit Suisse First Boston	156,000	(329,472)
Pfizer, Inc., Strike Price USD 16, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	40,000	(56,000)
Pfizer, Inc., Strike Price USD 17.50, Expires 11/02/10, Broker UBS Securities LLC	49,000	(5,652)
Pfizer, Inc., Strike Price USD 17.62, Expires 11/24/10, Broker JPMorgan Chase Securities	40,000	(12,276)
Quest Diagnostics, Inc., Strike Price USD 50.39, Expires 12/02/10, Broker Morgan Stanley & Co., Inc.	13,500	(11,147)
Quest Diagnostics, Inc., Strike Price USD 51.51, Expires 11/24/10, Broker Credit Suisse First Boston	3,000	(2,388)
Roche Holding AG, Strike Price CHF 136.70, Expires 11/11/10, Broker UBS Securities LLC	1,900	(15,111)
St. Jude Medical, Inc., Strike Price USD 39, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	10,000	(1,693)
Tecan Group AG, Strike Price CHF 62.94, Expires 11/03/10, Broker UBS Securities LLC	7,800	(44,110)
Tenet Healthcare Corp., Strike Price USD 5, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	70,000	(69)
Teva Pharmaceutical Industries Ltd. - ADR, Strike Price USD 54, Expires 11/02/10, Broker Citigroup Global Markets, Inc.	13,900	(285)
Thermo Fisher Scientific, Inc., Strike Price USD 48.62, Expires 11/15/10, Broker JPMorgan Chase Securities	28,000	(82,750)
WellPoint, Inc., Strike Price USD 55, Expires 11/02/10, Broker UBS Securities LLC	35,000	(18,996)

Total Over-the-Counter Call Options Written		(1,205,922)

Over-the-Counter Put Options Written—(0.2)%
Alere, Inc., Strike Price USD 31.25, Expires 11/22/10, Broker UBS Securities LLC	52,100	(106,586)
Arqule, Inc., Strike Price USD 5.25, Expires 11/08/10, Broker Morgan Stanley & Co., Inc.	6,700	(1,518)
Celgene Corp., Strike Price USD 59, Expires 11/08/10, Broker UBS Securities LLC	30,000	(4,580)
Community Health Systems, Inc., Strike Price USD 31.74, Expires 11/22/10, Broker Citigroup Global Markets, Inc.	70,000	(151,122)
Gilead Sciences, Inc., Strike Price USD 36.75, Expires 11/08/10, Broker Morgan Stanley & Co., Inc.	25,000	(1,190)
Medco Health Solutions, Inc., Strike Price USD 54, Expires 11/08/10, Broker Morgan Stanley & Co., Inc.	10,000	(18,892)
Quest Diagnostics, Inc., Strike Price USD 48.50, Expires 11/22/10, Broker Citigroup Global Markets, Inc.	13,200	(11,240)

Options Written	Contracts	Value

Over-the-Counter Put Options Written (concluded)
Tenet Healthcare Corp., Strike Price USD 4.50, Expires 11/22/10, Broker UBS Securities LLC	283,000	$(71,302)

Total Over-the-Counter Put Options Written		(366,430)

Total Options Written (Premiums Received $3,035,525)—(2.0)%		(4,119,787)

Total investments net of outstanding options written—97.4%		201,047,019
Other Assets Less Liabilities—2.6%		5,344,714

Net Assets—100.0%		$206,391,733

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$183,010,509

Gross unrealized appreciation	$23,240,613
Gross unrealized depreciation	(1,084,316)

Net unrealized appreciation	$22,156,297

(a)	Non-income producing security.
(b)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(c)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2009	Net Activity	Shares/ Beneficial Interest Held at October 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	9,732,338	4,335,223	14,067,561	$15,805
BlackRock Liquidity Series, LLC Money Market Series	2,152,000	(2,152,000)	—	$756

(d)	Represents current yield as of report date.

See Notes to Financial Statements.

44	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (concluded)	BlackRock Health Sciences Trust (BME)

•	Foreign currency exchange contracts as of October 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	101,588	DKK	544,000	Deutsche Bank Securities	11/02/10	$60
USD	100,151	DKK	537,000	Citigroup Global Markets	11/03/10	(68)

Total						$(8)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks:
Biotechnology	$30,359,660	—	—	$30,359,660
Chemicals	1,598,184	—	—	1,598,184
Health Care Equipment & Supplies	36,299,550	$39,679	—	36,339,229
Health Care Providers & Services	43,259,520	7,629,250	—	50,888,770
Health Care Technology	9,701,634	—	—	9,701,634
Life Sciences Tools & Services	16,274,037	1,120,547	—	17,394,584
Pharmaceuticals	39,586,012	5,231,172	—	44,817,184
Short-Term Securities	14,067,561	—	—	14,067,561

Total	$191,146,158	$14,020,648	—	$205,166,806

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$60	—	$60
Liabilities:
Equity contracts	$(1,745,222)	(2,374,565)	—	(4,119,787)
Foreign currency exchange contracts	—	(68)	—	(68)

Total	$(1,745,222)	$(2,374,573)	—	$(4,119,795)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	45

Schedule of Investments October 31, 2010	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia—0.5%
OZ Minerals Ltd.	4,082,600	$6,296,585

Austria—0.3%
Erste Group Bank AG	80,700	3,646,164

Belgium—0.7%
Anheuser-Busch InBev NV	127,600	8,013,781

Brazil—3.5%
Banco Bradesco SA, Preference Shares	203,300	4,165,719
Banco Santander Brasil SA - ADR	178,800	2,574,720
BM&FBOVESPA SA	856,344	7,141,656
Cia Energetica de Minas Gerais - ADR (a)	293,820	5,241,749
Gol Linhas Aereas Inteligentes SA, Preference Shares	312,700	5,408,756
Hypermarcas SA (b)	421,600	6,967,570
PDG Realty SA Empreendimentos e Participacoes	304,100	3,764,809
Tractebel Energia SA	313,000	4,712,580

		39,977,559

Canada—9.4%
Agrium, Inc.	122,200	10,815,922
Barrick Gold Corp. (a)	185,400	8,915,886
Baytext Energy Trust	122,500	4,564,173
Canadian National Railway Co. (a)	128,700	8,337,186
Canadian Natural Resources Ltd. (a)	129,500	4,722,865
Crescent Point Energy Corp. (a)	112,200	4,444,436
Eldorado Gold Corp. (a)	402,100	6,808,772
Enbridge, Inc. (a)	87,500	4,839,568
Goldcorp, Inc.	130,000	5,804,687
Magna International, Inc., Class A (a)	62,200	5,631,588
Niko Resources Ltd. (a)	47,200	4,502,951
Pacific Rubiales Energy Corp. (a)(b)	175,200	5,584,618
Pan American Silver Corp.	169,600	5,413,632
Royal Bank of Canada	97,100	5,178,222
Silver Wheaton Corp. (a)(b)	164,400	4,726,500
Toronto-Dominion Bank (The) (a)	74,000	5,329,248
TransCanada Corp.	246,700	9,111,863
Viterra, Inc. (a)(b)	373,400	3,576,937

		108,309,054

China—2.1%
China Construction Bank Corp., Class H	5,917,800	5,657,438
China Merchants Bank Co. Ltd., Class H	2,088,000	5,949,663
Mecox Lane Ltd. - ADR (b)	48,300	788,739
Sinopharm Group Co.	266,400	1,048,903
Tencent Holdings Ltd.	266,000	6,114,642
Want Want China Holdings Ltd.	4,879,400	4,509,937

		24,069,322

Denmark—1.6%
Carlsberg A/S	52,900	5,783,580
FLSmidth & Co. A/S (a)	80,000	5,916,852
Pandora A/S (b)	76,500	3,712,137
Tryg AS	65,500	3,300,364

		18,712,933

Finland—0.6%
Fortum Oyj	233,900	6,633,901

France—2.5%
AXA SA	170,400	3,107,589
BNP Paribas	79,240	5,796,082
Cap Gemini SA	95,300	4,864,923
GDF Suez	203,260	8,121,696
Societe Generale	19,600	1,175,312
Unibail-Rodamco SE - REIT	25,300	5,278,784

		28,344,386

Germany—8.2%
BASF SE (a)	33,400	2,428,575
Bayerische Motoren Werke AG	82,500	5,912,975

Common Stocks	Shares	Value

Germany (concluded)
Deutsche Lufthansa AG (b)	426,500	$9,117,516
Deutsche Post AG	522,800	9,745,265
Deutsche Telekom AG	435,600	6,310,284
E.ON AG	263,600	8,250,800
Fresenius Medical Care AG & Co. KGaA	151,300	9,629,248
Kabel Deutschland Holding AG (b)	140,200	6,313,478
Merck KGaA	68,000	5,661,599
Metro AG	84,700	5,935,440
SAP AG - ADR	137,900	7,133,567
Siemens AG	63,200	7,212,096
Software AG	23,600	3,305,617
Volkswagen AG, Preference Shares	53,644	8,043,573

		95,000,033

Gibraltar—0.3%
PartyGaming Plc (b)	938,500	3,785,142

Hong Kong—4.7%
AIA Group Ltd. (b)	1,763,400	5,243,847
Cathay Pacific Airways Ltd.	3,191,000	8,597,445
Cheung Kong Holdings Ltd.	581,000	8,874,293
China Merchants Holdings International Co. Ltd.	1,764,000	6,203,239
China Mobile Ltd.	603,500	6,163,131
China Resources Enterprise Ltd.	712,100	3,018,614
CNOOC Ltd. - ADR	25,300	5,285,676
Hong Kong Exchanges and Clearing Ltd.	158,800	3,505,295
Melco Crown Entertainment Ltd. - ADR (b)	411,900	2,582,613
New World Development Ltd.	2,396,900	4,750,462

		54,224,615

India—0.3%
Infosys Technologies Ltd. - ADR (a)	49,200	3,318,048

Indonesia—1.4%
Adaro Energy PT	49,857,900	11,762,598
Bank Mandiri Tbk PT	5,440,500	4,276,852

		16,039,450

Ireland—0.6%
Coviden Plc (a)	188,000	7,495,560

Israel—0.1%
Teva Pharmaceutical Industries Ltd. - ADR (a)	19,000	986,100

Italy—1.5%
Fondiaria-Sai SpA	264,300	3,140,702
Intesa Sanpaolo SpA	1,807,300	6,356,567
Paramalat SpA	1,494,600	4,108,572
UniCredit SpA	1,269,165	3,308,799

		16,914,640

Japan—10.8%
Bank of Yokohama Ltd. (The)	452,500	2,218,640
Bridgestone Corp.	307,700	5,508,230
Canon, Inc.	121,000	5,570,027
Chiba Bank Ltd.	556,900	3,438,213
Honda Motor Co. Ltd.	287,400	10,360,421
Hoya Corp.	219,700	5,131,933
ITOCHU Corp.	1,260,500	11,047,379
Japan Tobacco, Inc.	2,238	6,952,759
JSR Corp.	414,900	7,156,636
KDDI Corp.	710	3,827,488
Konica Minolta Holdings, Inc.	485,700	4,693,292
Kubota Corp.	692,000	6,136,700
Marubeni Corp.	1,183,400	7,434,022
Matsui Securities Co. Ltd.	555,800	3,143,600
Nikon Corp.	195,600	3,694,059
Nomura Holdings, Inc.	345,300	1,774,423
NSK Ltd.	1,473,000	11,136,537
NTT Data Corp.	1,680	5,165,687
Panasonic Corp.	313,300	4,567,064

See Notes to Financial Statements.

46	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (concluded)
Sumitomo Heavy Industries Ltd.	977,100	$5,553,585
Sumitomo Mitsui Financial Group, Inc.	171,800	5,127,843
Tokio Marine Holdings, Inc.	203,400	5,718,764

		125,357,302

Malaysia—1.0%
Bumiputra-Commerce Holdings Bhd	4,231,200	11,299,404

Mexico—1.5%
Fomento Economico Mexicano SAB de CV - ADR	120,600	6,622,146
Grupo Mexico SAB de CV, Series B	2,185,300	7,197,615
Grupo Modelo SAB de CV	623,300	3,493,065

		17,312,826

Netherlands—1.8%
Aegon NV (b)	603,200	3,822,963
Corio NV - REIT	16,700	1,227,520
ING Groep NV (b)	370,500	3,963,889
Koninklijke (Royal) KPN NV	333,800	5,574,893
Koninklijke (Royal) Philips Electronics NV	86,400	2,635,416
VimpelCom Ltd. - ADR (a)(b)	265,800	4,074,714

		21,299,395

Norway—1.4%
Yara International ASA	309,000	16,292,900

Philippines—0.3%
Cebu Air, Inc. (b)	1,345,300	3,893,302

Singapore—1.6%
CapitaLand Ltd.	1,032,771	3,115,336
Singapore Telecommunications Ltd.	3,390,100	8,122,694
Straits Asia Resources Ltd.	4,147,200	7,379,241

		18,617,271

South Africa—1.4%
AngloGold Ashanti Ltd. - ADR (a)	127,500	6,006,525
MTN Group Ltd.	288,000	5,181,108
Naspers Ltd.	85,400	4,479,427

		15,667,060

South Korea—1.9%
Hyundai Engineering & Construction Co. Ltd.	89,000	5,979,632
Kia Motors Corp.	114,500	4,581,314
KT Corp. - ADR	147,800	3,057,982
Samsung Electronics Co. Ltd.	8,300	5,506,435
Samsung Securities Co. Ltd.	50,000	2,863,843

		21,989,206

Spain—2.6%
Banco Bilbao Vizcaya Argentaria SA	392,500	5,170,991
Banco Santander SA	729,950	9,369,352
Inditex SA	55,600	4,643,763
Telefonica SA	397,200	10,733,401

		29,917,507

Sweden—1.6%
Nordea Bank AB	492,624	5,424,114
Svenska Cellulosa AB, B Shares	466,000	7,224,385
Volvo AB, B Shares (b)	405,500	5,489,782

		18,138,281

Switzerland—6.1%
Alcon, Inc. (a)	25,500	4,276,860
Credit Suisse Group AG	114,900	4,756,701
GAM Holding Ltd. (b)	108,500	1,714,183
Givaudan SA	5,400	5,564,165
Julius Baer Group Ltd.	147,600	6,228,605
Nestle SA	280,800	15,380,678
Nobel Biocare Holding AG (a)	75,700	1,251,548
Novartis AG, Registered Shares	164,700	9,543,168
Roche Holding AG (a)	40,200	5,903,538

Common Stocks	Shares	Value

Switzerland (concluded)
Swiss Reinsurance Co. Ltd.	92,600	$4,449,164
Tyco Electronics Ltd.	150,500	4,767,840
UBS AG (b)	222,900	3,786,523
Zurich Financial Services AG	13,300	3,254,742

		70,877,715

Taiwan—2.1%
AU Optronics Corp. - ADR (b)	527,900	5,294,837
Hon Hai Precision Industry Co. Ltd.	1,547,632	5,853,202
Mega Financial Holding Co. Ltd.	7,811,100	5,415,415
Siliconware Precision Industries Co. - ADR	595,400	3,322,332
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	424,684	4,633,302

		24,519,088

Thailand—1.0%
Bangkok Bank PCL	800,500	4,134,354
Banpu PCL	302,700	7,837,009

		11,971,363

United Kingdom—18.6%
Aegis Group Plc	2,166,000	4,365,780
Anglo American Plc	115,300	5,372,196
Antofagasta Plc	569,900	12,063,238
Barclays Plc - ADR (a)	328,300	5,794,495
British Airways Plc (b)	2,023,100	8,766,956
Britvic Plc	1,051,000	8,123,584
Cairn Energy Plc (b)	617,400	3,815,850
FirstGroup Plc	1,271,900	8,317,331
GKN Plc	2,091,900	5,943,674
GlaxoSmithKline Plc	475,600	9,287,343
HSBC Holdings Plc	1,482,500	15,429,412
Imperial Tobacco Group Plc	395,000	12,650,795
Inchcape Plc (b)	1,025,920	5,733,124
Intercontinental Hotels Group Plc	441,650	8,529,678
Kazakhmys Plc	468,100	9,863,479
National Grid Plc	872,200	8,247,964
Next Plc	130,800	4,789,166
Royal Bank of Scotland Group Plc (b)	5,849,600	4,185,424
Royal Dutch Shell Plc - ADR	386,200	25,075,966
Tesco Plc	1,048,900	7,178,311
Tullow Oil Plc	330,500	6,277,262
Unilever Plc	229,200	6,607,974
Vodafone Group Plc - ADR	391,000	10,756,410
WPP Plc	996,700	11,582,611
Xstrata Plc	329,700	6,387,404

		215,145,427

United States—1.3%
Mosaic Co. (The) (a)	145,900	10,674,044
NII Holdings, Inc. (b)	94,600	3,955,226

		14,629,270

Total Long-Term Investments (Cost—$1,012,088,768)—93.3%		1,078,694,590

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.21% (c)(d)	57,450,039	57,450,039

Total Short-Term Securities (Cost—$57,450,039)—5.0%		57,450,039

Total Investments Before Outstanding Options Written (Cost—$1,069,538,807*)—98.3%		1,136,144,629

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	47

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options Written—(0.2)%
Alcon, Inc., Strike Price USD 170, Expires 11/22/10	155	$(26,815)
Anglogold Ashanti Ltd. - ADR, Strike Price USD 47, Expires 11/22/10	345	(55,200)
Barclays Plc - ADR, Strike Price USD 20, Expires 11/22/10	1,970	(14,775)
Barrick Gold Corp., Strike Price USD 47, Expires 11/22/10	555	(114,608)
Barrick Gold Corp., Strike Price USD 48, Expires 11/22/10	555	(82,973)
BASF SE, Strike Price EUR 48, Expires 11/19/10	334	(205,751)
Canadian National Railway Co., Strike Price USD 65, Expires 11/22/10	550	(72,875)
Canadian National Railway Co., Strike Price USD 65, Expires 12/20/10	225	(46,687)
Canadian Natural Resources Ltd., Strike Price USD 37.50, Expires 12/20/10	157	(17,662)
Coviden Plc, Strike Price USD 40, Expires 11/22/10	375	(37,500)
Crescent Point Energy Corp., Strike Price CAD 42, Expires 1/24/11	670	(37,773)
Eldorado Gold Corp., Strike Price CAD 21, Expires 11/22/10	1,200	(4,706)
Enbridge, Inc., Strike Price CAD 56, Expires 12/20/10	525	(62,285)
FLSmidth & Co. A/S, Strike Price DKK 400, Expires 11/19/10	124	(25,699)
Infosys Technologies Ltd. - ADR, Strike Price USD 67.50, Expires 11/22/10	300	(54,000)
Magna International, Inc., Class A, Strike Price USD 90, Expires 12/20/10	400	(180,000)
Mosaic Co. (The), Strike Price USD 62.50, Expires 11/22/10	310	(342,550)
Mosaic Co. (The), Strike Price USD 65, Expires 11/22/10	310	(272,800)
Niko Resources Ltd., Strike Price CAD 105, Expires 11/22/10	285	(7,685)
Nobel Biocare Holding AG, Strike Price CHF 18, Expires 11/19/10	302	(6,163)
Pacific Rubiales Energy Corp., Strike Price CAD 30, Expires 11/22/10	1,050	(295,985)
Roche Holding AG, Strike Price CHF 150, Expires 11/19/10	50	(4,074)
Silver Wheaton Corp., Strike Price USD 26, Expires 11/22/10	675	(212,625)
Silver Wheaton Corp., Strike Price USD 27, Expires 11/22/10	670	(160,800)
Teva Pharmaceutical Industries Ltd. - ADR, Strike Price USD 55, Expires 11/22/10	190	(3,800)
Toronto-Dominion Bank (The), Strike Price CAD 76, Expires 11/22/10	445	(8,508)
VimpelCom Ltd. - ADR, Strike Price USD 15, Expires 11/22/10	1,590	(107,325)
Viterra, Inc., Strike Price CAD 9, Expires 11/22/10	2,240	(181,194)

Total Exchange-Traded Call Options Written		(2,642,818)

Exchange-Traded Put Options Written—(0.0)%
Petroleo Brasileiro SA - ADR, Strike Price USD 34, Expires 11/22/10	1,550	(186,000)
Volkswagen AG, Preference Shares, Strike Price EUR 78, Expires 11/19/10	75	(594)
Xstrata Plc, Strike Price GBP 11, Expires 11/19/10	90	(27,420)

Total Exchange-Traded Put Options Written		(214,014)

Over-the-Counter Call Options Written—(2.4)%
Adaro Energy Tbk PT, Strike Price IDR 2,070.50, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	8,860,000	(65,298)
Adaro Energy Tbk PT, Strike Price IDR 2,091, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	14,700,000	(149,205)
Aegis Group Plc, Strike Price GBP 1.23, Expires 11/11/10, Broker UBS Securities LLC	1,300,000	(78,703)
Aegon NV, Strike Price EUR 4.62, Expires 11/16/10, Broker Credit Suisse First Boston	361,500	(35,351)
Agrium, Inc., Strike Price USD 74.79, Expires 11/02/10, Broker JPMorgan Chase Securities	73,000	(1,001,626)
Anglo American Plc, Strike Price GBP 26.49, Expires 11/11/10, Broker UBS Securities LLC	115,300	(485,407)
AngloGold Ashanti Ltd. - ADR, Strike Price USD 44.51, Expires 11/12/10, Broker UBS Securities LLC	42,000	(122,186)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
Anheuser-Busch InBev NV, Strike Price EUR 42.84, Expires 11/11/10, Broker UBS Securities LLC	76,600	$(258,638)
Antofagasta Plc, Strike Price GBP 12.32, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	342,000	(554,079)
AU Optronics Corp. - ADR, Strike Price USD 10.29, Expires 12/09/10, Broker UBS Securities LLC	153,500	(37,299)
AU Optronics Corp. - ADR, Strike Price USD 9.79, Expires 11/10/10, Broker Morgan Stanley & Co., Inc.	163,000	(61,886)
AXA SA, Strike Price EUR 12.88, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	102,300	(56,360)
Banco Bilbao Vizcaya Argentaria SA, Strike Price EUR 10.14, Expires 11/03/10, Broker Morgan Stanley & Co., Inc.	235,000	(3,576)
Banco Bradesco SA, Preference Shares, Strike Price BRL 32.75, Expires 12/02/10, Broker Morgan Stanley & Co., Inc.	122,000	(175,018)
Banco Santander Brasil SA - ADR, Strike Price USD 13.19, Expires 11/02/10, Broker JPMorgan Chase Securities	51,000	(61,588)
Banco Santander Brasil SA - ADR, Strike Price USD 13.33, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	56,300	(60,410)
Banco Santander SA, Strike Price EUR 10.34, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	438,000	(3,534)
Bank Mandiri Tbk PT, Strike Price IDR 7,202.89, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	3,264,500	(33,624)
Bank of Yokohama Ltd. (The), Strike Price JPY 416.74, Expires 12/01/10, Broker JPMorgan Chase Securities	272,000	(9,974)
Bayerische Motoren Werke AG, Strike Price EUR 48.18, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	55,200	(268,460)
Baytex Energy Trust, Strike Price CAD 37.10, Expires 11/30/10, Broker Goldman Sachs & Co.	119,000	(152,125)
BM&FBOVESPA SA, Strike Price BRL 14.28, Expires 12/02/10, Broker Credit Suisse First Boston	226,500	(66,575)
BM&FBOVESPA SA, Strike Price BRL 14.64, Expires 11/08/10, Broker Credit Suisse First Boston	96,400	(7,149)
BM&FBOVESPA SA, Strike Price BRL 14.76, Expires 12/02/10, Broker Citigroup Global Markets, Inc.	78,000	(14,457)
BM&FBOVESPA SA, Strike Price BRL 15.72, Expires 12/02/10, Broker Goldman Sachs & Co.	113,000	(7,014)
BNP Paribas, Strike Price EUR 54.84, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	47,500	(42,631)
Bridgestone Corp., Strike Price JPY 1,598.86, Expires 11/09/10, Broker JPMorgan Chase Securities	184,700	(771)
British Airways Plc, Strike Price GBP 2.24, Expires 11/03/10, Broker Citigroup Global Markets, Inc.	1,847,000	(1,362,743)
Britvic Plc, Strike Price GBP 4.87, Expires 11/03/10, Broker Citigroup Global Markets, Inc.	630,000	(35,403)
Cairn Energy Plc, Strike Price GBP 4.58, Expires 11/11/10, Broker Credit Suisse First Boston	557,000	(4,773)
Canadian Natural Resources Ltd., Strike Price USD 33.97, Expires 11/02/10, Broker Credit Suisse First Boston	62,000	(155,619)
Canon, Inc., Strike Price JPY 3,962.10, Expires 12/01/10, Broker JPMorgan Chase Securities	72,600	(45,268)
Cap Gemini SA, Strike Price EUR 37.17, Expires 12/07/10, Broker Morgan Stanley & Co., Inc.	57,200	(87,248)
CapitaLand Ltd., Strike Price SGD 4.14, Expires 11/09/10, Broker Deutsche Bank Securities Corp.	620,000	(144)
Carlsberg A/S, Strike Price DKK 573.43, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	35,000	(145,407)
Cathay Pacific Airways Ltd., Strike Price HKD 21.72, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	1,915,000	(40,324)
Cheung Kong Holdings Ltd., Strike Price HKD 123.91, Expires 12/01/10, Broker JPMorgan Chase Securities	349,000	(88,723)
Chiba Bank Ltd., Strike Price JPY 528.48, Expires 12/01/10, Broker Goldman Sachs & Co.	334,000	(16,051)
China Construction Bank Corp., Strike Price HKD 6.87, Expires 11/09/10, Broker Credit Suisse First Boston	3,551,000	(250,030)

See Notes to Financial Statements.

48	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
China Merchants Bank Co. Ltd., Strike Price HKD 20.17, Expires 11/09/10, Broker JPMorgan Chase Securities	1,253,000	$(310,476)
China Merchants Holdings International Co. Ltd., Strike Price HKD 28.96, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	1,059,000	(9,051)
China Mobile Ltd., Strike Price HKD 82.06, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	362,000	(15,148)
Cia Energetica de Minas Gerais - ADR, Strike Price USD 16.94, Expires 11/08/10, Broker JPMorgan Chase Securities	176,300	(162,314)
CIMB Group Holdings Bhd, Strike Price MYR 8.30, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	3,172,000	(80,886)
CNOOC Ltd. - ADR, Strike Price USD 193.29, Expires 11/10/10, Broker UBS Securities LLC	14,000	(222,290)
CNOOC Ltd. - ADR, Strike Price USD 216.80, Expires 11/19/10, Broker JPMorgan Chase Securities	11,300	(37,959)
Corio NV - REIT, Strike Price EUR 54.41, Expires 12/07/10, Broker UBS Securities LLC	10,000	(9,192)
Coviden Ltd., Strike Price USD 41.72, Expires 11/24/10, Broker Credit Suisse First Boston	55,500	(24,595)
Credit Suisse Group AG, Strike Price CHF 41.95, Expires 12/07/10, Broker Credit Suisse First Boston	69,000	(62,835)
Deutsche Lufthansa AG, Strike Price EUR 13.60, Expires 11/11/10, Broker UBS Securities LLC	167,600	(421,259)
Deutsche Lufthansa AG, Strike Price EUR 13.68, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	105,000	(252,286)
Deutsche Post AG, Strike Price EUR 12.93, Expires 11/11/10, Broker Credit Suisse First Boston	135,700	(99,207)
Deutsche Post AG, Strike Price EUR 13.51, Expires 11/16/10, Broker Credit Suisse First Boston	178,000	(51,852)
Deutsche Telekom AG, Strike Price EUR 10.25, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	261,000	(80,843)
E.ON AG, Strike Price EUR 22.66, Expires 12/07/10, Broker Morgan Stanley & Co., Inc.	158,200	(81,842)
Eldorado Gold Corp., Strike Price CAD 19.99, Expires 11/19/10, Broker UBS Securities LLC	122,000	(7,109)
Erste Group Bank AG, Strike Price EUR 29.45, Expires 11/11/10, Broker Credit Suisse First Boston	48,500	(203,863)
Firstgroup Plc, Strike Price GBP 3.66, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	763,100	(518,580)
FLSmidth & Co. A/S, Strike Price DKK 403.11, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	71,600	(85,455)
Fomento Economico Mexicano SAB de CV - ADR, Strike Price USD 50.43, Expires 11/08/10, Broker Goldman Sachs & Co.	36,000	(161,640)
Fomento Economico Mexicano SAB de CV - ADR, Strike Price USD 52, Expires 11/05/10, Broker Credit Suisse First Boston	36,000	(106,045)
Fondiaria-Sai SpA, Strike Price EUR 7.60, Expires 11/11/10, Broker Credit Suisse First Boston	158,600	(208,250)
Fortum Oyj, Strike Price EUR 19.54, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	140,500	(166,641)
Fresenius Medical Care AG & Co. KGaA, Strike Price EUR 45.85, Expires 12/07/10, Broker Citigroup Global Markets, Inc.	63,400	(89,277)
Fresenius Medical Care AG & Co. KGaA, Strike Price EUR 46.14, Expires 11/16/10, Broker UBS Securities LLC	27,500	(21,881)
GAM Holding AG, Strike Price CHF 14.09, Expires 11/11/10, Broker UBS Securities LLC	30,900	(46,422)
GAM Holding AG, Strike Price CHF 15.63, Expires 12/07/10, Broker UBS Securities LLC	50,500	(26,490)
GDF Suez, Strike Price EUR 25.84, Expires 11/11/10, Broker UBS Securities LLC	122,000	(488,414)
Givaudan SA, Strike Price CHF 1,022.63, Expires 12/07/10, Broker Citigroup Global Markets, Inc.	3,300	(48,071)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
GKN Plc, Strike Price GBP 1.66, Expires 11/16/10, Broker Credit Suisse First Boston	1,250,000	$(251,634)
GlaxoSmithKline Plc, Strike Price GBP 12.78, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	156,000	(4,484)
GlaxoSmithKline Plc, Strike Price GBP 13.05, Expires 11/16/10, Broker Morgan Stanley & Co., Inc.	129,400	(735)
Gol Linhas Aereas Inteligentes SA, Preference Shares, Strike Price BRL 27.19, Expires 12/02/10, Broker Citigroup Global Markets, Inc.	189,300	(317,901)
Goldcorp, Inc., Strike Price CAD 46.74, Expires 12/15/10, Broker UBS Securities LLC	78,000	(92,691)
Grupo Mexico SAB de CV, Strike Price MXN 40.46, Expires 12/14/10, Broker UBS Securities LLC	1,311,200	(175,018)
Grupo Modelo SAB de CV, Strike Price MXN 69.69, Expires 12/03/10, Broker Citigroup Global Markets, Inc.	187,000	(25,753)
Grupo Modelo SAB de CV, Strike Price MXN 70.04, Expires 12/14/10, Broker Citigroup Global Markets, Inc.	187,000	(27,997)
Hon Hai Precision Industry Co. Ltd., Strike Price TWD 116.28, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	528,000	(71,660)
Hon Hai Precision Industry Co. Ltd., Strike Price TWD 118.97, Expires 11/09/10, Broker Credit Suisse First Boston	270,000	(11,642)
Hon Hai Precision Industry Co. Ltd., Strike Price TWD 120.03, Expires 11/09/10, Broker Credit Suisse First Boston	131,000	(4,364)
Honda Motor Co. Ltd., Strike Price JPY 3,081.63, Expires 11/09/10, Broker Goldman Sachs & Co.	175,800	(14,420)
Hong Kong Exchanges and Clearing Ltd., Strike Price HKD 175.44, Expires 12/01/10, Broker JPMorgan Chase Securities	95,300	(65,131)
Hoya Corp., Strike Price JPY 2,051.64, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	132,000	(27,112)
HSBC Holdings Plc, Strike Price GBP 6.65, Expires 11/03/10, Broker UBS Securities LLC	889,500	(24,134)
Hypermarcas SA, Strike Price BRL 29.04, Expires 12/14/10, Broker Credit Suisse First Boston	253,000	(126,556)
Hyundai Engineering & Construction Co. Ltd., Strike Price KRW 75,739.30, Expires 12/01/10, Broker Deutsche Bank Securities Corp.	53,400	(120,517)
Imperial Tobacco Group Plc, Strike Price GBP 18.67, Expires 11/03/10, Broker Citigroup Global Markets, Inc.	237,000	(502,848)
Inchcape Plc, Strike Price GBP 2.78, Expires 11/03/10, Broker UBS Securities LLC	610,000	(692,086)
Inditex SA, Strike Price EUR 59.18, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	33,400	(69,318)
ING Groep NV, Strike Price EUR 7.68, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	222,500	(63,239)
Intercontinental Hotels Group Plc, Strike Price GBP 10.64, Expires 11/03/10, Broker Credit Suisse First Boston	89,000	(202,193)
Intercontinental Hotels Group Plc, Strike Price GBP 11.53, Expires 11/16/10, Broker Credit Suisse First Boston	176,000	(175,471)
Intesa Sanpaolo SpA, Strike Price EUR 2.44, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	763,500	(117,659)
Intesa Sanpaolo SpA, Strike Price EUR 2.49, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	321,000	(32,700)
ITOCHU Corp., Strike Price JPY 762.84, Expires 11/09/10, Broker Goldman Sachs & Co.	756,300	(9,457)
Japan Tobacco, Inc., Strike Price JPY 254,015.62, Expires 12/01/10, Broker JPMorgan Chase Securities	1,340	(108,198)
JSR Corp., Strike Price JPY 1,429.47, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	83,300	(50,476)
JSR Corp., Strike Price JPY 1,437.43, Expires 11/09/10, Broker Goldman Sachs & Co.	165,700	(41,348)
Julius Baer Group Ltd., Strike Price CHF 37.77, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	88,600	(338,219)
Kabel Deutschland Holding AG, Strike Price EUR 29.32, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	30,600	(129,653)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	49

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
Kabel Deutschland Holding AG, Strike Price EUR 29.47, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	30,600	$(126,017)
Kabel Deutschland Holding AG, Strike Price EUR 30.30, Expires 12/07/10, Broker UBS Securities LLC	23,000	(72,346)
Kazakhmys Plc, Strike Price GBP 12.73, Expires 11/03/10, Broker Credit Suisse First Boston	65,000	(53,315)
Kazakhmys Plc, Strike Price GBP 14.04, Expires 11/11/10, Broker UBS Securities LLC	53,800	(9,614)
Kazakhmys Plc, Strike Price GBP 14.05, Expires 12/07/10, Broker Citigroup Global Markets, Inc.	30,000	(16,586)
Kazakhmys Plc, Strike Price GBP 14.31, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	132,000	(14,132)
KDDI Corp., Strike Price JPY 408,975, Expires 12/01/10, Broker Goldman Sachs & Co.	425	(155,177)
Konica Minolta Holdings, Inc., Strike Price JPY 892.61, Expires 12/01/10, Broker JPMorgan Chase Securities	292,000	(18,964)
Koninklijke KPN NV, Strike Price EUR 11.94, Expires 12/07/10, Broker Citigroup Global Markets, Inc.	200,000	(68,305)
Koninklijke Philips Electronics NV, Strike Price EUR 23.10, Expires 11/03/10, Broker UBS Securities LLC	34,500	(619)
Koninklijke Philips Electronics NV, Strike Price EUR 23.38, Expires 11/03/10, Broker Credit Suisse First Boston	51,900	(216)
KT Corp. - ADR, Strike Price USD 21.75, Expires 11/30/10, Broker Citigroup Global Markets, Inc.	40,000	(9,230)
Kubota Corp., Strike Price JPY 781.20, Expires 12/01/10, Broker JPMorgan Chase Securities	416,000	(28,705)
Marubeni Corp., Strike Price JPY 483.89, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	710,000	(218,718)
Matsui Securities Co. Ltd., Strike Price JPY 489.69, Expires 11/09/10, Broker Goldman Sachs & Co.	179,800	(2,839)
Matsui Securities Co. Ltd., Strike Price JPY 490.52, Expires 11/09/10, Broker Goldman Sachs & Co.	153,200	(2,273)
Mega Financial Holding Co. Ltd., Strike Price TWD 21.44, Expires 11/09/10, Broker Credit Suisse First Boston	4,687,000	(41,902)
Melco Crown Entertainment Ltd. - ADR, Strike Price USD 5.77, Expires 11/29/10, Broker UBS Securities LLC	247,000	(161,291)
Merck KGaA, Strike Price EUR 63.66, Expires 11/16/10, Broker UBS Securities LLC	37,000	(1,819)
Metro AG, Strike Price EUR 48.39, Expires 11/16/10, Broker Credit Suisse First Boston	64,000	(179,991)
Mosaic Co. (The), Strike Price USD 61.55, Expires 11/09/10, Broker UBS Securities LLC	67,500	(785,144)
MTN Group Ltd., Strike Price ZAR 127.53, Expires 11/03/10, Broker Morgan Stanley & Co., Inc.	173,000	(21,755)
Naspers Ltd., Strike Price ZAR 311.10, Expires 11/03/10, Broker Citigroup Global Markets, Inc.	63,000	(506,755)
National Grid Plc, Strike Price GBP 5.60, Expires 11/03/10, Broker Citigroup Global Markets, Inc.	520,000	(251,557)
Nestle SA, Strike Price CHF 53.43, Expires 11/16/10, Broker Credit Suisse First Boston	43,300	(34,585)
Nestle SA, Strike Price CHF 53.68, Expires 12/07/10, Broker Citigroup Global Markets, Inc.	125,200	(121,515)
New World Development Ltd., Strike Price HKD 15.30, Expires 11/09/10, Broker JPMorgan Chase Securities	1,438,000	(68,507)
Next Plc, Strike Price GBP 20.69, Expires 11/03/10, Broker Credit Suisse First Boston	78,500	(271,781)
NII Holdings, Inc., Strike Price USD 43.16, Expires 11/10/10, Broker Morgan Stanley & Co., Inc.	57,000	(31,549)
Nikon Corp., Strike Price JPY 1,645.85, Expires 12/01/10, Broker JPMorgan Chase Securities	118,000	(23,456)
Nobel Biocare Holding AG, Strike Price CHF 16.28, Expires 11/03/10, Broker UBS Securities LLC	45,500	(15,642)
Nordea Bank AB, Strike Price SEK 70.42, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	295,600	(148,222)
Novartis AG, Strike Price CHF 57.32, Expires 11/16/10, Broker UBS Securities LLC	88,600	(57,323)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
NSK Ltd., Strike Price JPY 635.68, Expires 12/01/10, Broker JPMorgan Chase Securities	884,000	$(173,603)
NTT Data Corp., Strike Price JPY 257,829.53, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	770	(55,675)
NTT Data Corp., Strike Price JPY 280,184.72, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	240	(370)
OZ Minerals Ltd., Strike Price AUD 1.51, Expires 11/09/10, Broker JPMorgan Chase Securities	2,450,000	(188,479)
Pan American Silver Corp., Strike Price USD 31.53, Expires 12/15/10, Broker Morgan Stanley & Co., Inc.	74,000	(154,950)
Pan American Silver Corp., Strike Price USD 32.25, Expires 12/15/10, Broker UBS Securities LLC	42,000	(77,149)
Panasonic Corp., Strike Price JPY 1,175.81, Expires 11/09/10, Broker Goldman Sachs & Co.	188,000	(55,967)
Parmalat SpA, Strike Price EUR 1.99, Expires 12/07/10, Broker Citigroup Global Markets, Inc.	897,000	(42,175)
PartyGaming Plc, Strike Price GBP 2.74, Expires 11/03/10, Broker Morgan Stanley & Co., Inc.	148,000	(2,754)
PartyGaming Plc, Strike Price GBP 2.99, Expires 11/11/10, Broker Deutsche Bank Securities Corp.	267,000	(1,478)
PartyGaming Plc, Strike Price GBP 3, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	148,000	(740)
PDG Realty SA Empreendimentos e Participacoes, Strike Price BRL 21.56, Expires 12/02/10, Broker Deutsche Bank Securities Corp.	114,600	(42,898)
PDG Realty SA Empreendimentos e Participacoes, Strike Price BRL 22.37, Expires 12/02/10, Broker Goldman Sachs & Co.	67,900	(14,973)
Roche Holding AG, Strike Price CHF 136.70, Expires 11/11/10, Broker UBS Securities LLC	19,100	(151,902)
Royal Bank of Canada, Strike Price CAD 54.52, Expires 11/10/10, Broker Goldman Sachs & Co.	58,000	(31,932)
Royal Bank of Scotland Group Plc, Strike Price GBP 0.47, Expires 11/03/10, Broker UBS Securities LLC	5,200,000	(27,560)
Royal Dutch Shell Plc - ADR, Strike Price USD 56.86, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	199,000	(1,605,134)
Royal Dutch Shell Plc - ADR, Strike Price USD 61.36, Expires 11/30/10, Broker UBS Securities LLC	33,000	(117,810)
Samsung Electronics Co. Ltd., Strike Price KRW 763,466.99, Expires 12/01/10, Broker JPMorgan Chase Securities	5,000	(53,087)
Samsung Securities Co. Ltd., Strike Price KRW 68,164.25, Expires 12/01/10, Broker JPMorgan Chase Securities	30,000	(17,340)
SAP AG - ADR, Strike Price USD 49.08, Expires 11/02/10, Broker JPMorgan Chase Securities	82,000	(216,956)
Siemens AG, Strike Price EUR 77.85, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	37,900	(246,455)
Siliconware Precision Industries Co. - ADR, Strike Price USD 5.47, Expires 11/05/10, Broker Morgan Stanley & Co., Inc.	150,000	(26,586)
Siliconware Precision Industries Co. - ADR, Strike Price USD 5.65, Expires 12/06/10, Broker Morgan Stanley & Co., Inc.	207,000	(47,453)
Singapore Telecommunications Ltd., Strike Price SGD 3.17, Expires 11/09/10, Broker Deutsche Bank Securities Corp.	2,034,000	(9,419)
Societe Generale, Strike Price EUR 44.46, Expires 12/07/10, Broker Credit Suisse First Boston	11,800	(22,908)
Software AG, Strike Price EUR 88.44, Expires 11/11/10, Broker Deutsche Bank Securities Corp.	14,200	(240,684)
Straits Asia Resources Ltd., Strike Price SGD 2.31, Expires 11/09/10, Broker Credit Suisse First Boston	2,488,000	(85,892)
Sumitomo Heavy Industries Ltd., Strike Price JPY 458.73, Expires 11/09/10, Broker Goldman Sachs & Co.	586,000	(92,314)
Sumitomo Mitsui Financial Group, Inc., Strike Price JPY 2,517.61, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	103,000	(30,083)

See Notes to Financial Statements.

50	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
Svenska Cellulosa AB, Strike Price SEK 104.03, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	279,600	$(68,566)
Swiss Reinsurance Co. Ltd., Strike Price CHF 44.01, Expires 11/11/10, Broker UBS Securities LLC	55,600	(184,757)
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR, Strike Price USD 10.46, Expires 11/30/10, Broker UBS Securities LLC	255,000	(143,246)
Telefonica SA, Strike Price EUR 18.32, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	186,400	(284,360)
Telefonica SA, Strike Price EUR 19.75, Expires 11/29/10, Broker Credit Suisse First Boston	50,000	(19,823)
Tencent Holdings Ltd., Strike Price HKD 161.40, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	159,600	(351,998)
Tesco Plc, Strike Price GBP 4.28, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	629,400	(49,771)
Tokio Marine Holdings, Inc., Strike Price JPY 2,475.30, Expires 12/01/10, Broker Goldman Sachs & Co.	122,000	(19,611)
Tractebel Energia SA, Strike Price BRL 24.36, Expires 12/02/10, Broker Deutsche Bank Securities Corp.	187,000	(197,941)
TransCanada Corp., Strike Price CAD 38.49, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	74,000	(7,507)
Tryg AS, Strike Price DKK 279.96, Expires 12/07/10, Broker Citigroup Global Markets, Inc.	39,300	(17,674)
Tullow Oil Plc, Strike Price GBP 12.96, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	107,600	(9,224)
Tullow Oil Plc, Strike Price GBP 13.19, Expires 11/11/10, Broker Credit Suisse First Boston	210,000	(5,764)
Tyco Electronics Ltd., Strike Price USD 27.48, Expires 11/09/10, Broker Citigroup Global Markets, Inc.	21,500	(90,300)
Tyco Electronics Ltd., Strike Price USD 28.50, Expires 11/09/10, Broker Goldman Sachs & Co.	69,000	(219,420)
UBS AG, Strike Price CHF 17.15, Expires 12/07/10, Broker Credit Suisse First Boston	133,800	(59,160)
Unibail-Rodamco SE - REIT, Strike Price EUR 141.92, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	21,648	(253,345)
UniCredit SpA, Strike Price EUR 1.92, Expires 12/07/10, Broker Citigroup Global Markets, Inc.	761,500	(65,745)
Unilever Plc, Strike Price GBP 18.21, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	156,600	(48,525)
Vodafone Group Plc - ADR, Strike Price USD 25.79, Expires 11/02/10, Broker JPMorgan Chase Securities	234,000	(402,878)
Volkswagen AG, Preference Shares, Strike Price EUR 90.49, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	32,100	(795,041)
Volvo AB, B Shares, Strike Price SEK 94.13, Expires 12/07/10, Broker Morgan Stanley & Co., Inc.	300,000	(80,390)
Want Want China Holdings Ltd., Strike Price HKD 7.42, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	2,928,000	(18,804)
WPP Plc, Strike Price GBP 7.24, Expires 11/11/10, Broker UBS Securities LLC	299,000	(66,223)
WPP Plc, Strike Price GBP 7.24, Expires 11/16/10, Broker UBS Securities LLC	299,000	(78,700)
Xstrata Plc, Strike Price GBP 12.05, Expires 11/11/10, Broker UBS Securities LLC	164,000	(112,880)
Xstrata Plc, Strike Price GBP 13.28, Expires 12/07/10, Broker Morgan Stanley & Co., Inc.	33,000	(13,039)
Yara International ASA, Strike Price NOK 266.30, Expires 11/03/10, Broker Deutsche Bank Securities Corp.	185,000	(1,343,996)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (concluded)
Zurich Financial Services AG, Strike Price CHF 235.98, Expires 11/16/10, Broker UBS Securities LLC	8,000	$(54,566)

Total Over-the-Counter Call Options Written		(26,457,294)

Over-the-Counter Put Options Written—(0.0)%
Deutsche Lufthansa AG, Strike Price EUR 12.50, Expires 11/02/10, Broker Citigroup Global Markets, Inc.	148,000	(2)
KT Corp. - ADR, Strike Price USD 20.75, Expires 11/30/10, Broker Citigroup Global Markets, Inc.	40,000	(30,421)

Total Over-the-Counter Put Options Written		(30,423)

Total Options Written (Premiums Received $20,442,255)—(2.6)%		(29,344,549)

Total Investments Net of Outstanding Options Written—95.7%		1,106,800,080
Other Assets Less Liabilities—4.3%		49,782,440

Net Assets—100.0%		$1,156,582,520

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,084,173,265

Gross unrealized appreciation	$94,810,100
Gross unrealized depreciation	(42,838,736)

Net unrealized appreciation	$51,971,364

(a)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(b)	Non-income producing security.
(c)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2009	Net Activity	Shares/ Beneficial Interest Held at October 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	73,117,275	(15,667,236)	57,450,039	$82,923
BlackRock Liquidity Series, LLC Money Market Series	4,855,000	(4,855,000)	—	$5,181

(d)	Represents current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	51

Schedule of Investments (concluded)	BlackRock International Growth and Income Trust (BGY)

•	Foreign currency exchange contracts as of October 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	2,101,000	USD	2,058,018	Citigroup Global Markets	11/02/10	$1,987
HKD	4,356,000	USD	561,702	Citigroup Global Markets	11/02/10	272
USD	2,083,206	CAD	2,140,000	Deutsche Bank Securities	11/01/10	(15,039)
USD	950,150	DKK	5,088,000	Deutsche Bank Securities	11/02/10	560
USD	44,798	SGD	58,000	Citigroup Global Markets	11/02/10	(14)

Total						$(12,234)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks:
Australia	—	$6,296,585	—	$6,296,585
Austria	—	3,646,164	—	3,646,164
Belgium	—	8,013,781	—	8,013,781
Brazil	$39,977,559	—	—	39,977,559
Canada	108,309,054	—	—	108,309,054
China	788,739	23,280,583	—	24,069,322
Denmark	3,712,137	15,000,796	—	18,712,933
Finland	—	6,633,901	—	6,633,901
France	—	28,344,386	—	28,344,386
Germany	13,447,045	81,552,988	—	95,000,033
Gibraltar	—	3,785,142	—	3,785,142
Hong Kong	13,112,136	41,112,479	—	54,224,615
India	3,318,048	—	—	3,318,048
Indonesia	—	16,039,450	—	16,039,450
Ireland	7,495,560	—	—	7,495,560
Israel	986,100	—	—	986,100
Italy	—	16,914,640	—	16,914,640
Japan	—	125,357,302	—	125,357,302
Malaysia	—	11,299,404	—	11,299,404
Mexico	17,312,826	—	—	17,312,826
Netherlands	4,074,714	17,224,681	—	21,299,395
Norway	—	16,292,900	—	16,292,900
Philippines	3,893,302	—	—	3,893,302
Singapore	—	18,617,271	—	18,617,271
South Africa	6,006,525	9,660,535	—	15,667,060
South Korea	3,057,982	18,931,224	—	21,989,206
Spain	—	29,917,507	—	29,917,507
Sweden	—	18,138,281	—	18,138,281
Switzerland	9,044,700	61,833,015	—	70,877,715
Taiwan	13,250,471	11,268,617	—	24,519,088
Thailand	—	11,971,363	—	11,971,363
United Kingdom	41,626,871	173,518,556	—	215,145,427
United States	14,629,270	—	—	14,629,270
Short-Term Securities	57,450,039	—	—	57,450,039

Total	$361,493,078	$774,651,551	—	$1,136,144,629

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$2,819	—	$2,819
Liabilities:
Equity contracts	$(2,587,131)	(26,757,418)	—	(29,344,549)
Foreign currency exchange contracts	—	(15,053)	—	(15,053)

Total	$(2,587,131)	$(26,769,652)	—	$(29,356,783)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

52	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments October 31, 2010	BlackRock Real Asset Equity Trust (BCF)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Chemicals—10.8%
Agrium, Inc. (a)	83,800	$7,417,138
Air Products & Chemicals, Inc.	97,600	8,293,072
Celanese Corp., Series A	110,400	3,935,760
Dow Chemical (The) (a)	189,825	5,852,305
E.I. du Pont de Nemours & Co. (a)	462,979	21,889,647
Monsanto Co. (a)	78,000	4,634,760
Mosaic Co. (The) (a)	20,900	1,529,044
Olin Corp. (a)	199,900	3,996,001
Potash Corp. of Saskatchewan, Inc. (a)	67,500	9,793,575
Praxair, Inc.	168,700	15,409,058

		82,750,360

Containers & Packaging—0.9%
Temple-Inland, Inc. (a)	347,183	7,193,632

Energy Equipment & Services—4.9%
Basic Energy Services, Inc. (b)	58,300	644,798
Calfrac Well Services Ltd.	18,000	452,515
Core Laboratories NV	132,272	10,286,793
Halliburton Co.	198,400	6,321,024
Key Energy Services, Inc. (a)(b)	294,800	2,903,780
Noble Corp. (a)	54,900	1,895,697
Schlumberger Ltd. (a)	134,428	9,395,173
Seadrill Ltd.	103,700	3,147,909
Technip SA	29,700	2,502,035

		37,549,724

Gas Utilities—0.8%
EQT Corp. (a)	161,100	6,031,584

Machinery—3.6%
Caterpillar, Inc. (a)	265,825	20,893,845
Deere & Co. (a)	82,700	6,351,360

		27,245,205

Metals & Mining—45.3%
African Rainbow Minerals Ltd.	278,750	7,098,241
Agnico-Eagle Mines Ltd. (a)	113,650	8,818,103
Alamos Gold, Inc.	915,000	14,165,948
Alcoa, Inc.	319,150	4,190,440
Allegheny Technologies, Inc. (a)	43,100	2,270,939
Alumina, Ltd.	1,575,866	3,148,898
Anglo American Plc	97,945	4,563,571
Anglo Platinum Ltd. (b)	50,444	4,983,769
Barrick Gold Corp.	102,800	4,943,652
BHP Billiton Plc	878,600	31,124,565
Carpenter Technology Corp. (a)	44,966	1,603,488
Cia de Minas Buenaventura SA - ADR (a)	219,500	11,642,280
Cliffs Natural Resources, Inc.	30,200	1,969,040
Eramet	16,250	5,641,186
First Quantum Minerals Ltd.	130,000	11,383,763
Freeport-McMoRan Copper & Gold, Inc. (a)	75,300	7,129,404
Fresnillo Plc	500,000	10,011,857
Goldcorp, Inc.	190,150	8,478,788
Harry Winston Diamond Corp. (a)(b)	159,700	2,040,289
Iluka Resources Ltd. (b)	1,712,586	11,335,106
Impala Platinum Holdings Ltd.	510,200	14,404,035
Industrias Penoles SAB de CV	513,569	14,555,281
Jiangxi Copper Co. Ltd.	1,679,500	4,700,881
Kazakhmys Plc	251,400	5,297,326
Minara Resources Ltd. (b)	1,673,050	1,245,559
Minsur SA	1,504,804	5,135,207
MMC Norilsk Nickel	17,866	3,161,119
MMC Norilsk Nickel - ADR	17,323	322,386
Newcrest Mining Ltd.	138,585	5,453,838
Newmont Mining Corp.	69,150	4,209,161
OZ Minerals Ltd.	5,643,057	8,703,275
Rio Tinto Plc	517,104	33,586,222
Southern Copper Corp. (a)	85,500	3,659,400

Common Stocks	Shares	Value

Metals & Mining (concluded)
Straits Resources Ltd.	723,850	$1,326,974
Teck Resources Ltd., Class B (a)	308,800	13,806,530
United States Steel Corp.	42,100	1,801,459
Vale SA - ADR (a)	849,600	27,306,144
Vedanta Resources Plc	432,700	14,389,256
Xstrata Plc	1,177,996	22,821,768
Zijin Mining Group Co. Ltd.	4,273,750	4,040,055

		346,469,203

Oil & Gas Services—0.2%
Trican Well Service Ltd. (a)	114,300	1,981,394

Oil, Gas & Consumable Fuels—27.7%
Alpha Natural Resources, Inc. (a)(b)	119,400	5,393,298
Apache Corp.	100,300	10,132,306
Arch Coal, Inc.	90,800	2,232,772
Bill Barrett Corp. (a)(b)	77,300	2,918,075
Cenovus Energy, Inc.	133,700	3,719,534
Chevron Corp.	18,500	1,528,285
ConocoPhillips (a)	23,900	1,419,660
Consol Energy, Inc. (a)	245,279	9,016,456
Crescent Point Energy Corp. (a)	168,800	6,686,459
Denbury Resources, Inc. (a)(b)	385,900	6,568,018
EnCana Corp. (a)	158,850	4,482,747
Energy XXI Bermuda Ltd. (a)(b)	137,600	2,991,424
EOG Resources, Inc. (a)	107,300	10,270,756
Exxon Mobil Corp.	117,000	7,776,990
Forest Oil Corp. (a)(b)	150,100	4,612,573
Galleon Energy, Inc. (b)	322,900	1,234,739
Gasco Energy, Inc. (b)	579,700	197,098
Hess Corp. (a)	59,800	3,769,194
Massey Energy Co. (a)	291,500	12,263,405
Murphy Oil Corp. (a)	34,300	2,234,988
Newfield Exploration Co. (b)	142,900	8,519,698
Noble Energy, Inc. (a)	81,300	6,624,324
Occidental Petroleum Corp. (a)	121,100	9,522,093
OGX Petroleo e Gas Participacoes SA (b)	610,000	7,975,240
Patriot Coal Corp. (a)(b)	18,960	255,770
Peabody Energy Corp.	190,000	10,051,000
Penn West Energy Trust (a)	391,000	8,914,800
PetroBakken Energy Ltd.	38,710	854,740
PetroChina Co. Ltd. - ADR (a)	15,200	1,868,840
Plains Exploration & Production Co. (a)(b)	191,500	5,337,105
Premier Oil Plc (b)	112,700	3,035,658
QEP Resources, Inc.	122,500	4,046,175
Quicksilver Resources, Inc. (a)(b)(c)	357,400	5,350,278
Range Resources Corp.	116,200	4,344,718
Southwestern Energy Co. (a)(b)	154,300	5,223,055
StatoilHydro ASA	204,700	4,471,025
Suncor Energy, Inc. (a)	155,900	4,990,359
Talisman Energy, Inc.	340,200	6,171,228
Ultra Petroleum Corp. (b)	65,300	2,687,095
Whiting Petroleum Corp. (a)(b)	124,000	12,454,560

		212,146,538

Paper & Forest Products—5.4%
Fibria Celulose SA - ADR (b)	332,200	5,966,312
International Paper Co.	446,400	11,284,992
MeadWestvaco Corp.	490,700	12,625,711
Mondi Ltd. (b)	19,005	142,519
Mondi Plc	322,512	2,685,381
Weyerhauser Co.	515,473	8,360,971

		41,065,886

Total Long-Term Investments (Cost—$652,134,748)—99.6%		762,433,526

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	53

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares/Beneficial Interest	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.21% (d)(e)	22,448,837	$22,448,837
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (d)(e)(f)	2,250,000	2,250,000

Total Short-Term Securities (Cost—$24,698,837)—3.3%		24,698,837

Options Purchased	Contracts

Over-The-Counter Put Options Purchased—0.0%
Energy XXI Bermuda Ltd., Strike Price USD 18, Expires 11/02/10, Broker UBS Securities LLC	17,500	2

Total Options Purchased (Cost—$2,100)—0.0%		2

Total Investments Before Outstanding Options Written (Cost—$676,835,685*)—102.9%		787,132,365

Options Written

Exchange-Traded Call Options Written—(1.0)%
Agnico-Eagle Mines Ltd., Strike Price USD 65, Expires 11/22/10	300	(389,250)
Agnico-Eagle Mines Ltd., Strike Price USD 70, Expires 11/22/10	150	(122,625)
Agrium, Inc., Strike Price USD 72, Expires 11/05/10	250	(412,786)
Agrium, Inc., Strike Price USD 75, Expires 11/02/10	65	(87,821)
Allegheny Technologies, Inc., Strike Price USD 45, Expires 11/02/10	150	(115,350)
Alpha Natural Resources, Inc., Strike Price USD 43, Expires 11/22/10	250	(80,000)
Alpha Natural Resources, Inc., Strike Price USD 43, Expires 12/20/10	130	(52,650)
Bill Barrett Corp., Strike Price USD 35.75, Expires 11/08/10	60	(13,357)
Carpenter Technology Corp., Strike Price USD 35, Expires 11/22/10	158	(29,625)
Caterpillar, Inc., Strike Price USD 72.50, Expires 11/22/10	997	(650,543)
Cia de Minas Buenaventura SA - ADR, Strike Price USD 40, Expires 11/05/10	408	(532,032)
ConocoPhillips, Strike Price USD 61.45, Expires 12/10/10	85	(7,290)
Consol Energy, Inc., Strike Price USD 39, Expires 11/22/10	350	(14,700)
Crescent Point Energy Corp., Strike Price CAD 42, Expires 1/24/11	300	(16,913)
Deere & Co., Strike Price USD 70, Expires 12/20/10	310	(250,325)
Denbury Resources, Inc., Strike Price USD 16, Expires 12/20/10	835	(129,425)
Dow Chemical Co. (The), Strike Price USD 28, Expires 11/22/10	400	(124,000)
E.I. du Pont de Nemours & Co., Strike Price USD 43, Expires 11/04/10	110	(47,080)
EnCana Corp., Strike Price USD 30, Expires 11/22/10	150	(5,250)
Energy XXI Bermuda Ltd., Strike Price USD 25, Expires 12/18/10	37	(3,422)
Energy XXI Bermuda Ltd., Strike Price USD 30, Expires 11/22/10	40	(300)
EOG Resources, Inc., Strike Price USD 105, Expires 11/22/10	250	(18,625)
EQT Corp., Strike Price USD 35, Expires 11/22/10	300	(78,000)
Forest Oil Corp., Strike Price USD 31, Expires 11/22/10	500	(52,500)
Freeport-McMoRan Copper & Gold, Inc.,
Strike Price USD 75, Expires 11/22/10	282	(564,000)
Harry Winston Diamond Corp., Strike Price CAD 13, Expires 11/22/10	260	(11,089)
Hess Corp., Strike Price USD 55, Expires 11/22/10	200	(163,500)

Options Written	Contracts	Value

Exchange-Traded Call Options Written (concluded)
Key Energy Services, Inc., Strike Price USD 10, Expires 12/20/10	980	$(56,350)
Monsanto Co., Strike Price USD 57.50, Expires 12/20/10	255	(110,925)
Mosaic Co. (The), Strike Price USD 65, Expires 12/20/10	79	(77,815)
Murphy Oil Corp., Strike Price USD 66, Expires 11/30/10	150	(26,419)
Noble Corp., Strike Price USD 34, Expires 12/20/10	75	(16,275)
Noble Energy, Inc., Strike Price USD 70, Expires 11/22/10	100	(116,000)
Noble Energy, Inc., Strike Price USD 80, Expires 11/22/10	250	(70,000)
Occidental Petroleum Corp., Strike Price USD 80, Expires 11/22/10	430	(61,490)
Olin Corp., Strike Price USD 20, Expires 11/22/10	635	(33,337)
Patriot Coal Corp., Strike Price USD 14, Expires 12/20/10	63	(5,229)
Penn West Energy Trust, Strike Price USD 22.50, Expires 12/20/10	247	(22,847)
PetroChina Co. Ltd. - ADR, Strike Price USD 115, Expires 12/20/10	57	(55,860)
Plains Exploration & Production Co., Strike Price USD 25, Expires 11/22/10	405	(129,600)
Plains Exploration & Production Co., Strike Price USD 28, Expires 11/22/10	300	(38,400)
Potash Corp of Saskatchewan, Inc., Strike Price USD 150, Expires 11/02/10	55	(2,472)
Quicksilver Resources, Inc., Strike Price USD 13, Expires 11/22/10	400	(84,000)
Schlumberger Ltd., Strike Price USD 60, Expires 11/22/10	380	(382,850)
Schlumberger Ltd., Strike Price USD 62.50, Expires 11/22/10	100	(77,000)
Schlumberger Ltd., Strike Price USD 66, Expires 12/15/10	115	(60,996)
Southern Copper Corp., Strike Price USD 30, Expires 11/08/10	280	(358,400)
Southwestern Energy Co., Strike Price USD 34, Expires 11/22/10	390	(37,245)
Suncor Energy, Inc., Strike Price USD 32.50, Expires 11/05/10	400	(15,480)
Suncor Energy, Inc., Strike Price USD 34, Expires 11/22/10	100	(3,650)
Suncor Energy, Inc., Strike Price USD 35, Expires 11/22/10	100	(2,100)
Teck Resources Ltd., Strike Price CAD 35, Expires 11/22/10	575	(603,245)
Teck Resources Ltd., Strike Price CAD 36, Expires 11/22/10	575	(544,048)
Temple-Inland, Inc., Strike Price USD 19, Expires 11/22/10	800	(164,000)
Temple-Inland, Inc., Strike Price USD 20, Expires 11/22/10	500	(66,250)
Trican Well Service Ltd., Strike Price CAD 16, Expires 11/22/10	430	(74,836)
Vale SA - ADR, Strike Price USD 30, Expires 11/22/10	200	(50,000)
Vale SA - ADR, Strike Price USD 34, Expires 11/22/10	200	(7,000)

Total Exchange-Traded Call Options Written		(7,326,577)

Exchange-Traded Put Options Written—(0.0)%
Basic Energy Services, Inc., Strike Price USD 11, Expires 11/08/10	100	(4,269)
Denbury Resources, Inc., Strike Price USD 16, Expires 11/22/10	90	(2,250)

Total Exchange-Traded Put Options Written		(6,519)

Over-the-Counter Call Options Written—(2.2)%
African Rainbow Minerals Ltd., Strike Price ZAR 166.86, Expires 11/03/10, Broker Citigroup Global Markets, Inc.	52,000	(87,115)

See Notes to Financial Statements.

54	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
African Rainbow Minerals Ltd., Strike Price ZAR 172.53, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	52,500	$(56,416)
Air Products & Chemicals, Inc., Strike Price USD 77.30, Expires 11/05/10, Broker UBS Securities LLC	36,600	(280,722)
Alcoa, Inc., Strike Price USD 10.53, Expires 11/04/10, Broker JPMorgan Chase Securities	119,700	(310,873)
Alpha Natural Resources, Inc., Strike Price USD 42, Expires 11/04/10, Broker Morgan Stanley & Co., Inc.	30,000	(98,171)
Alumina Ltd., Strike Price AUD 2.08, Expires 12/01/10, Broker JPMorgan Chase Securities	520,000	(39,405)
Anglo American Plc, Strike Price GBP 26.52, Expires 11/03/10, Broker Citigroup Global Markets, Inc.	36,800	(151,056)
Anglo Platinum Ltd., Strike Price ZAR 746.20, Expires 11/03/10, Broker Citigroup Global Markets, Inc.	18,900	(558)
Apache Corp., Strike Price USD 90.26, Expires 11/02/10, Broker UBS Securities LLC	17,500	(188,300)
Apache Corp., Strike Price USD 94.85, Expires 11/05/10, Broker JPMorgan Chase Securities	17,500	(109,005)
Arch Coal, Inc., Strike Price USD 24.50, Expires 11/04/10, Broker Morgan Stanley & Co., Inc.	31,000	(16,678)
Arch Coal, Inc., Strike Price USD 25.06, Expires 11/02/10, Broker UBS Securities LLC	30,000	(6,437)
Barrick Gold Corp., Strike Price USD 45.28, Expires 11/04/10, Broker JPMorgan Chase Securities	29,000	(83,108)
Barrick Gold Corp., Strike Price USD 45.50, Expires 11/02/10, Broker UBS Securities LLC	10,000	(26,168)
BHP Billiton Plc, Strike Price GBP 20.59, Expires 11/03/10, Broker UBS Securities LLC	329,500	(801,290)
Bill Barrett Corp., Strike Price USD 34.71, Expires 11/08/10, Broker UBS Securities LLC	21,000	(65,629)
Calfrac Well Services Ltd., Strike Price CAD 25.86, Expires 12/15/10, Broker Morgan Stanley & Co., Inc.	6,000	(5,735)
Celanese Corp., Strike Price USD 27.51, Expires 11/05/10, Broker Citigroup Global Markets, Inc.	13,000	(105,820)
Celanese Corp., Strike Price USD 32.68, Expires 11/05/10, Broker JPMorgan Chase Securities	25,700	(76,840)
Cenovus Energy, Inc., Strike Price USD 28.22, Expires 11/10/10, Broker JPMorgan Chase Securities	46,800	(17,910)
Chevron Corp., Strike Price USD 77.41, Expires 11/02/10, Broker JPMorgan Chase Securities	6,500	(33,836)
Cia de Minas Buenaventura SA - ADR, Strike Price USD 37.54, Expires 11/04/10, Broker UBS Securities LLC	41,500	(643,250)
Cliff Natural Resources, Inc., Strike Price USD 63.44, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	12,500	(36,383)
Consol Energy, Inc., Strike Price USD 37.10, Expires 11/02/10, Broker Credit Suisse First Boston	25,000	(9,625)
Consol Energy, Inc., Strike Price USD 42.14, Expires 11/05/10, Broker Credit Suisse First Boston	10,000	(32)
Consol Energy, Inc., Strike Price USD 42.98, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	10,000	—
Core Laboratories NV, Strike Price USD 79.96, Expires 11/05/10, Broker Deutsche Bank Securities Corp.	15,000	(5,685)
Core Laboratories NV, Strike Price USD 86.86, Expires 11/15/10, Broker Morgan Stanley & Co., Inc.	34,500	(1,052)
Crescent Point Energy Corp., Strike Price CAD 37.91, Expires 11/02/10, Broker Deutsche Bank Securities Corp.	30,000	(73,301)
Denbury Resources, Inc., Strike Price USD 15.47, Expires 11/04/10, Broker JPMorgan Chase Securities	57,500	(90,184)
Dow Chemical Co. (The), Strike Price USD 24.93, Expires 11/04/10, Broker JPMorgan Chase Securities	30,200	(178,231)
E.I. du Pont de Nemours & Co., Strike Price USD 44.95, Expires 11/04/10, Broker JPMorgan Chase Securities	162,000	(379,197)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
EnCana Corp., Strike Price USD 29.51, Expires 11/05/10, Broker Credit Suisse First Boston	30,000	$(2,194)
Energy XXI Bermuda Ltd., Strike Price USD 22.50, Expires 11/02/10, Broker UBS Securities LLC	16,000	(4,970)
EOG Resources, Inc., Strike Price USD 94.37, Expires 11/02/10, Broker Credit Suisse First Boston	10,000	(21,213)
EQT Corp., Strike Price USD 38.44, Expires 11/05/10, Broker Morgan Stanley & Co., Inc.	10,000	(1,418)
EQT Corp., Strike Price USD 39.80, Expires 11/12/10, Broker UBS Securities LLC	10,000	(727)
Eramet, Strike Price EUR 218.40, Expires 11/03/10, Broker Credit Suisse First Boston	3,300	(142,770)
Eramet, Strike Price EUR 232.61, Expires 11/03/10, Broker Morgan Stanley & Co., Inc.	2,800	(65,611)
Exxon Mobil Corp., Strike Price USD 62.27, Expires 11/08/10, Broker UBS Securities LLC	41,000	(172,200)
Fibria Celulose SA - ADR, Strike Price USD 17.43, Expires 11/08/10, Broker UBS Securities LLC	124,500	(100,799)
First Quantum Minerals Ltd., Strike Price CAD 60.16, Expires 11/04/10, Broker UBS Securities LLC	48,000	(1,371,899)
Fresnillo Plc, Strike Price GBP 11.26, Expires 11/03/10, Broker Credit Suisse First Boston	187,500	(376,221)
Galleon Energy, Inc., Strike Price CAD 3.67, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	26,500	(6,830)
Galleon Energy, Inc., Strike Price CAD 3.68, Expires 11/04/10, Broker Goldman Sachs & Co.	80,000	(18,296)
Goldcorp, Inc., Strike Price USD 42.47, Expires 11/04/10, Broker Morgan Stanley & Co., Inc.	36,000	(80,189)
Goldcorp, Inc., Strike Price USD 45.21, Expires 12/15/10, Broker UBS Securities LLC	26,500	(46,902)
Halliburton Co., Strike Price USD 29.66, Expires 11/08/10, Broker UBS Securities LLC	69,500	(165,588)
Harry Winston Diamond Corp., Strike Price CAD 11.59, Expires 11/04/10, Broker UBS Securities LLC	30,000	(42,459)
Iluka Resources Ltd., Strike Price AUD 6.95, Expires 12/01/10, Broker Citigroup Global Markets, Inc.	565,200	(102,210)
Impala Platinum Holdings Ltd., Strike Price ZAR 208.92, Expires 11/03/10, Broker Morgan Stanley & Co., Inc.	191,500	(7,041)
Industrias Penoles SAB de CV, Strike Price MXN 274.76, Expires 11/08/10, Broker Credit Suisse First Boston	200,000	(1,223,825)
Industrias Penoles SAB de CV, Strike Price MXN 285.61, Expires 11/16/10, Broker Morgan Stanley & Co., Inc.	41,500	(218,547)
International Paper Co., Strike Price USD 21.57, Expires 11/04/10, Broker Morgan Stanley & Co., Inc.	167,400	(621,054)
Jiangxi Copper Co. Ltd., Strike Price HKD 22.39, Expires 12/01/10, Broker Deutsche Bank Securities Corp.	555,000	(49,153)
Kazakhmys Plc, Strike Price GBP 12.98, Expires 11/03/10, Broker Morgan Stanley & Co., Inc.	94,300	(52,061)
Massey Energy Co., Strike Price USD 33.18, Expires 11/05/10, Broker Citigroup Global Markets, Inc.	100,000	(889,000)
MeadWestvaco Corp., Strike Price USD 21.82, Expires 11/04/10, Broker Credit Suisse First Boston	92,000	(360,143)
MeadWestvaco Corp., Strike Price USD 24.35, Expires 11/12/10, Broker Citigroup Global Markets, Inc.	92,000	(132,654)
Minara Resources Ltd., Strike Price AUD 0.83, Expires 12/01/10, Broker Citigroup Global Markets, Inc.	552,100	(5,530)
Minsur SA, Strike Price PEN 6.86, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	250,000	(240,430)
Minsur SA, Strike Price PEN 6.87, Expires 11/08/10, Broker Citigroup Global Markets, Inc.	250,000	(239,500)
MMC Norilsk Nickel - ADR, Strike Price USD 17.60, Expires 11/03/10, Broker Credit Suisse First Boston	17,300	(18,182)
Mondi Plc, Strike Price GBP 4.76, Expires 11/03/10, Broker UBS Securities LLC	121,000	(85,608)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	55

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
Newcrest Mining Ltd., Strike Price AUD 42.03, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	45,800	$(27,103)
Newfield Exploration Co., Strike Price USD 52, Expires 11/05/10, Broker UBS Securities LLC	53,500	(407,911)
Newmont Mining Corp., Strike Price USD 59.67, Expires 11/04/10, Broker JPMorgan Chase Securities	26,000	(43,852)
Noble Corp., Strike Price USD 35.27, Expires 11/05/10, Broker Morgan Stanley & Co., Inc.	13,198	(3,226)
OGX Petroleo e Gas Participacoes SA, Strike Price BRL 20.49, Expires 11/08/10, Broker Citigroup Global Markets, Inc.	200,000	(207,706)
OZ Minerals Ltd., Strike Price AUD 1.65, Expires 12/01/10, Broker JPMorgan Chase Securities	1,862,200	(74,539)
Peabody Energy Corp., Strike Price USD 47, Expires 11/04/10, Broker Morgan Stanley & Co., Inc.	44,000	(259,600)
Peabody Energy Corp., Strike Price USD 48.12, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	27,500	(131,340)
Penn West Energy Trust, Strike Price USD 19.34, Expires 11/05/10, Broker UBS Securities LLC	55,000	(190,300)
Penn West Energy Trust, Strike Price USD 20.01, Expires 11/05/10, Broker Morgan Stanley & Co., Inc.	66,800	(186,372)
PetroBakken Energy Ltd., Strike Price CAD 20.44, Expires 11/04/10, Broker Goldman Sachs & Co.	14,500	(29,572)
Potash Corp of Saskatchewan, Inc., Strike Price USD 156.35, Expires 11/05/10, Broker UBS Securities LLC	19,800	(2,674)
Praxair, Inc., Strike Price USD 90.80, Expires 11/05/10, Broker JPMorgan Chase Securities	63,500	(85,096)
Premier Oil Plc, Strike Price GBP 15.79, Expires 11/03/10, Broker Morgan Stanley & Co., Inc.	42,200	(69,751)
QEP Resources, Inc., Strike Price USD 30.80, Expires 11/02/10, Broker UBS Securities LLC	21,500	(47,945)
QEP Resources, Inc., Strike Price USD 31.39, Expires 11/08/10, Broker UBS Securities LLC	21,500	(36,454)
Quicksilver Resources, Inc., Strike Price USD 12.59, Expires 11/04/10, Broker JPMorgan Chase Securities	85,000	(202,453)
Range Resources Corp., Strike Price USD 35, Expires 11/05/10, Broker Citigroup Global Markets, Inc.	43,500	(107,163)
Range Resources Corp., Strike Price USD 41.71, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	10,000	(7)
Rio Tinto Plc, Strike Price GBP 34.97, Expires 11/03/10, Broker Citigroup Global Markets, Inc.	194,000	(1,730,311)
Seadrill Ltd., Strike Price NOK 147.60, Expires 11/03/10, Broker Credit Suisse First Boston	35,000	(180,396)
Southwestern Energy Co., Strike Price USD 40.30, Expires 11/02/10, Broker Morgan Stanley & Co., Inc.	15,000	—
Statoil ASA, Strike Price NOK 128.26, Expires 11/11/10, Broker Deutsche Bank Securities Corp.	76,700	(23,276)
Straits Resources Ltd., Strike Price AUD 1.92, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	238,900	(11,421)
Talisman Energy, Inc., Strike Price USD 17.56, Expires 11/05/10, Broker UBS Securities LLC	120,000	(82,289)
Technip SA, Strike Price EUR 54.70, Expires 11/03/10, Broker Morgan Stanley & Co., Inc.	11,200	(90,865)
Ultra Petroleum Corp., Strike Price USD 40.64, Expires 11/05/10, Broker Goldman Sachs & Co.	23,000	(23,900)
United States Steel Corp., Strike Price USD 48.80, Expires 11/05/10, Broker UBS Securities LLC	15,800	(175)
Vale SA - ADR, Strike Price USD 29.09, Expires 11/04/10, Broker UBS Securities LLC	296,000	(902,800)
Vedanta Resources Plc, Strike Price GBP 26.33, Expires 11/03/10, Broker Citigroup Global Markets, Inc.	162,300	(5)
Weyerhaeuser Co., Strike Price USD 16.80, Expires 11/05/10, Broker JPMorgan Chase Securities	89,500	(7,203)
Weyerhaeuser Co., Strike Price USD 17.05, Expires 11/02/10, Broker JPMorgan Chase Securities	65,000	(1,025)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (concluded)
Weyerhaeuser Co., Strike Price USD 17.15, Expires 11/02/10, Broker JPMorgan Chase Securities	50,000	$(508)
Whiting Petroleum Corp., Strike Price USD 100.10, Expires 11/19/10, Broker JPMorgan Chase Securities	16,000	(54,432)
Whiting Petroleum Corp., Strike Price USD 96.41, Expires 11/05/10, Broker JPMorgan Chase Securities	16,000	(72,502)
Whiting Petroleum Corp., Strike Price USD 98.25, Expires 11/12/10, Broker JPMorgan Chase Securities	16,000	(61,615)
Xstrata Plc, Strike Price GBP 11.06, Expires 11/03/10, Broker Credit Suisse First Boston	440,000	(739,428)
Zijin Mining Group Co. Ltd., Strike Price HKD 8.19, Expires 12/01/10, Broker Deutsche Bank Securities Corp.	1,410,000	(31,078)

Total Over-the-Counter Call Options Written		(16,969,529)

Over-the-Counter Put Option Written—(0.0)%
Energy XXI Bermuda Ltd., Strike Price USD 17.50, Expires 11/02/10, Broker UBS Securities LLC	17,500	(7)

Total Options Written (Premiums Received—$11,589,432)—(3.2)%		(24,302,632)

Total Investments Net of Outstanding Options Written—99.7%		762,829,733
Other Assets Less Liabilities—0.3%		2,633,471

Net Assets—100.0%		$765,463,204

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$714,162,934

Gross unrealized appreciation	$149,273,254
Gross unrealized depreciation	(76,303,823)

Net unrealized appreciation	$72,969,431

(a)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(b)	Non-income producing security.
(c)	Security, or a portion of security, is on loan.
(d)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2009	Net Activity	Shares/ Beneficial Interest Held at October 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	35,341,819	(12,892,982)	22,448,837	$47,952
BlackRock Liquidity Series, LLC Money Market Series	1,360,000	890,000	2,250,000	$3,911

(e)	Represents current yield as of report date.
(f)	Security purchased with the cash collateral from securities loans.

See Notes to Financial Statements.

56	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (concluded)	BlackRock Real Asset Equity Trust (BCF)

•	Foreign currency exchange contracts as of October 31, 2010 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation

USD 19,587	CAD	20,000	Citigroup Global Markets	11/01/10	$(22)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks:
Chemicals	$82,750,360	—	—	$82,750,360
Containers & Packaging	7,193,632	—	—	7,193,632
Energy Equipment & Services	31,899,780	$5,649,944	—	37,549,724
Gas Utilities	6,031,584	—	—	6,031,584
Machinery	27,245,205	—	—	27,245,205
Metals & Mining	149,109,316	197,359,887	—	346,469,203
Oil & Gas Services	1,981,394	—	—	1,981,394
Oil, Gas & Consumable Fuels	204,639,855	7,506,683	—	212,146,538
Paper & Forest Products	38,380,505	2,685,381	—	41,065,886
Short-Term Securities	22,448,837	2,250,000	—	24,698,837

Total	$571,680,468	$215,451,895	—	$787,132,363

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Equity contracts	—	$2	—	$2
Liabilities:
Equity contracts	$(5,649,344)	(18,653,288)	—	(24,302,632)
Foreign currency exchange contracts	—	(22)	—	(22)

Total	$(5,649,344)	$(18,653,308)	—	$(24,302,652)

1

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are shown at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	57

Schedule of Investments October 31, 2010	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia—4.8%
Australia & New Zealand Banking Group Ltd.	22,700	$553,804
BHP Billiton Ltd.	17,825	736,550
Foster’s Group Ltd.	113,300	649,600
National Australia Bank Ltd.	43,800	1,096,240
Santos Ltd.	90,800	1,122,727

		4,158,921

Belgium—0.9%
Mobistar SA	5,120	338,943
Solvay SA	4,100	434,479

		773,422

Canada—6.4%
Bank of Montreal (a)	22,800	1,346,450
Bank of Nova Scotia (a)	13,500	723,644
Enbridge, Inc. (a)	14,950	826,875
National Bank of Canada (a)	6,800	447,577
Royal Bank of Canada	28,800	1,535,868
Suncor Energy, Inc. (a)	4,450	142,589
TransCanada Corp.	12,300	454,300

		5,477,303

Finland—0.6%
Kesko Oyj, B Shares	10,500	521,055

France—4.4%
Bouygues SA	10,700	473,245
PPR (a)	1,800	296,052
Sanofi-Aventis SA (a)	4,600	322,285
Schneider Electric SA	5,470	777,187
Societe Generale	4,400	263,846
Total SA	17,000	925,382
Vinci SA (a)	13,700	734,615

		3,792,612

Germany—3.5%
Allianz SE	5,600	701,276
BASF SE	14,200	1,032,508
RWE AG	4,300	308,138
SAP AG	7,850	408,979
Siemens AG	4,700	536,342

		2,987,243

Hong Kong—2.4%
Esprit Holdings Ltd.	67,460	364,096
Hang Seng Bank Ltd.	21,200	310,633
Hongkong Electric Holdings Ltd.	130,100	827,083
Hopewell Holdings Ltd.	178,000	560,752

		2,062,564

Italy—1.7%
Enel SpA (a)	66,300	378,714
ENI SpA (a)	48,300	1,087,594

		1,466,308

Japan—4.6%
Canon, Inc.	11,200	515,573
Hitachi Koki Co. Ltd.	38,400	325,743
Mitsui & Co. Ltd.	50,400	792,661
Oracle Corp. Japan	13,900	630,514
Ricoh Co. Ltd.	49,000	685,442
Sharp Corp.	37,000	365,500
Takeda Pharmaceutical Co. Ltd.	14,000	656,268

		3,971,701

Netherlands—0.5%
Koninklijke (Royal) KPN NV	27,500	459,286

Portugal—0.7%
Portugal Telecom SGPS SA	39,600	572,314

Common Stocks	Shares	Value

Singapore—1.6%
K-Green Trust (b)	14,200	$11,849
Keppel Corp. Ltd.	71,000	549,151
Singapore Technologies Engineering Ltd.	166,000	425,617
United Overseas Bank Ltd.	26,400	381,055

		1,367,672

Spain—1.9%
ACS Actividades de Construccion y Servicios SA	7,900	414,726
Banco Santander SA	43,700	560,916
Iberdrola SA	40,600	343,023
Indra Sistemas SA	15,900	311,555

		1,630,220

Sweden—4.2%
Axfood AB	9,200	322,763
Hennes & Mauritz AB	27,200	958,009
Ratos AB, B Shares	23,700	844,993
Scania AB, B Shares	46,500	988,702
TeliaSonera AB	58,800	491,155

		3,605,622

Switzerland—0.9%
Nestle SA	6,900	377,944
Zurich Financial Services AG	1,544	377,844

		755,788

United Kingdom—7.8%
AstraZeneca Plc	17,700	890,348
Barclays Plc	53,300	234,225
BHP Billiton Plc	14,150	501,266
British American Tobacco Plc	17,300	659,069
GlaxoSmithKline Plc	32,425	633,184
HSBC Holdings Plc	128,100	1,333,226
Man Group Plc	76,400	319,324
Royal Dutch Shell Plc, A Shares (a)	16,700	541,703
Scottish & Southern Energy Plc	35,000	646,816
Standard Chartered Plc	33,550	970,434

		6,729,595

United States—47.5%
3M Co. (a)	6,400	539,008
Abbott Laboratories	13,700	703,084
Aflac, Inc. (a)	8,950	500,216
Altria Group, Inc. (a)	51,700	1,314,214
Ameren Corp. (a)	26,400	765,072
American Express Co. (a)	11,200	464,352
AT&T Inc. (a)	78,250	2,230,125
Automatic Data Processing, Inc. (a)	11,700	519,714
Bank of America Corp. (a)	23,475	268,554
Bristol-Myers Squibb Co. (a)	47,300	1,272,370
Caterpillar, Inc. (a)	14,150	1,112,190
CenturyLink, Inc.	15,900	657,942
Chevron Corp. (a)	21,425	1,769,919
Chubb Corp. (a)	7,700	446,754
Cincinnati Financial Corp.	15,000	441,600
Coca-Cola Co. (The) (a)	13,300	815,556
Consolidated Edison, Inc. (a)	18,400	914,848
Dominion Resources, Inc. (a)	10,800	469,368
Eaton Vance Corp. (a)	13,700	394,149
Emerson Electric Co. (a)	32,300	1,773,270
Equity Residential - REIT (a)	13,200	641,916
Exxon Mobil Corp. (a)	35,400	2,353,038
General Electric Co. (a)	68,900	1,103,778
Genuine Parts Co. (a)	7,900	378,094
Goldman Sachs Group, Inc. (The) (a)	3,650	587,468
HCP, Inc. - REIT (a)	14,025	505,040
Health Care REIT, Inc. (a)	13,200	674,520
Hewlett-Packard Co. (a)	8,000	336,480

See Notes to Financial Statements.

58	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (concluded)
Home Depot, Inc. (a)	14,700	$453,936
Hudson City Bancorp, Inc. (a)	30,625	356,781
Intel Corp. (a)	52,800	1,059,696
International Business Machines Corp. (a)	10,025	1,439,590
Johnson & Johnson (a)	8,900	566,663
Kraft Food, Inc. (a)	15,208	490,762
Liberty Property Trust - REIT	9,800	327,908
M&T Bank Corp. (a)	5,900	441,025
McDonald’s Corp. (a)	16,100	1,252,097
Merck & Co., Inc. (a)	22,600	819,928
MetLife, Inc. (a)	10,300	415,399
Microchip Technology, Inc. (a)	23,900	769,102
Microsoft Corp.	45,500	1,212,120
Nationwide Health Properties, Inc. - REIT (a)	18,025	735,961
PepsiCo, Inc. (a)	9,800	639,940
Pfizer, Inc.	36,400	633,360
Philip Morris International, Inc. (a)	14,600	854,100
PPG Industries, Inc. (a)	9,325	715,227
Reynolds American, Inc. (a)	8,300	538,670
Southern Co. (a)	11,500	435,505
T. Rowe Price Group, Inc. (a)	8,300	458,741
United Technologies Corp. (a)	12,700	949,579
Wal-Mart Stores, Inc. (a)	11,700	633,789
Wells Fargo & Co. (a)	27,700	722,416

		40,874,934

Total Common Stocks—94.4%		81,206,560

Rights—0.0%

United Kingdom—0.0%
Standard Chartered Plc (b)	4,193	35,307

Total Long-Term Investments (Cost—$77,991,315)—94.4%		81,241,867

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.21% (c)(d)	5,624,436	5,624,436

Total Short-Term Securities (Cost—$5,624,436)—6.5%		5,624,436

Total Investments Before Outstanding Options Written (Cost—$83,615,751*)—100.9%		86,866,303

Options Written	Contracts

Exchange-Traded Call Options Written—(0.5)%
3M Co., Strike Price USD 90, Expires 11/22/10	25	(637)
Aflac, Inc., Strike Price USD 49, Expires 11/22/10	35	(24,413)
Altria Group, Inc., Strike Price USD 25, Expires 12/20/10	100	(7,950)
American Express Co., Strike Price USD 44, Expires 11/22/10	45	(945)
AT&T Inc., Strike Price USD 28.25, Expires 11/02/10	75	(2,475)
AT&T Inc., Strike Price USD 29, Expires 11/22/10	240	(5,280)
Automatic Data Processing, Inc., Strike Price USD 42, Expires 11/22/10	50	(13,000)
Bank of America Corp., Strike Price USD 14, Expires 11/22/10	92	(138)
Bank of Montreal, Strike Price CAD 60, Expires 12/20/10	90	(16,987)
Bank of Nova Scotia, Strike Price CAD 54, Expires 11/22/10	54	(6,142)
Bristol-Myers Squibb Co., Strike Price USD 28, Expires 11/22/10	50	(375)
Caterpillar, Inc., Strike Price USD 80, Expires 11/22/10	60	(8,730)
Chevron Corp., Strike Price USD 85, Expires 11/22/10	85	(4,675)

Options Written	Contracts	Value

Exchange-Traded Call Options Written (concluded)
Chubb Corp., Strike Price USD 60, Expires 11/22/10	20	$(590)
Coca-Cola Co. (The), Strike Price USD 60, Expires 11/22/10	55	(9,433)
Consolidated Edison, Inc., Strike Price USD 49, Expires 11/22/10	75	(7,313)
Dominion Resources, Inc., Strike Price USD 45, Expires 11/22/10	43	(860)
Eaton Vance Corp., Strike Price USD 30, Expires 11/22/10	55	(1,650)
Emerson Electric Co., Strike Price USD 52.50, Expires 12/20/10	120	(34,258)
Enbridge, Inc., Strike Price CAD 54, Expires 11/22/10	7	(1,754)
Enbridge, Inc., Strike Price CAD 56, Expires 11/22/10	53	(4,781)
Enel SpA, Strike Price EUR 4, Expires 11/19/10	53	(5,241)
ENI SpA, Strike Price EUR 16.50, Expires 11/19/10	38	(4,404)
Equity Residential - REIT, Strike Price USD 50, Expires 11/22/10	55	(3,438)
Exxon Mobil Corp., Strike Price USD 62.50, Expires 11/22/10	70	(28,350)
General Electric Co., Strike Price USD 16.50, Expires 11/02/10	55	(148)
General Electric Co., Strike Price USD 17, Expires 11/22/10	220	(1,430)
Genuine Parts Co., Strike Price USD 45, Expires 11/22/10	32	(9,680)
Goldman Sachs Group, Inc. (The), Strike Price USD 155, Expires 11/22/10	15	(11,738)
HCP, Inc. - REIT, Strike Price USD 37, Expires 11/02/10	56	(521)
Health Care REIT, Inc., Strike Price USD 51, Expires 11/24/10	53	(4,865)
Hewlett-Packard Co., Strike Price USD 40, Expires 11/22/10	15	(3,600)
Hewlett-Packard Co., Strike Price USD 41, Expires 11/22/10	20	(3,280)
Home Depot, Inc., Strike Price USD 31, Expires 11/22/10	58	(4,118)
Hudson City Bancorp, Inc., Strike Price USD 12.35, Expires 11/22/10	120	(364)
Intel Corp., Strike Price USD 19.25, Expires 11/22/10	110	(10,377)
Intel Corp., Strike Price USD 20, Expires 11/22/10	110	(5,005)
International Business Machines Corp., Strike Price USD 135, Expires 11/22/10	20	(17,450)
Johnson & Johnson, Strike Price USD 65, Expires 12/20/10	35	(1,907)
Kraft Foods, Inc., Strike Price USD 31.50, Expires 11/02/10	60	(4,704)
M&T Bank Corp., Strike Price USD 80, Expires 11/22/10	12	(300)
M&T Bank Corp., Strike Price USD 95, Expires 11/22/10	12	(60)
Merck & Co., Inc., Strike Price USD 37, Expires 11/22/10	90	(3,735)
MetLife, Inc., Strike Price USD 39, Expires 11/22/10	40	(6,600)
Microchip Technology, Inc., Strike Price USD 32, Expires 11/22/10	100	(8,750)
National Bank of Canada, Strike Price CAD 68, Expires 11/22/10	30	(1,750)
Philip Morris International, Inc., Strike Price USD 57.50, Expires 11/22/10	60	(9,540)
PPG Industries, Inc., Strike Price USD 73, Expires 11/22/10	37	(14,628)
PPR, Strike Price EUR 120, Expires 11/19/10	7	(2,205)
Reynolds American, Inc., Strike Price USD 60, Expires 11/22/10	33	(16,665)
Royal Dutch Shell Plc, Strike Price EUR 23, Expires 11/19/10	67	(4,345)
Sanofi-Aventis SA, Strike Price EUR 50, Expires 11/19/10	19	(3,333)
Southern Co., Strike Price USD 38, Expires 12/20/10	45	(3,037)
Suncor Energy, Inc., Strike Price CAD 34, Expires 11/22/10	18	(653)
T. Rowe Price Group, Inc., Strike Price USD 50, Expires 11/22/10	33	(18,480)
United Technologies Corp., Strike Price USD 70, Expires 11/22/10	26	(12,870)
United Technologies Corp., Strike Price USD 72.50, Expires 11/22/10	25	(6,925)
Vinci SA, Strike Price EUR 38, Expires 11/19/10	54	(9,613)
Wal-Mart Stores, Inc., Strike Price USD 53.25, Expires 11/02/10	47	(4,612)

Total Exchange-Traded Call Options Written		(401,107)

Over-the-Counter Call Options Written—(0.5)%
Abbott Laboratories, Strike Price USD 53.10, Expires 11/08/10, Broker Morgan Stanley & Co., Inc.	5,500	(348)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	59

Schedule of Investments (continued)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
ACS Actividades de Construccion y Servicios SA, Strike Price EUR 37.03, Expires 11/11/10, Broker Credit Suisse First Boston	3,200	$(4,187)
Allianz SE, Strike Price EUR 85.80, Expires 11/16/10, Broker Credit Suisse First Boston	2,300	(13,407)
Altria Group, Inc., Strike Price USD 24.50, Expires 11/08/10, Broker JPMorgan Chase Securities	10,000	(9,200)
Ameren Corp., Strike Price USD 29.25, Expires 11/08/10, Broker Morgan Stanley & Co., Inc.	10,600	(2,518)
AstraZeneca Plc, Strike Price GBP 33.51, Expires 11/03/10, Broker Credit Suisse First Boston	7,000	—
Australia & New Zealand Banking Group Ltd., Strike Price AUD 24.31, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	9,000	(7,721)
Axfood AB, Strike Price SEK 224.52, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	3,700	(5,447)
Banco Santander SA, Strike Price EUR 10.34, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	24,900	(201)
Barclays Plc, Strike Price GBP 3.12, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	21,400	(5)
BASF SE, Strike Price EUR 43.85, Expires 11/03/10, Broker Citigroup Global Markets, Inc.	5,700	(68,030)
BHP Billiton Ltd., Strike Price AUD 41.94, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	7,100	(8,472)
BHP Billiton Plc, Strike Price GBP 20.59, Expires 11/03/10, Broker UBS Securities LLC	5,700	(13,862)
Bouygues SA, Strike Price EUR 32.54, Expires 11/16/10, Broker Citigroup Global Markets, Inc.	4,300	(2,759)
Bristol-Myers Squibb Co., Strike Price USD 27.09, Expires 11/02/10, Broker UBS Securities LLC	14,000	(2,204)
British American Tobacco Plc, Strike Price GBP 24.10, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	6,900	(1,695)
Canon, Inc., Strike Price JPY 3,927, Expires 12/01/10, Broker Goldman Sachs & Co.	4,500	(3,272)
CenturyLink, Inc., Strike Price USD 40.25, Expires 11/08/10, Broker Goldman Sachs & Co.	6,000	(6,780)
Chubb Corp., Strike Price USD 57.53, Expires 12/02/10, Broker JPMorgan Chase Securities	1,000	(1,362)
Cincinnati Financial Corp., Strike Price USD 28.97, Expires 11/30/10, Broker Citigroup Global Markets, Inc.	6,000	(4,608)
Esprit Holdings Ltd., Strike Price HKD 44.22, Expires 12/01/10, Broker JPMorgan Chase Securities	27,000	(2,023)
Exxon Mobil Corp., Strike Price USD 61.20, Expires 11/08/10, Broker UBS Securities LLC	7,000	(37,030)
Foster’s Group Ltd., Strike Price AUD 6.13, Expires 12/01/10, Broker JPMorgan Chase Securities	45,300	(1,611)
GlaxoSmithKline Plc, Strike Price GBP 13.08, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	13,000	(8)
Hang Seng Bank Ltd., Strike Price HKD 118.47, Expires 12/01/10, Broker Deutsche Bank Securities Corp.	8,500	(443)
Hennes & Mauritz AB, Strike Price SEK 249.08, Expires 11/16/10, Broker Credit Suisse First Boston	10,900	(492)
Hitachi Koki Co. Ltd., Strike Price JPY 700.77, Expires 12/01/10, Broker Goldman Sachs & Co.	15,300	(3,250)
Hongkong Electric Holdings Ltd., Strike Price HKD 48.68, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	52,000	(6,513)
Hopewell Holdings Ltd., Strike Price HKD 25.15, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	71,000	(1,294)
HSBC Holdings Plc, Strike Price GBP 6.90, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	51,300	(795)
Iberdrola SA, Strike Price EUR 5.88, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	16,300	(5,142)
Indra Sistemas SA, Strike Price EUR 14.13, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	6,400	(1,787)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (continued)
International Business Machines Corp., Strike Price USD 138, Expires 11/08/10, Broker Citigroup Global Markets, Inc.	2,000	$(11,348)
Keppel Corp Ltd., Strike Price SGD 9.64, Expires 12/01/10, Broker JPMorgan Chase Securities	29,000	(9,793)
Kesko Oyj, Strike Price EUR 33.77, Expires 11/11/10, Broker Morgan Stanley & Co., Inc.	4,200	(11,610)
Koninklijke KPN NV, Strike Price EUR 11.56, Expires 11/03/10, Broker UBS Securities LLC	11,000	(6,792)
Liberty Property Trust - REIT, Strike Price USD 32.55, Expires 11/30/10, Broker UBS Securities LLC	4,000	(5,749)
Man Group Plc, Strike Price GBP 2.21, Expires 11/03/10, Broker UBS Securities LLC	31,000	(19,882)
McDonald’s Corp., Strike Price USD 75.73, Expires 12/06/10, Broker Morgan Stanley & Co., Inc.	6,500	(16,733)
Microsoft Corp., Strike Price USD 25.78, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	18,000	(16,980)
Mitsui & Co. Ltd., Strike Price JPY 1,374.96, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	20,200	(2,630)
Mobistar SA, Strike Price EUR 46.01, Expires 11/16/10, Broker UBS Securities LLC	2,100	(4,695)
National Australia Bank Ltd., Strike Price AUD 26.29, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	17,500	(4,889)
Nationwide Health Properties, Inc. - REIT, Strike Price USD 41.10, Expires 11/24/10, Broker JPMorgan Chase Securities	7,200	(5,700)
Nestle SA, Strike Price CHF 54.97, Expires 11/03/10, Broker UBS Securities LLC	2,800	(104)
Oracle Corp. Japan, Strike Price JPY 3,698.32, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	5,600	(6,505)
PepsiCo, Inc., Strike Price USD 66.50, Expires 11/02/10, Broker Citigroup Global Markets, Inc.	4,000	(203)
Pfizer, Inc., Strike Price USD 16.30, Expires 11/08/10, Broker JPMorgan Chase Securities	5,600	(6,236)
Pfizer, Inc., Strike Price USD 17.50, Expires 11/02/10, Broker UBS Securities LLC	7,000	(807)
Pfizer, Inc., Strike Price USD 17.62, Expires 11/24/10, Broker JPMorgan Chase Securities	2,000	(614)
Portugal Telecom SGPS SA, Strike Price EUR 9.85, Expires 11/16/10, Broker UBS Securities LLC	15,900	(11,900)
Ratos AB, Strike Price SEK 234.61, Expires 11/16/10, Broker UBS Securities LLC	9,500	(10,830)
Ricoh Co. Ltd., Strike Price JPY 1,208.17, Expires 11/09/10, Broker UBS Securities LLC	20,000	(908)
Royal Bank of Canada, Strike Price CAD 54.52, Expires 11/10/10, Broker Goldman Sachs & Co.	11,500	(6,331)
RWE AG, Strike Price EUR 50.35, Expires 11/11/10, Broker UBS Securities LLC	1,700	(3,239)
Santos Ltd., Strike Price AUD 13.11, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	36,400	(6,159)
SAP AG, Strike Price EUR 36.09, Expires 11/03/10, Broker Credit Suisse First Boston	3,200	(5,382)
Scania AB, Strike Price SEK 146.96, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	18,600	(2,466)
Schneider Electric SA, Strike Price EUR 95.92, Expires 11/16/10, Broker Credit Suisse First Boston	2,200	(20,976)
Scottish & Southern Energy Plc, Strike Price GBP 11.43, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	14,000	(4,146)
Sharp Corp., Strike Price JPY 868.02, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	14,000	(1,169)
Siemens AG, Strike Price EUR 79.36, Expires 11/11/10, Broker Credit Suisse First Boston	1,900	(9,067)
Singapore Technologies Engineering Ltd., Strike Price SGD 3.29, Expires 12/01/10, Broker JPMorgan Chase Securities	66,000	(3,729)

See Notes to Financial Statements.

60	ANNUAL REPORT	OCTOBER 31, 2010

Schedule of Investments (continued)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options Written (concluded)
Societe Generale, Strike Price EUR 45.36, Expires 11/16/10, Broker Credit Suisse First Boston	1,800	$(1,468)
Solvay SA, Strike Price EUR 80.09, Expires 11/16/10, Broker UBS Securities LLC	1,700	(398)
Standard Chartered Plc, Strike Price GBP 18.45, Expires 11/11/10, Broker Credit Suisse First Boston	13,909	(5,454)
Takeda Pharmaceutical Co. Ltd., Strike Price JPY 3,923.85, Expires 12/01/10, Broker Morgan Stanley & Co., Inc.	5,600	(922)
TeliaSonera AB, Strike Price SEK 55.59, Expires 11/16/10, Broker UBS Securities LLC	23,500	(2,652)
Total SA, Strike Price EUR 38.27, Expires 11/11/10, Broker Citigroup Global Markets, Inc.	6,800	(9,620)
TransCanada Corp., Strike Price CAD 38.49, Expires 11/09/10, Broker Morgan Stanley & Co., Inc.	2,500	(254)
United Overseas Bank Ltd., Strike Price SGD 18.55, Expires 12/01/10, Broker JPMorgan Chase Securities	10,000	(2,783)
Wells Fargo & Co., Strike Price USD 26.25, Expires 11/05/10, Broker UBS Securities LLC	11,000	(3,910)
Zurich Financial Services AG, Strike Price CHF 235.98, Expires 11/16/10, Broker UBS Securities LLC	620	(4,229)

Total Over-the-Counter Call Options Written		(465,728)

Total Options Written (Premiums Received $783,029)—(1.0)%		(866,835)

Total Investments Net of Outstanding Options Written—99.9%		85,999,468
Other Assets Less Liabilities—0.1%		47,239

Net Assets—100.0%		$86,046,707

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$84,883,246

Gross unrealized appreciation	$7,553,042
Gross unrealized depreciation	(5,569,985)

Net unrealized appreciation	$1,983,057

(a)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(b)	Non-income producing security.
(c)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2009	Net Activity	Shares Held at October 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	2,037,764	3,586,672	5,624,436	$4,356

(d)	Represents current yield as of report date.

•	Foreign currency exchange contracts as of October 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation

USD	10,708	CAD	11,000	Deutsche Bank Securities	11/01/10	$(77)
USD	3,862	SGD	5,000	Citigroup Global Markets	11/02/10	(1)

Total						$(78)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market- corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available. In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks:
Australia	—	$4,158,921	—	$4,158,921
Belgium	—	773,422	—	773,422
Canada	$5,477,303	—	—	5,477,303
Finland	—	521,055	—	521,055
France	—	3,792,612	—	3,792,612
Germany	—	2,987,243	—	2,987,243
Hong Kong	—	2,062,564	—	2,062,564
Italy	—	1,466,308	—	1,466,308
Japan	—	3,971,701	—	3,971,701
Netherlands	—	459,286	—	459,286
Portugal	—	572,314	—	572,314
Singapore	11,849	1,355,823	—	1,367,672
Spain	—	1,630,220	—	1,630,220
Sweden	—	3,605,622	—	3,605,622
Switzerland	—	755,788	—	755,788
United Kingdom	—	6,729,595	—	6,729,595
United States	40,874,934	—	—	40,874,934
Rights:
United Kingdom	35,307	—	—	35,307
Short-Term Securities	5,624,436	—	—	5,624,436

Total	$52,023,829	$34,842,474	—	$86,866,303

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Equity contracts	$(295,014)	$(571,821)	—	$(866,835)
Foreign currency exchange contracts	—	(78)	—	(78)

Total	$(295,014)	$(571,899)	—	$(866,913)

1

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	61

Statements of Assets and Liabilities

October 31, 2010	BlackRock Dividend Achievers™ Trust (BDV)	BlackRock Enhanced Dividend Achievers™ Trust (BDJ)	BlackRock Strategic Dividend Achievers™ Trust (BDT)	BlackRock EcoSolutions Investment Trust (BQR)	BlackRock Energy and Resources Trust (BGR)

Assets

Investments at value - unaffiliated[1,2]	$537,580,924	$575,623,912	$293,655,628	$126,961,556	$783,292,713
Investments at value - affiliated[3]	6,437,531	10,960,825	5,854,617	5,825,217	—
Cash	42,079	123,633	6,698	26,258	—
Foreign currency at value[4]	—	—	—	101,424	22,425
Investments sold receivable	24,971,353	105,036,899	1,958,474	410,421	—
Cash collateral pledged for options written	2,633,158	7,880,904	1,377,677	2,290,000	8,992,000
Unrealized appreciation on foreign currency exchange contracts	—	—	—	—	—
Dividend and interest receivable	1,163,078	1,167,395	425,249	138,154	861,603
Securities lending income receivable - affiliated	—	—	—	—	37
Other assets	215,390	233,615	64,074	15,540	312,494

Total assets	573,043,513	701,027,183	303,342,417	135,768,570	793,481,272

Liabilities

Collateral at value - securities loaned	—	—	—	—	—
Investments purchased payable	24,455,674	100,803,235	2,929,188	1,883,105	1,585,608
Options written at value[5]	2,730,417	6,897,160	2,137,881	2,610,309	16,613,913
Unrealized depreciation on foreign currency exchange contracts	—	—	—	—	22
Bank overdraft	—	—	—	—	4,135,675
Investment advisory fees payable	298,487	499,584	188,287	132,207	737,324
Officer’s and Trustees’ fees payable	170,107	161,717	43,110	—	194,970
Licensing fee payable	45,559	49,539	24,927	—	—
Other accrued expenses payable	214,560	288,389	149,672	140,507	238,254

Total liabilities	27,914,804	108,699,624	5,473,065	4,766,128	23,505,766

Net Assets	$545,128,709	$592,327,559	$297,869,352	$131,002,442	$769,975,506

Net Assets Consist of

Paid-in capital	$673,249,895	$847,247,962	$340,653,058	$199,843,388	$680,602,964
Undistributed (distributions in excess of) net investment income	(170,108)	(161,718)	180,124	592	9,441,928
Accumulated net realized gain (loss)	(158,969,170)	(263,597,470)	(45,158,269)	(43,634,070)	(4,287,353)
Net unrealized appreciation/depreciation	31,018,092	8,838,785	2,194,439	(25,207,468)	84,217,967

Net Assets	$545,128,709	$592,327,559	$297,869,352	$131,002,442	$769,975,506

Net asset value[6]	$10.00	$8.32	$11.07	$10.65	$25.87

[1] Investments at cost - unaffiliated	$505,914,239	$565,769,803	$290,989,404	$151,446,355	$693,265,325
[2] Securities on loan at value	$—	$—	$—	$—	$—
[3] Investments at cost - affiliated	$6,437,531	$10,960,825	$5,854,617	$5,825,217	$—
[4] Foreign currency at cost	$—	$—	$—	$95,405	$22,338
[5] Premiums received	$2,081,824	$5,867,239	$1,666,095	$1,877,185	$10,803,311
[6] Shares outstanding, unlimited number of shares authorized, $0.001 par value	54,518,315	71,203,239	26,908,028	12,303,864	29,766,217

See Notes to Financial Statements.

62	ANNUAL REPORT	OCTOBER 31, 2010

October 31, 2010	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)	BlackRock International Growth and Income Trust (BGY)	BlackRock Real Asset Equity Trust (BCF)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

Assets

Investments at value - unaffiliated[1,2]	$1,246,358,369	$191,099,245	$1,078,694,590	$762,433,528	$81,241,867
Investments at value - affiliated[3]	42,426,566	14,067,561	57,450,039	24,698,837	5,624,436
Cash	68,024	—	256,574	—	—
Foreign currency at value[4]	5,053,895	3,125	15,721,396	74,613	29,126
Investments sold receivable	12,259,173	1,828,476	19,998,889	—	173,850
Cash collateral pledged for options written	36,539,193	6,783,241	33,534,684	16,831,700	—
Unrealized appreciation on foreign currency exchange contracts	563	60	2,819	—	—
Dividend and interest receivable	2,560,435	309,036	2,841,978	641,186	207,724
Securities lending income receivable - affiliated	—	—	—	525	—
Other assets	852,839	26,389	387,834	543,729	17,359

Total assets	1,346,119,057	214,117,133	1,208,888,803	805,224,118	87,294,362

Liabilities

Collateral at value - securities loaned	—	—	—	2,250,000	—
Investments purchased payable	17,100,882	3,287,765	21,116,085	610,050	171,951
Options written at value[5]	37,092,204	4,119,787	29,344,549	24,302,632	866,835
Unrealized depreciation on foreign currency exchange contracts	36	68	15,053	22	78
Bank overdraft	—	—	—	11,345,763	—
Investment advisory fees payable	1,084,019	173,904	974,599	775,272	54,355
Officer’s and Trustees’ fees payable	295,436	13,144	264,543	158,287	10,941
Licensing fee payable	—	—	—	—	41,166
Other accrued expenses payable	441,642	130,732	591,454	318,888	102,329

Total liabilities	56,014,219	7,725,400	52,306,283	39,760,914	1,247,655

Net Assets	$1,290,104,838	$206,391,733	$1,156,582,520	$765,463,204	$86,046,707

Net Assets Consist of

Paid-in capital	$1,446,686,456	$176,834,894	$1,695,250,427	$713,160,963	$82,951,843
Undistributed (distributions in excess of) net investment income	(322,244)	(13,144)	(244,802)	(5,355,947)	1,300,748
Accumulated net realized gain (loss)	(234,418,705)	6,076,967	(596,176,866)	(40,040,968)	(1,377,253)
Net unrealized appreciation/depreciation	78,159,331	23,493,016	57,753,761	97,699,156	3,171,369

Net Assets	$1,290,104,838	$206,391,733	$1,156,582,520	$765,463,204	$86,046,707

Net asset value[6]	$18.68	$27.19	$10.52	$13.42	$14.26

[1] Investments at cost - unaffiliated	$1,153,511,108	$166,525,633	$1,012,088,768	$652,136,848	$77,991,315
[2] Securities on loan at value	$—	$—	$—	$2,245,500	$—
[3] Investments at cost - affiliated	$42,426,566	$14,067,561	$57,450,039	$24,698,837	$5,624,436
[4] Foreign currency at cost	$5,022,598	$3,044	$15,620,764	$74,315	$29,086
[5] Premiums received	$21,784,193	$3,035,525	$20,442,255	$11,589,432	$783,029
[6] Shares outstanding, unlimited number of shares authorized, $0.001 par value	69,056,527	7,591,500	109,989,277	57,045,091	6,033,028

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	63

Statements of Operations

Year Ended October 31, 2010	BlackRock Dividend Achievers™ Trust (BDV)	BlackRock Enhanced Dividend Achievers™ Trust (BDJ)	BlackRock Strategic Dividend Achievers™ Trust (BDT)	BlackRock EcoSolutions Investment Trust (BQR)	BlackRock Energy and Resources Trust (BGR)

Investment Income

Dividends	$17,049,129	$18,791,028	$10,495,534	$2,527,671	$16,733,419
Foreign taxes withheld	(9,619)	(10,718)	—	(128,619)	(581,302)
Income-affiliated	12,853	32,136	10,816	10,495	28,260
Securities lending income - affiliated	—	29,881	—	7,819	15,160

Total income	17,052,363	18,842,327	10,506,350	2,417,366	16,195,537

Expenses

Investment advisory	3,402,427	5,854,758	2,137,093	1,516,021	9,030,801
Licensing	523,450	585,476	284,946	—	—
Printing	92,316	79,409	32,437	41,965	152,710
Professional	55,209	55,569	50,169	54,816	54,820
Custodian	68,248	58,622	88,089	114,573	82,488
Officer and Trustees	64,166	87,688	14,720	11,855	117,137
Insurance	40,077	46,017	21,079	10,654	57,747
Transfer agent	11,839	6,798	10,519	11,064	12,084
Registration	23,426	23,305	12,395	7,756	14,074
Miscellaneous	2,507	5,012	5,014	61,072	7,519

Total expenses excluding interest expense	4,283,665	6,802,654	2,656,461	1,829,776	9,529,380

Interest expense	—	—	—	780	13,486

Total expenses	4,283,665	6,802,654	2,656,461	1,830,556	9,542,866

Less fees waived by advisor	(5,424)	(13,832)	(4,420)	(4,298)	(1,204,178)

Net expenses	4,278,241	6,788,822	2,652,041	1,826,258	8,338,688

Net investment income	12,774,122	12,053,505	7,854,309	591,108	7,856,849

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	11,672,141	(48,082,923)	11,282,453	(21,360,631)	15,248,091
Options written	9,678,811	29,458,399	6,124,026	4,881,385	28,339,082
Foreign currency transactions	—	—	—	(13,077)	13,277

	21,350,952	(18,624,524)	17,406,479	(16,492,323)	43,600,450

Net change in unrealized appreciation/depreciation on:
Investments	49,877,657	92,596,347	29,999,425	32,884,211	63,902,846
Options written	(1,611,409)	(3,639,568)	(1,372,290)	(1,322,709)	(5,756,493)
Foreign currency transactions	—	—	—	15,253	4,266

	48,266,248	88,956,779	28,627,135	31,576,755	58,150,619

Total realized and unrealized gain	69,617,200	70,332,255	46,033,614	15,084,432	101,751,069

Net Increase in Net Assets Resulting from Operation	$82,391,322	$82,385,760	$53,887,923	$15,675,540	$109,607,918

1	Net of $(12,624) and $(77,969) foreign capital gain tax for BME and BCF, respectively.

See Notes to Financial Statements.

64	ANNUAL REPORT	OCTOBER 31, 2010

Year Ended October 31, 2010	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)	BlackRock International Growth and Income Trust (BGY)	BlackRock Real Asset Equity Trust (BCF)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

Investment Income

Dividends	$28,506,494	$2,615,909	$31,570,605	$17,752,928	$3,130,393
Foreign taxes withheld	(1,631,767)	(96,244)	(2,923,477)	(303,789)	(152,564)
Income-affiliated	80,312	15,805	82,923	47,952	4,356
Securities lending income - affiliated	6,566	756	5,181	3,911	—

Total income	26,961,605	2,536,226	28,735,232	17,501,002	2,982,185

Expenses

Investment advisory	12,619,628	2,043,468	11,396,546	8,568,290	617,018
Licensing	—	—	—	—	123,403
Printing	362,056	47,212	299,033	159,237	27,451
Professional	81,648	57,645	101,453	59,265	59,557
Custodian	515,973	128,650	625,467	160,248	113,739
Officer and Trustees	177,733	19,759	217,950	119,369	8,047
Insurance	82,112	14,472	97,310	54,101	6,414
Transfer agent	13,282	11,322	11,644	11,044	11,272
Registration	12,782	8,957	44,311	28,225	2,011
Miscellaneous	103,101	22,134	65,697	15,040	39,405

Total expenses excluding interest expense	13,968,315	2,353,619	12,859,411	9,174,819	1,008,317

Interest expense	—	5,845	486	—	—

Total expenses	13,968,315	2,359,464	12,859,897	9,174,819	1,008,317

Less fees waived by advisor	(32,372)	(6,616)	(33,268)	(1,448,452)	(1,606)

Net expenses	13,935,943	2,352,848	12,826,629	7,726,367	1,006,711

Net investment income	13,025,662	183,378	15,908,603	9,774,635	1,975,474

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	24,254,278	12,942,559	(102,450,521)	(17,224,717)	2,103,820
Options written	83,683,159	6,755,028	69,794,185	30,019,890	1,859,732
Foreign currency transactions	(1,052,991)	(52,163)	(2,126,742)	73,357	(24,296)

	106,884,446	19,645,424	(34,783,078)	12,868,530	3,939,256

Net change in unrealized appreciation/depreciation on:
Investments	65,646,316	7,122,059 [1]	167,157,860	151,296,077 [1]	4,581,041
Options written	(25,873,932)	(1,492,574)	(19,371,859)	(15,707,788)	(274,055)
Foreign currency transactions	(29,818)	3,587	(22,432)	(12,360)	10,348

	39,742,566	5,633,072	147,763,569	135,575,929	4,317,334

Total realized and unrealized gain	146,627,012	25,278,496	112,980,491	148,444,459	8,256,590

Net Increase in Net Assets Resulting from Operation	$159,652,674	$25,461,874	$128,889,094	$158,219,094	$10,232,064

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	65

Statements of Changes in Net Assets

	BlackRock Dividend Achievers™ Trust (BDV)		BlackRock Enhanced Dividend Achievers™ Trust (BDJ)

	Year Ended October 31,		Year Ended October 31,

Increase (Decrease) in Net Assets:	2010	2009	2010	2009

Operations

Net investment income	$12,774,122	$16,343,361	$12,053,505	$17,340,895
Net realized gain	21,350,952	(127,871,946)	(18,624,524)	(190,657,567)
Net change in unrealized appreciation	48,266,248	82,109,730	88,956,779	153,236,724

Net increase in net assets resulting from operations	82,391,322	(29,418,855)	82,385,760	(20,079,948)

Dividends and Distributions to Shareholders From

Net investment income	(35,436,905)	(16,244,237)	(12,098,232)	(17,467,300)
Net realized gains	—	—	—	—
Tax return of capital	—	(19,192,668)	(57,140,851)	(63,684,763)

Decrease in net assets resulting from dividends and distributions to shareholders	(35,436,905)	(35,436,905)	(69,239,083)	(81,152,063)

Capital Share Transactions

Net proceeds from the issuance of shares due to reorganization	—	—	—	—
Reinvestment of dividends	—	—	7,115,353	4,328,556

Net increase in net assets derived from share transactions	—	—	7,115,353	4,328,556

Net Assets

Total increase (decrease) in net assets	46,954,417	(64,855,760)	20,262,030	(96,903,455)
Beginning of year	498,174,292	563,030,052	572,065,529	668,968,984

End of year	$545,128,709	$498,174,292	$592,327,559	$572,065,529

Undistributed (distributions in excess of) net investment income	$(170,108)	$(23,999)	$(161,718)	$(13,016)

See Notes to Financial Statements.

66	ANNUAL REPORT	OCTOBER 31, 2010

	BlackRock Strategic Dividend Achievers™ Trust (BDT)		BlackRock EcoSolutions Investment Trust (BQR)		BlackRock Energy and Resources Trust (BGR)		BlackRock Global Opportunities Equity Trust (BOE)

	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,		Year Ended October 31,

Increase (Decrease) in Net Assets:	2010	2009	2010	2009	2010	2009	2010	2009

Operations

Net investment income	$7,854,309	$9,100,829	$591,108	$770,652	$7,856,849	$10,362,915	$13,025,662	$5,271,647
Net realized gain	17,406,479	(54,399,830)	(16,492,323)	(27,169,059)	43,600,450	7,812,418	106,884,446	(31,644,052)
Net change in unrealized appreciation	28,627,135	37,119,870	31,576,755	48,078,825	58,150,619	122,155,453	39,742,566	112,160,357

Net increase in net assets resulting from operations	53,887,923	(8,179,131)	15,675,540	21,680,418	109,607,918	140,330,786	159,652,674	85,787,952

Dividends and Distributions to Shareholders From

Net investment income	(17,490,218)	(8,355,545)	(582,037)	(776,099)	(5,141,482)	(13,891,389)	(99,018,419)	(5,179,012)
Net realized gains	—	—	—	(1,032,348)	(43,079,790)	(5,568,031)	(16,795,876)	—
Tax return of capital	—	(9,134,673)	(13,928,324)	(15,909,385)	—	(28,761,852)	(40,455,279)	(55,376,808)

Decrease in net assets resulting from dividends and distributions to shareholders	(17,490,218)	(17,490,218)	(14,510,361)	(17,717,832)	(48,221,272)	(48,221,272)	(156,269,574)	(60,555,820)

Capital Share Transactions

Net proceeds from the issuance of shares due to reorganization	—	—	—	—	—	—	—	1,025,103,621
Reinvestment of dividends	—	—	2,811,900	2,781,185	—	—	8,551,415	—

Net increase in net assets derived from share transactions	—	—	2,811,900	2,781,185	—	—	8,551,415	1,025,103,621

Net Assets

Total increase (decrease) in net assets	36,397,705	(25,669,349)	3,977,079	6,743,771	61,386,646	92,109,514	11,934,515	1,050,335,753
Beginning of year	261,471,647	287,140,996	127,025,363	120,281,592	708,588,860	616,479,346	1,278,170,323	227,834,570

End of year	$297,869,352	$261,471,647	$131,002,442	$127,025,363	$769,975,506	$708,588,860	$1,290,104,838	$1,278,170,323

Undistributed (distributions in excess of) net investment income	$180,124	$313,497	$592	$16,122	$9,441,928	$6,618,029	$(322,244)	$(157,624)

ANNUAL REPORT	OCTOBER 31, 2010	67

Statements of Changes in Net Assets (concluded)

	BlackRock Health Sciences Trust (BME)		BlackRock International Growth and Income Trust (BGY)

	Year Ended October 31,		Year Ended October 31,

Increase (Decrease) in Net Assets:	2010	2009	2010	2009

Operations

Net investment income	$183,378	$662,563	$15,908,603	$28,958,213
Net realized gain	19,645,424	3,321,376	(34,783,078)	(559,616,464)
Net change in unrealized appreciation	5,633,072	21,947,983	147,763,569	779,184,105

Net increase in net assets resulting from operations	25,461,874	25,931,922	128,889,094	248,525,854

Dividends and Distributions to Shareholders From

Net investment income	(136,268)	(949,596)	(13,597,240)	(32,190,952)
Net realized gains	(11,535,663)	(7,700,487)	—	—
Tax return of capital	—	(4,321,847)	(159,367,997)	(161,725,283)

Decrease in net assets resulting from dividends and distributions to shareholders	(11,671,931)	(12,971,930)	(172,965,237)	(193,916,235)

Capital Share Transactions

Net proceeds from the issuance of shares due to reorganization	—	—	—	—
Reinvestment of dividends	—	—	22,011,255	17,521,775

Net increase in net assets derived from share transactions	—	—	22,011,255	17,521,775

Net Assets

Total increase (decrease) in net assets	13,789,943	12,959,992	(22,064,888)	72,131,394
Beginning of year	192,601,790	179,641,798	1,178,647,408	1,106,516,014

End of year	$206,391,733	$192,601,790	$1,156,582,520	$1,178,647,408

Undistributed (distributions in excess of) net investment income	$(13,144)	$(8,091)	$(244,802)	$(429,423)

See Notes to Financial Statements.

68	ANNUAL REPORT	OCTOBER 31, 2010

	BlackRock Real Asset Equity Trust (BCF)		BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

	Year Ended October 31,		Year Ended October 31,

Increase (Decrease) in Net Assets:	2010	2009	2010	2009

Operations

Net investment income	$9,774,635	$3,691,683	$1,975,474	$2,403,578
Net realized gain	12,868,530	(49,027,390)	3,939,256	1,092,426
Net change in unrealized appreciation	135,575,929	236,659,541	4,317,334	7,255,058

Net increase in net assets resulting from operations	158,219,094	191,323,834	10,232,064	10,751,062

Dividends and Distributions to Shareholders From

Net investment income	(42,492,192)	(6,325,350)	(664,248)	(2,343,114)
Net realized gains	—	—	(4,237,588)	(1,969,353)
Tax return of capital	(19,209,691)	(55,327,618)	—	(438,543)

Decrease in net assets resulting from dividends and distributions to shareholders	(61,701,883)	(61,652,968)	(4,901,836)	(4,751,010)

Capital Share Transactions

Net proceeds from the issuance of shares due to reorganization	—	—	—	—
Reinvestment of dividends	4,017,701	—	—	—

Net increase in net assets derived from share transactions	4,017,701	—	—	—

Net Assets

Total increase (decrease) in net assets	100,534,912	129,670,866	5,330,228	6,000,052
Beginning of year	664,928,292	535,257,426	80,716,479	74,716,427

End of year	$765,463,204	$664,928,292	$86,046,707	$80,716,479

Undistributed (distributions in excess of) net investment income	$(5,355,947)	$(103,830)	$1,300,748	$3,339

ANNUAL REPORT	OCTOBER 31, 2010	69

Financial Highlights	BlackRock Dividend AchieversTM Trust (BDV)

	Year Ended October 31,

	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$9.14	$10.33	$15.49	$15.95	$14.21

Net investment income	0.23	0.30	0.41	0.45	0.42
Net realized and unrealized gain (loss)	1.28	(0.84)	(4.67)	(0.01)	2.21

Net increase (decrease) from investment operations	1.51	(0.54)	(4.26)	0.44	2.63

Dividends and distributions from:
Net investment income	(0.65)	(0.30)	(0.43)	(0.44)	(0.41)
Net realized gain	—	—	—	(0.38)	(0.32)
Tax return of capital	—	(0.35)	(0.47)	(0.08)	(0.16)

Total dividends and distributions	(0.65)	(0.65)	(0.90)	(0.90)	(0.89)

Net asset value, end of year	$10.00	$9.14	$10.33	$15.49	$15.95

Market price, end of year	$9.88	$8.27	$9.20	$13.64	$14.86

Total Investment Return[1]

Based on net asset value	17.36%	(3.75)%	(27.56)%	3.15%	19.89%

Based on market price	28.15%	(2.21)%	(26.73)%	(2.50)%	24.31%

Ratios to Average Net Assets

Total expenses	0.82%	0.85%	0.83%	0.82%	0.84%

Total expenses after fees waived	0.82%	0.85%	0.83%	0.82%	0.84%

Net investment income	2.44%	3.46%	3.46%	2.87%	2.90%

Supplemental Data

Net assets, end of year (000)	$545,129	$498,174	$563,030	$844,633	$869,703

Portfolio turnover	104%	56%	23%	12%	11%

1

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

70	ANNUAL REPORT	OCTOBER 31, 2010

Financial Highlights	BlackRock Enhanced Dividend AchieversTM Trust (BDJ)

	Year Ended October 31,

	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$8.13	$9.59	$14.10	$14.88	$14.01

Net investment income	0.17	0.25	0.34	0.39	0.37
Net realized and unrealized gain (loss)	1.00	(0.55)	(3.73)	0.06	1.71

Net increase (decrease) from investment operations	1.17	(0.30)	(3.39)	0.45	2.08

Dividends and distributions from:
Net investment income	(0.17)	(0.25)	(0.52)	(0.43)	(0.15)
Net realized gain	—	—	—	(0.80)	(1.06)
Tax return of capital	(0.81)	(0.91)	(0.60)	—	—

Total dividends and distributions	(0.98)	(1.16)	(1.12)	(1.23)	(1.21)

Net asset value, end of year	$8.32	$8.13	$9.59	$14.10	$14.88

Market price, end of year	$8.99	$7.89	$8.47	$12.68	$14.92

Total Investment Return[1]

Based on net asset value	15.23%	(1.63)%	(24.35)%	3.21%	15.72%

Based on market price	28.30%	8.08%	(25.70)%	(7.43)%	17.97%

Ratios to Average Net Assets

Total expenses	1.16%	1.20%	1.18%	1.17%	1.19%

Total expenses after fees waived	1.16%	1.20%	1.18%	1.17%	1.19%

Net investment income	2.06%	3.11%	3.20%	2.76%	2.73%

Supplemental Data

Net assets, end of year (000)	$592,328	$572,066	$668,969	$983,762	$1,033,127

Portfolio turnover	232%	117%	86%	91%	138%

1

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	71

Financial Highlights	BlackRock Strategic Dividend AchieversTM Trust (BDT)

	Year Ended October 31,

	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$9.72	$10.67	$15.22	$16.13	$15.14

Net investment income	0.29	0.30	0.37	0.40	0.37
Net realized and unrealized gain (loss)	1.71	(0.60)	(4.02)	(0.41)	1.52

Net increase (decrease) from investment operations	2.00	(0.30)	(3.65)	(0.01)	1.89

Dividends and distributions from:
Net investment income	(0.65)	(0.31)	(0.40)	(0.40)	(0.35)
Net realized gain	—	—	—	(0.38)	(0.55)
Tax return of capital	—	(0.34)	(0.50)	(0.12)	—

Total dividends and distributions	(0.65)	(0.65)	(0.90)	(0.90)	(0.90)

Net asset value, end of year	$11.07	$9.72	$10.67	$15.22	$16.13

Market price, end of year	$9.98	$8.37	$9.01	$13.19	$14.53

Total Investment Return[1]

Based on net asset value	21.94%	(1.10)%	(23.93)%	0.24%	13.65%

Based on market price	27.67%	0.86%	(25.88)%	(3.56)%	17.43%

Ratios to Average Net Assets

Total expenses	0.93%	0.97%	0.94%	0.95%	0.96%

Total expenses after fees waived	0.93%	0.97%	0.94%	0.95%	0.96%

Net investment income	2.76%	3.68%	3.40%	2.75%	2.57%

Supplemental Data

Net assets, end of year (000)	$297,869	$261,472	$287,141	$409,646	$433,938

Portfolio turnover	71%	66%	20%	18%	18%

1

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

72	ANNUAL REPORT	OCTOBER 31, 2010

Financial Highlights	BlackRock EcoSolutions Investment Trust (BQR)

				Period September 28, 2007[1] through October 31, 2007
	Year Ended October 31,

	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$10.56	$10.23	$20.31	$19.10 [2]

Net investment income	0.05	0.06	0.03	—
Net realized and unrealized gain (loss)	1.24	1.78	(8.51)	1.25

Net increase (decrease) from investment operations	1.29	1.84	(8.48)	1.25

Dividends and distributions from:
Net investment income	(0.05)	(0.07)	(0.02)	—
Net realized gain	—	(0.09)	(1.58)	—
Tax return of capital	(1.15)	(1.35)	—	—

Total dividends and distributions	(1.20)	(1.51)	(1.60)	—

Offering costs resulting from the issuance of shares	—	—	—	(0.04)

Net asset value, end of period	$10.65	$10.56	$10.23	$20.31

Market price, end of period	$11.69	$10.23	$9.20	$19.75

Total Investment Return[3]

Based on net asset value	13.04%	19.64%	(43.99)%	6.28%[4]

Based on market price	28.08%	28.88%	(48.20)%	(1.25)%[4]

Ratios to Average Net Assets

Total expenses	1.45%	1.51%	1.36%	1.70%[5]

Total expenses after fees waived and paid indirectly	1.45%	1.50%	1.35%	1.68%[5]

Net investment income	0.47%	0.65%	0.38%	0.97%[5]

Supplemental Data

Net assets, end of period (000)	$131,002	$127,025	$120,282	$238,731

Portfolio turnover	124%	62%	45%	4%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	73

Financial Highlights	BlackRock Energy and Resources Trust (BGR)

	Year Ended October 31,

	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$23.81	$20.71	$37.60	$29.67	$28.12

Net investment income	0.26	0.41	1.18	0.49	0.75
Net realized and unrealized gain (loss)	3.42	4.32	(14.63)	9.27	3.65

Net increase (decrease) from investment operations	3.68	4.73	(13.45)	9.76	4.40

Dividends and distributions from:
Net investment income	(0.17)	(0.47)	(0.96)	(0.70)	(0.49)
Net realized gain	(1.45)	(0.19)	(2.48)	(1.13)	(2.36)
Tax return of capital	—	(0.97)	—	—	—

Total dividends and distributions	(1.62)	(1.63)	(3.44)	(1.83)	(2.85)

Net asset value, end of period	$25.87	$23.81	$20.71	$37.60	$29.67

Market price, end of period	$25.36	$22.18	$17.99	$32.14	$26.73

Total Investment Return[1]

Based on net asset value	15.89%	25.54%	(38.15)%	34.98%	17.30%

Based on market price	21.95%	34.63%	(37.14)%	28.07%	18.11%

Ratios to Average Net Assets

Total expenses	1.27%	1.30%	1.27%	1.27%	1.28%

Total expenses after fees waived and paid indirectly	1.11%	1.10%	1.07%	1.07%	1.08%

Net investment income	1.04%	1.77%	1.38%	1.69%	2.47%

Supplemental Data

Net assets, end of period (000)	$769,976	$708,589	$616,479	$1,119,310	$883,104

Portfolio turnover	80%	62%	54%	47%	40%

[1]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

74	ANNUAL REPORT	OCTOBER 31, 2010

Financial Highlights	BlackRock Global Opportunities Equity Trust (BOE)

	Year Ended October 31,

	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$18.64	$18.03	$31.09	$26.72	$23.77

Net investment income	0.19	0.19	0.39	0.55	0.58
Net realized and unrealized gain (loss)	2.13	2.70	(10.39)	6.32	4.64

Net increase (decrease) from investment operations	2.32	2.89	(10.00)	6.87	5.22

Dividends and distributions from:
Net investment income	(1.44)	(0.20)	(0.56)	(0.36)	(0.59)
Net realized gain	(0.25)	—	(2.48)	(2.14)	(1.68)
Tax return of capital	(0.59)	(2.08)	(0.02)	—	—

Total dividends and distributions	(2.28)	(2.28)	(3.06)	(2.50)	(2.27)

Net asset value, end of period	$18.68	$18.64	$18.03	$31.09	$26.72

Market price, end of period	$19.06	$18.40	$15.89	$28.76	$27.61

Total Investment Return[1]

Based on net asset value	13.76%	20.50%	(35.08)%	27.47%	24.48%

Based on market price	17.58%	34.97%	(38.15)%	14.11%	26.64%

Ratios to Average Net Assets

Total expenses	1.11%	1.21%	1.14%	1.15%	1.16%

Total expenses after fees waived	1.10%	1.20%	1.14%	1.15%	1.16%

Net investment income	1.03%	1.05%	1.60%	1.87%	2.45%

Supplemental Data

Net assets, end of period (000)	$1,290,105	$1,278,170	$227,835	$389,741	$331,744

Portfolio turnover	264%	300%	120%	111%	184%

1

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	75

Financial Highlights	BlackRock Health Sciences Trust (BME)

	Year Ended October 31,

	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$25.37	$23.66	$30.33	$27.74	$26.38

Net investment income	0.02	0.10	0.10	0.05	0.00 [1]
Net realized and unrealized gain (loss)	3.34	3.32	(4.70)	4.76	3.28

Net increase (decrease) from investment operations	3.36	3.42	(4.60)	4.81	3.28

Dividends and distributions from:
Net investment income	(0.02)	(0.13)	(0.09)	(0.02)	—
Net realized gain	(1.52)	(1.01)	(1.98)	(2.20)	(1.92)
Tax return of capital	—	(0.57)	—	—	—

Total dividends and distributions	(1.54)	(1.71)	(2.07)	(2.22)	(1.92)

Net asset value, end of period	$27.19	$25.37	$23.66	$30.33	$27.74

Market price, end of period	$27.14	$22.61	$21.62	$27.05	$27.32

Total Investment Return[2]

Based on net asset value	13.69%	16.31%	(15.55)%	18.62%	13.00%

Based on market price	27.33%	13.44%	(13.47)%	7.42%	16.59%

Ratios to Average Net Assets

Total expenses	1.15%	1.15%	1.13%	1.13%	1.15%

Total expenses after fees waived	1.15%	1.15%	1.13%	1.13%	1.15%

Net investment income	0.09%	0.37%	0.20%	0.15%	(0.11)%

Supplemental Data

Net assets, end of period (000)	$206,392	$192,602	$179,642	$230,280	$208,151

Portfolio turnover	239%	167%	121%	89%	181%

[1]	Amounted to less than $0.01 per share outstanding.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

76	ANNUAL REPORT	OCTOBER 31, 2010

Financial Highlights	BlackRock International Growth and Income Trust (BGY)

				Period May 30, 2007[1] through October 31, 2007
	Year Ended October 31,

	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$10.92	$10.41	$20.12	$19.10	[2]

Net investment income	0.14	0.29	0.27	0.14
Net realized and unrealized gain (loss)	1.05	2.04	(8.31)	1.50

Net increase (decrease) from investment operations	1.19	2.33	(8.04)	1.64

Dividends and distributions from:
Net investment income	(0.12)	(0.30)	(0.30)	(0.10)
Net realized gain	—	—	(0.88)	(0.50)
Tax return of capital	(1.47)	(1.52)	(0.49)	—

Total dividends and distributions	(1.59)	(1.82)	(1.67)	(0.60)

Offering costs resulting from the issuance of shares	—	—	—	(0.02)

Net asset value, end of period	$10.52	$10.92	$10.41	$20.12

Market price, end of period	$10.56	$10.92	$9.09	$17.76

Total Investment Return[3]

Based on net asset value	12.06%	26.28%	(41.76)%	8.93%[4]

Based on market price	12.49%	44.62%	(42.39)%	(8.17	)% [4]

Ratios to Average Net Assets

Total expenses	1.13%	1.12%	1.11%	1.07%[5]

Total expenses after fees waived	1.13%	1.12%	1.11%	1.07%[5]

Net investment income	1.40%	2.68%	2.34%	1.75%[5]

Supplemental Data

Net assets, end of period (000)	$1,156,583	$1,178,647	$1,106,516	$2,138,523

Portfolio turnover	247%	198%	123%	46%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	77

Financial Highlights	BlackRock Real Asset Equity Trust (BCF)

					Period September 29, 2006[1] through October 31, 2006
	Year Ended October 31,

	2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$11.73	$9.44	$20.79	$15.33	$14.33 [2]

Net investment income	0.17	0.08	0.20	0.20	0.04
Net realized and unrealized gain (loss)	2.61	3.30	(10.16)	6.35	0.98

Net increase (decrease) from investment operations	2.78	3.38	(9.96)	6.55	1.02

Dividends and distributions from:
Net investment income	(0.74)	(0.11)	(0.17)	(0.29)	—
Net realized gain	—	—	(1.22)	(0.80)	—
Tax return of capital	(0.35)	(0.98)	—	—	—

Total dividends and distributions	(1.09)	(1.09)	(1.39)	(1.09)	—

Offering costs resulting from the issuance of shares	—	—	—	—	(0.02)

Net asset value, end of period	$13.42	$11.73	$9.44	$20.79	$15.33

Market price, end of period	$13.46	$11.45	$7.74	$17.59	$15.00

Total Investment Return[3]

Based on net asset value	24.65%	40.96%	(50.14)%	45.34%	6.98%[4]

Based on market price	28.08%	67.81%	(51.69)%	25.67%	—%[4]

Ratios to Average Net Assets

Total expenses	1.28%	1.32%	1.29%	1.21%	1.42%[5]

Total expenses after fees waived and paid indirectly	1.08%	1.12%	1.09%	1.08%	1.22%[5]

Net investment income	1.37%	0.68%	1.14%	1.37%	2.63%[5]

Supplemental Data

Net assets, end of period (000)	$765,463	$664,928	$535,257	$1,179,087	$820,283

Portfolio turnover	71%	58%	29%	61%	—%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
[2]	Net asset value, beginning of period, reflects a deduction of $0.675 per share sales charge from the initial offering price of $15.00 per share.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

78	ANNUAL REPORT	OCTOBER 31, 2010

Financial Highlights	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

	Year Ended October 31,

	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$13.38	$12.38	$21.00	$18.55	$15.98

Net investment income	0.33	0.36	0.50	0.46	0.39
Net realized and unrealized gain (loss)	1.36	1.43	(8.22)	2.90	3.22

Net increase (decrease) from investment operations	1.69	1.79	(7.72)	3.36	3.61

Dividends and distributions from:
Net investment income	(0.11)	(0.39)	(0.52)	(0.44)	(0.49)
Net realized gain	(0.70)	(0.33)	—	(0.40)	(0.55)
Tax return of capital	—	(0.07)	(0.38)	(0.07)	0.00 [1]

Total dividends and distributions	(0.81)	(0.79)	(0.90)	(0.91)	(1.04)

Net asset value, end of year	$14.26	$13.38	$12.38	$21.00	$18.55

Market price, end of year	$13.44	$11.54	$10.50	$18.07	$16.36

Total Investment Return[2]

Based on net asset value	14.08%	17.64%	(37.53)%	19.10%	24.34%

Based on market price	24.67%	19.63%	(38.42)%	16.20%	20.52%

Ratios to Average Net Assets

Total expenses	1.23%	1.17%	0.96%	1.20%	1.13%

Total expenses after fees waived	1.22%	1.16%	0.96%	1.20%	1.13%

Net investment income	2.40%	3.39%	3.11%	2.45%	2.45%

Supplemental Data

Net assets, end of year (000)	$86,047	$80,716	$74,716	$126,706	$111,925

Portfolio turnover	59%	64%	10%	12%	10%

[1]	Amounted to less than $0.01 per share outstanding.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2010	79

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Dividend AchieversTM Trust (“BDV”), BlackRock Enhanced Dividend AchieversTM Trust (“BDJ”), BlackRock Strategic Dividend AchieversTM Trust (“BDT”), BlackRock EcoSolutions Investment Trust (“BQR”), BlackRock Energy and Resources Trust (“BGR”), BlackRock Global Opportunities Equity Trust (“BOE”), BlackRock Health Sciences Trust (“BME”), BlackRock International Growth and Income Trust (“BGY”), BlackRock Real Asset Equity Trust (“BCF”) and BlackRock S&P Quality Rankings Global Equity Managed Trust (“BQY”) (collectively, the “Trusts”) are organized as Delaware statutory trusts. All Trusts, except BQR, BGR, BME, BGY and BCF, are registered as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). BQR, BGR, BME, BGY and BCF are registered as non-diversified, closed-end management investment companies under the 1940 Act. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Trusts determine and make available for publication the net asset values of their shares on a daily basis.

BOE Reorganization: The Board of Trustees (the “Board”) and the shareholders of each of BlackRock Global Equity Income Trust (“BFD”), BlackRock World Investment Trust (“BWC”) (the “Target Trusts”) and BOE approved the reorganization of each Target Trust into BOE (the “Reorganizations”). The Reorganizations were tax-free events and were effective as of the opening for business of the New York Stock Exchange (“NYSE”) on July 27, 2009.

Target Trusts	Acquiring Trust

BFD	BOE
BWC	BOE

Under the agreement and plan of reorganization between each Target Trust and BOE, the shares of each Target Trust (“Target Trust Shares”) were exchanged for BOE shares. The conversion ratios for Target Trust Shares were as follows:

BFD/BOE	0.55125638
BWC/BOE	0.59681881

The net assets of BOE before and after the Reorganizations and BOE shares issued and Target Trust Shares redeemed in connection with the Reorganizations were as follows:

Acquiring Trust	Net Assets After the Reorganizations	Net Assets Prior to the Reorganizations	Shares Issued	Target Trusts Shares Redeemed

BOE	$1,256,641,195	$231,537,574	55,935,668	97,158,060

Included in the net assets acquired by BOE were the following components:

Target Trusts	Paid-In Capital	Distributions in Excess of Net Investment Income	Realized Loss	Net Unrealized Appreciation (Depreciation)	Net Assets

BFD	$707,107,343	$(46,391)	$(277,649,990)	$25,155,884	$454,566,846

BWC	$702,754,061	$(60,604)	$(105,511,570)	$(26,645,112)	$570,536,775

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Trusts value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Trusts may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the NYSE. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the cur-

80	ANNUAL REPORT	OCTOBER 31, 2010

Notes to Financial Statements (continued)

rent sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: Each Trust’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, each Trust’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

Each Trust reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that a Trust either delivers collateral or segregates assets in connection with certain investments (e.g., written options or foreign currency exchange contracts), each Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Trust has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to each Trust’s level distribution plan, a Trust intends to make quarterly cash dividends and/or distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments. The portion of dividends and distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. The character of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Trusts may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trusts and any additional required collateral is delivered to the Trusts on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Trusts are entitled to dividend and interest payments on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trusts could experience delays and costs in gaining access to the collateral. The Trusts also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provisions are required.

The Trusts file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for the year ended October 31, 2010 and the preceding three taxable years of the respective Trust, if applicable. The statute of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Dividend Achievers Universe: BDV, BDJ and BDT have been granted a revocable license by Indxis, Inc. (“Indxis”) (formerly Mergent) to use the Dividend AchieversTM universe of common stocks. If Indxis revokes a Trust’s license to use the Dividend AchieversTM universe, the Board of that Trust may need to adopt a new investment strategy and/or new investment policies. There is no assurance that a Trust would pursue or achieve its investment objective during the period in which it implements these replacement

ANNUAL REPORT	OCTOBER 31, 2010	81

Notes to Financial Statements (continued)

investment policies or strategies. “Indxis” and “Dividend AchieversTM” are trademarks of Indxis and have been licensed for use by BDV, BDJ and BDT. The products are not sponsored, endorsed, managed, sold or promoted by Indxis and Indxis makes no representation regarding the advisability of investing in any of these three Trusts. The Trusts are required to pay a quarterly licensing fee, which is shown in the Statements of Operations as licensing.

S&P Quality Rankings: BQY has been granted a license by Standard & Poor’s® (“S&P”) to use the S&P Quality Rankings and the S&P International Quality Rankings. If S&P terminates the license to use either the S&P Quality Rankings or the S&P International Quality Rankings, the Board may need to adopt a new investment strategy and/or new investment policies. There is no assurance that the Trust would pursue or achieve its investment objective during the period in which it implements these replacement investment policies or strategies. “Standard & Poor’s,” “S&P,” “Standard & Poor’s Earnings and Dividend Rankings,” “S&P Earnings and Dividend Rankings,” “Standard & Poor’s Quality Rankings,” “Standard & Poor’s International Quality Rankings,” “S&P International Quality Rankings” and “S&P Quality Rankings” are trademarks of S&P and have been licensed for use by the Trust. The Trust is not sponsored, endorsed, managed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Trust. The Trust is required to pay a quarterly licensing fee, which is shown in the Statements of Operations as licensing.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, non-interested Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income - affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Trusts’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Trusts bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Trusts do not give rise to counterparty credit risk, as options written obligate the Trusts to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Trusts may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Trust and each of its respective counterparties. The ISDA Master Agreement allows each Trust to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Trusts from their counterparties are not fully collateralized contractually or otherwise, the Trusts bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Trusts manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of its ISDA Master Agreements, which would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: Certain Trusts enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Trust, help to manage the overall exposure to the currency backing some of the investments held by a Trust. The contract is marked-to-market daily and the change in market value is recorded by a Trust as an unrealized gain or loss. When the contract is closed, a Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign cur-

82	ANNUAL REPORT	OCTOBER 31, 2010

Notes to Financial Statements (continued)

rency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Trust purchases (writes) an option, an amount equal to the premium paid (received) by a Trust is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Trust enters into a closing transaction), a Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Trust writes a call option, such option is “covered,” meaning that a Trust holds the underlying instrument subject to being called by the option counterparty. When a Trust writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Trust bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a option written could result in a Trust purchasing or selling a security at a price different from the current market value.

Derivatives Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of October 31, 2010

Asset Derivatives

	Statements of Assets and Liabilities Location	BGR	BOE	BME	BGY	BCF

Equity contracts	Investments at value — unaffiliated*	$5	—	—	—	$2

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	—	$563	$60	$2,819	—

Total		$5	$563	$60	$2,819	$2

Liabilities Derivatives

	Statements of Assets and Liabilities Location	BDV	BDJ	BDT	BQR	BGR	BOE	BME	BGY	BCF	BQY

Equity contracts	Options written at value	$2,730,417	$6,897,160	$2,137,881	$2,610,309	$16,613,913	$37,092,204	$4,119,787	$29,344,549	$24,302,632	$866,835

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	—	—	—	—	22	36	68	15,053	22	78

Total		$2,730,417	$6,897,160	$2,137,881	$2,610,309	$16,613,935	$37,092,240	$4,119,855	$29,359,602	$24,302,654	$866,913

* Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Instruments on the Statements of Operations Year Ended October 31, 2010

Net Realized Gain (Loss) from

		BDV	BDJ	BDT	BQR	BGR	BOE	BME	BGY	BCF	BQY

Foreign currency exchange contracts:
Foreign currency transactions		—	—	—	$25,123	$(92,868)	$(586,940)	$93,093	$1,070,354	$(52,742)	$514
Equity contracts:
Options**		$9,678,255	$29,455,029	$6,123,474	4,880,024	28,314,032	83,586,719	6,743,669	69,788,836	30,010,690	1,859,587

Total		$9,678,255	$29,455,029	$6,123,474	$4,905,147	$28,221,164	$82,999,779	$6,836,762	$70,859,190	$29,957,948	$1,860,101

Net Change in Unrealized Appreciation/Depreciation on

		BDV	BDJ	BDT	BQR	BGR	BOE	BME	BGY	BCF	BQY

Foreign currency exchange contracts:
Foreign currency transactions		—	—	—	—	$(22)	$6,855	$(15)	$(278,210)	$(67)	$5,075
Equity contracts:
Options**		$(1,611,409)	$(3,639,568)	$(1,372,290)	$(1,322,709)	(5,756,493)	(25,873,932)	(1,492,574)	(19,371,859)	(15,707,788)	(274,055)

Total		$(1,611,409)	$(3,639,568)	$(1,372,290)	$(1,322,709)	$(5,756,515)	$(25,874,459)	$(1,492,582)	$(19,384,093)	$(15,707,810)	$(274,133)

** Options purchased are included in the net realized gain (loss) from investments — unaffiliated and net change in unrealized appreciation/depreciation on investments — unaffiliated.

ANNUAL REPORT	OCTOBER 31, 2010	83

Notes to Financial Statements (continued)

For the year ended October 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BDV	BDJ	BDT	BQR	BGR	BOE	BME	BGY	BCF	BQY

Foreign currency transactions:
Average number of contracts — US dollars purchased	—	—	—	1	1	4	3	6	1	2
Average number of contracts — US dollars sold	—	—	—	1	1	4	2	8	1	1
Average US dollar amounts purchased	—	—	—	$251,545	$5,643	$7,210,282	$586,485	$12,076,319	$16,216	$38,727
Average US dollar amounts sold	—	—	—	$225,322	$3,298,565	$10,842,482	$340,310	$14,005,434	$46,252	$5,993
Options:
Average number of contracts purchased	—	—	—	—	15,000	38,775	2,500	—	4,375	—
Average number of contracts written	2,396,675	7,000,000	1,886,771	11,436,737	5,714,581	44,067,592	2,099,375	95,888,042	14,346,150	1,150,792
Average notional value of contracts purchased	—	—	—	—	$270,000	$1,046,925	$112,275	—	$78,750	—
Average notional value of contracts written	$104,137,813	$308,238,491	$57,357,379	$55,416,860	$230,601,379	$631,302,200	$64,041,531	$634,566,603	$255,110,961	$27,886,739

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Trusts for 1940 Act purposes, but BAC and Barclays are not.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trusts. For such services, the Trusts pay the Manager a monthly fee at the following annual rates of the average weekly value of each Trust’s net assets: 0.65% for BDV, 1.00% for BDJ, 0.75% for BDT, 1.20% for BQR, 1.20% for BGR, 1.00% for BOE, 1.00% for BME, 1.00% for BGY, 1.20% for BCF and 0.75% for BQY. The Manager has voluntarily agreed to waive a portion of the investment advisory fees on BGR and BCF as a percentage of their average weekly net assets as follows: 0.20% for the first five years of the Trusts’ operations (2006 through 2011 for BCF), 0.15% in 2010 for BGR and in 2012 for BCF, 0.10% in 2011 for BGR and in 2013 for BCF and 0.05% in 2012 for BGR and in 2014 for BCF.

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. for BDV, BDJ, BDT and BQY, State Street Research & Management Company for BGR, BlackRock Investment Management, LLC (“BIM”) and BlackRock Capital Management, Inc. for BGY and BCF, and BlackRock International Limited for BQR and BCF, each an affiliate of the Manager. The Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by each Trust to the Manager.

The Trusts have received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Trusts, invest cash collateral received by the Trusts for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statements of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Trusts on such investments is shown as securities lending — affiliated in the Statements of Operations. For the year ended October 31, 2010, BIM received $17,061 in securities lending agent fees related to securities lending activities for the Trusts.

Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock, Inc. or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investment securities, excluding short-term securities for the year ended October 31, 2010, were as follows:

	Purchases	Sales

BDV	$532,048,326	$540,901,534
BDJ	$1,321,876,127	$1,326,666,666
BDT	$196,934,561	$199,752,088
BQR	$149,820,109	$151,812,450
BGR	$616,307,318	$586,086,549
BOE	$3,208,221,081	$3,254,815,182
BME	$459,139,063	$464,567,273
BGY	$2,650,807,784	$2,694,268,535
BCF	$495,366,652	$482,131,295
BQY	$47,134,262	$51,030,153

84	ANNUAL REPORT	OCTOBER 31, 2010

Notes to Financial Statements (continued)

Transactions in options written for the year ended October 31, 2010, were as follows:

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

BDV
Options outstanding at beginning of period	980,505	$2,834,966
Options written	10,220,425	18,847,314
Options expired	(4,493,722)	(8,303,180)
Options closed	(997,851)	(3,263,574)
Options exercised	(4,650,733)	(8,033,702)

Options outstanding at end of period	1,058,624	$2,081,824

BDJ
Options outstanding at beginning of period	3,073,157	$8,463,610
Options written	32,037,009	56,643,616
Options expired	(13,753,215)	(25,389,256)
Options closed	(2,711,084)	(7,723,584)
Options exercised	(15,230,139)	(26,127,147)

Options outstanding at end of period	3,415,728	$5,867,239

BDT
Options outstanding at beginning of period	1,022,895	$1,745,202
Options written	7,627,441	11,022,601
Options expired	(3,623,382)	(4,794,191)
Options closed	(1,195,434)	(2,523,110)
Options exercised	(2,646,982)	(3,784,407)

Options outstanding at end of period	1,184,538	$1,666,095

BQR
Options outstanding at beginning of period	10,345,421	$1,871,244
Options written	76,671,589	14,328,924
Options expired	(31,364,493)	(6,421,686)
Options closed	(32,769,538)	(2,804,304)
Options exercised	(12,149,217)	(5,096,993)

Options outstanding at end of period	10,733,762	$1,877,185

BGR
Options outstanding at beginning of period	3,663,582	$11,556,677	182,350	$336,126
Options written	12,582,460	53,065,583	60,000	54,000
Options expired	(5,627,240)	(24,953,649)	(182,350)	(336,126)
Options closed	(2,186,261)	(10,943,072)	—	—
Options exercised	(4,506,287)	(17,976,228)	—	—

Options outstanding at end of period	3,926,254	$10,749,311	60,000	$54,000

BOE
Options outstanding at beginning of period	46,910,987	$30,037,519	183,933	$352,704
Options written	277,670,079	163,994,297	265,371	2,377,857
Options expired	(125,771,731)	(73,459,005)	(130,315)	(898,119)
Options closed	(84,691,286)	(46,435,893)	(43,165)	(779,200)
Options exercised	(75,790,222)	(53,055,768)	(214,207)	(350,199)

Options outstanding at end of period	38,327,827	$21,081,150	61,617	$703,043

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

BME
Options outstanding at beginning of period	728,973	$2,351,438	730	$82,955
Options written	3,671,273	12,978,998	500,071	1,501,235
Options expired	(1,469,704)	(5,506,086)	(5,285)	(552,760)
Options closed	(1,150,715)	(3,969,049)	(3,322)	(287,112)
Options exercised	(903,202)	(3,498,896)	(345)	(65,198)

Options outstanding at end of period	876,625	$2,356,405	491,849	$679,120

BGY
Options outstanding at beginning of period	64,862,070	$25,657,264	1,250	$89,435
Options written	606,335,304	158,411,538	6,661,541	4,804,395
Options expired	(275,099,873)	(73,420,270)	(4,302,748)	(2,496,392)
Options closed	(162,677,505)	(40,280,914)	(139,512)	(1,044,499)
Options exercised	(138,168,116)	(50,232,475)	(2,030,816)	(1,045,827)

Options outstanding at end of period	95,251,880	$20,135,143	189,715	$307,112

BCF
Options outstanding at beginning of period	10,919,345	$10,544,926	675	$111,522
Options written	76,101,195	63,375,445	105,447	618,568
Options expired	(40,035,605)	(30,893,497)	(86,525)	(478,390)
Options closed	(10,563,888)	(16,087,652)	(1,347)	(125,394)
Options exercised	(24,479,096)	(15,373,297)	(560)	(102,799)

Options outstanding at end of period	11,941,951	$11,565,925	17,690	$23,507

BQY
Options outstanding at beginning of period	512,889	$465,726
Options written	5,597,699	4,694,428
Options expired	(2,430,668)	(1,950,908)
Options closed	(1,336,310)	(1,262,754)
Options exercised	(1,385,402)	(1,163,463)

Options outstanding at end of period	958,208	$783,029

As of October 31, 2010, the value of portfolio securities subject to covered call options written were as follows:

Value

BDV	$94,534,219
BDJ	$270,526,171
BDT	$58,013,309
BQR	$56,586,658
BGR	$242,358,791
BOE	$680,378,391
BME	$76,060,103
BGY	$649,746,366
BCF	$276,044,818
BQY	$32,538,888

ANNUAL REPORT	OCTOBER 31, 2010	85

Notes to Financial Statements (continued)

5. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2010 attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, income recognized from pass-thru entities, distributions paid in excess of taxable income and the accounting for Real Estate Investment Trusts were reclassified to the following accounts:

	BDV	BDJ	BDT	BQR	BGR	BOE	BME	BGY	BCF	BQY

Paid-in capital	$(22,645,964)	—	$(10,007,102)	—	—	$(86,859,628)	—	—	$(27,392,083)	—
Distributions in excess of net investment income	$22,516,674	$(103,975)	$9,502,536	$(24,601)	$108,532	$85,828,137	$(52,163)	$(2,126,742)	$27,465,440	$(13,817)
Accumulated net realized gain (loss)	$129,290	$103,975	$504,566	$24,601	$(108,532)	$1,031,491	$52,163	$2,126,742	$(73,357)	$13,817

The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009, was as follows:

	BDV	BDJ	BDT	BQR	BGR	BOE	BME	BGY	BCF	BQY

Ordinary Income
10/31/2010	$35,436,905	$12,098,232	$17,490,218	$582,037	$48,221,272	$115,814,295	$2,917,983	$13,597,240	$42,492,192	$3,078,482
10/31/2009	16,244,237	17,467,300	8,355,545	1,808,447	19,459,420	5,179,012	4,872,648	32,190,952	6,325,350	3,102,756
Long-Term Capital Gains
10/31/2010	—	—	—	—	—	—	8,753,948	—	—	1,823,354
10/31/2009	—	—	—	—	—	—	3,777,435	—	—	1,209,711
Tax Return of Capital
10/31/2010	—	57,140,851	—	13,928,324	—	40,455,279	—	159,367,997	19,209,691	—
10/31/2009	19,192,668	63,684,763	9,134,673	15,909,385	28,761,852	55,376,808	4,321,847	161,725,283	55,327,618	438,543
Total Distributions
10/31/2010	$35,436,905	$69,239,083	$17,490,218	$14,510,361	$48,221,272	$156,269,574	$11,671,931	$172,965,237	$61,701,883	$4,901,836

10/31/2009	$35,436,905	$81,152,063	$17,490,218	$17,717,832	$48,221,272	$60,555,820	$12,971,930	$193,916,235	$61,652,968	$4,751,010

As of October 31, 2010, the tax components of accumulated net earnings (losses) were as follows:

	BDV	BDJ	BDT	BQR	BGR	BOE	BME	BGY	BCF	BQY

Undistributed ordinary income	—	—	—	—	$8,310,331	—	$8,354,374	—	—	$1,299,837
Undistributed long-term Capital Gains	—	—	—	—	—	—	163,795	—	—	—
Capital loss carryforwards	$(148,441,517)	$(234,562,716)	$(42,127,622)	$(30,220,608)	—	$(220,519,360)	—	$(581,540,948)	$(7,772,360)	—
Net unrealized gains (losses)*	20,320,331	(20,357,687)	(656,084)	(38,620,338)	81,062,211	63,937,742	21,038,670	42,873,041	60,074,601	1,795,027

Total	$(128,121,186)	$(254,920,403)	$(42,783,706)	$(68,840,946)	$89,372,542	$(156,581,618)	$29,556,839	$(538,667,907)	$52,302,241	$3,094,864

*

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains / losses on certain foreign currency contracts, the timing and recognition of partnership income, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the deferral of compensation to trustees and the accounting for Real Estate Investment Trusts.

As of October 31, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires October 31,	BDV	BDJ	BDT	BQR	BOE	BGY	BCF

2015	—	—	—	—	$19,715,459	—	—
2016	$26,663,834	$29,702,025	—	—	162,655,860	—	—
2017	121,777,683	196,333,943	$42,127,622	$21,140,114	38,148,041	$525,935,486	$7,772,360
2018	—	8,526,748	—	9,080,494	—	55,605,462	—

Total	$148,441,517	$234,562,716	$42,127,622	$30,220,608	$220,519,360	$581,540,948	$7,772,360

86	ANNUAL REPORT	OCTOBER 31, 2010

Notes to Financial Statements (concluded)

6. Concentration, Market and Credit Risk:

BOE, BGY and BQY invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When such Trusts concentrate their investments in this manner, they assume the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedules of Investments for concentrations in specific countries.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Trusts may be exposed to counterparty risk, or the risk that an entity with which the Trusts have unsettled or open transactions may default. Financial assets, which potentially expose the Trusts to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Trusts’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statement of Assets and Liabilities, less any collateral held by the Trusts.

The Trusts listed below invest a significant portion of their assets in securities in the following sectors:

Consumer Staples	BDV, BDJ
Financials	BDT, BGY, BQY
Utilities	BDT, BQR
Materials	BQR, BCF
Industrials	BQR
Energy	BGR, BCF
Health Care	BME

Changes in economic conditions affecting these sectors would have a greater impact on these Trusts, and could affect the value, income and/or liquidity of positions in such securities.

As of October 31, 2010, the Trusts listed below had the following industry classifications:

Industry	BOE	BGY	BQY

Oil, Gas & Consumable Fuels	10%	9%	11%
Commercial Banks	9	12	13
Chemicals	4	5	3
Pharmaceuticals	5	3	8
Metals & Mining	3	7	2
Diversified Telecommunication	4	4	5
Other*	65	60	58

* All other industries held were each less than 5% of long-term investments.

7. Capital Share Transactions:

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized for each Trust. At October 31, 2010, the shares owned by an affiliate of the Manager of the Trusts were as follows:

Common Shares Owned

BDV	8,028
BDJ	8,028
BDT	8,028
BQR	6,964
BGR	4,817
BOE	12,927
BME	4,817
BGY	6,178
BCF	8,028
BQY	8,028

Shares issued and outstanding during the years ended October 31, 2010 and October 31, 2009 increased by the following amounts as a result of dividend reinvestments:

	Year Ended October 31, 2010	Year Ended October 31, 2009

BDJ	874,108	550,993
BQR	279,540	267,360
BOE	486,833	—
BGY	2,045,205	1,637,894
BCF	337,063	—

Shares issued and outstanding remained constant for BDV, BDT, BGR, BME and BQY for the years ended October 31, 2010 and October 31, 2009.

For the year ended October 31, 2009, shares issued and outstanding for BOE increased 55,935,668 as a result of a reorganization as discussed in Note 1 “BOE Reorganization”.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Subsequent to October 31, 2010, the Board declared distributions and special distributions per common share as follows:

	Ex-Date	Record Date	Payable Date	Distribution per Common Share

BDV	12/17/10	12/21/10	12/31/10	$0.162500
BDJ	12/17/10	12/21/10	12/31/10	$0.245000
BDT	12/17/10	12/21/10	12/31/10	$0.162500
BQR	12/17/10	12/21/10	12/31/10	$0.300000
BGR	12/17/10	12/21/10	12/31/10	$0.405000
BOE	11/10/10	11/15/10	11/30/10	$0.568750
BME*	12/17/10	12/21/10	12/31/10	$1.084375
BGY	12/17/10	12/21/10	12/31/10	$0.340000
BCF	12/17/10	12/21/10	12/31/10	$0.271800
BQY	11/10/10	11/15/10	11/30/10	$0.250000

* Includes onetime special distribution of $0.70.

ANNUAL REPORT	OCTOBER 31, 2010	87

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
BlackRock Dividend AchieversTM Trust
BlackRock Enhanced Dividend AchieversTM Trust
BlackRock Strategic Dividend AchieversTM Trust
BlackRock EcoSolutions Investment Trust
BlackRock Energy and Resources Trust
BlackRock Global Opportunities Equity Trust
BlackRock Health Sciences Trust
BlackRock International Growth and Income Trust
BlackRock Real Asset Equity Trust
BlackRock S&P Quality Rankings Global Equity Managed Trust
(Collectively the “Trusts”)

We have audited the accompanying statements of assets and liabilities of the Trusts, including the schedules of investments, as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trusts as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 23, 2010

88	ANNUAL REPORT	OCTOBER 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees (each, a “Board,” and, collectively, the “Boards,” and the members of which are referred to as “Board Members”) of each of BlackRock Dividend AchieversTM Trust (“BDV”), BlackRock EcoSolutions Investment Trust (“BQR”), BlackRock Energy and Resources Trust (“BGR”), BlackRock Enhanced Dividend AchieversTM Trust (“BDJ”), BlackRock Global Opportunities Equity Trust (“BOE”), BlackRock Health Sciences Trust (“BME”), BlackRock International Growth and Income Trust (“BGY”), BlackRock Real Asset Equity Trust (“BCF”), BlackRock S&P Quality Rankings Global Equity Managed Trust (“BQY,”) and BlackRock Strategic Dividend AchieversTM Trust (“BDT” and together with BDV, BQR, BGR, BDJ, BOE, BME, BGY, BCF and BQY, each a “Fund,” and, collectively, the “Funds”) met on April 8, 2010 and May 13-14, 2010 to consider the approval of each Fund’s investment advisory agreement (collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Boards of BDV, BDJ, BDT, BQR, BGR, BGY, BCF and BQY also considered the approval of the sub-advisory agreement (collectively, the “Sub-Advisory Agreements”) between the Manager and one of the following sub-advisors, as the case may be: BlackRock Financial Management, Inc.; State Street Research & Management Company; BlackRock Investment Management, LLC; BlackRock International Limited; and BlackRock Capital Management, Inc. (each, a “Sub-Advisor”), with respect to their respective Funds. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of each Fund consists of ten individuals, eight of whom are not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. Each Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Boards, acting directly and through their committees, considered at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against a Fund’s peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by each Fund for services such as call center and fund accounting; (c) each Fund’s operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 8, 2010 meeting, the Boards requested and each received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 8, 2010, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 8, 2010 meeting, the Boards presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 13-14, 2010 Board meeting.

At an in-person meeting held on May 13-14, 2010, each Board, including its Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its respective Fund for a one-year term ending June 30, 2011. The Board of each of BDV, BDJ, BDT, BQR, BGR, BGY, BCF and BQY, including its Independent Board Members, also unanimously approved the continuation of the Sub-Advisory Agreement

ANNUAL REPORT	OCTOBER 31, 2010	89

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

between the Manager and the Sub-Advisor, with respect to its respective Fund, for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of each Fund’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Boards compared each Fund’s performance to the performance of a comparable group of closed-end funds, and the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock

The Boards, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 8, 2010 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their reviews, the Boards received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in each Fund’s applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards regularly review the performance of each Fund throughout the year.

The Board of BGR noted that, in general, BGR performed better than its Peers in that BGR’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

The Boards of BOE, BME and BCF noted that, in general, BOE, BME and BCF performed better than their respective Peers in that each Fund’s performance was at or above the median of its Lipper Performance Universe in each of the one-year, three-year and since-inception periods reported.

The Boards of BQR and BGY noted that, in general, BQR and BGY performed better than their respective Peers in that each Fund’s performance was at or above the median of its Lipper Performance Universe in either the one-year or since-inception periods reported.

The Board of BQY noted that, in general, BQY performed better than its Peers in that BQY’s performance was at or above the median of its Lipper Performance Universe in two of the one-, three- and five-year periods reported. Additionally, working with the Board of BQY, BlackRock has restructured the investment process of BQY from an active quantitative, index-based investment approach to a fundamentally-based investment approach, thus allowing for greater portfolio management flexibility in picking individual equities and taking targeted sector and industry exposures.

The Boards of BDV and BDT noted that BDV and BDT performed below the median of their Lipper Peer Universe in each of the one-, three- and five-year periods reported. The Boards of BDV and BDT and BlackRock reviewed the reasons for each Fund’s underperformance during these periods compared with its Peers. The Boards of BDV and BDT were informed that, among other things, BDV and BDT are U.S. portfolios while many of their respective Peers appear to have invested globally. The non-U.S. markets outperformed the U.S. markets over the past five-years helping improve performance for those portfolios holding non-U.S. securities.

90	ANNUAL REPORT	OCTOBER 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of BDJ noted that BDJ performed below the median of its Lipper Peer Universe in each of the one-year, three-year and since-inception periods reported. The Board of BDJ and BlackRock reviewed the reasons for BDJ’s underperformance during these periods compared with its Peers. The Board of BDJ was informed that, among other things, BDJ is a U.S. portfolio while many of its Peers appear to have invested globally, including in emerging markets. These non-U.S. markets outperformed the U.S. markets over the past three-years helping improve performance for those portfolios holding non-U.S. securities.

The Boards of BDV, BDJ and BDT and BlackRock discussed BlackRock’s strategy for improving each Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist each Fund’s portfolio managers and to improve each Fund’s performance. Additionally, working with the Boards of BDV, BDJ and BDT, BlackRock has restructured the investment process of BDV, BDJ and BDT from an active quantitative, index-based investment approach to a fundamentally-based investment approach, thus allowing for greater portfolio management flexibility in picking individual equities and taking targeted sector and industry exposures.

C.	Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Boards, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. The Boards also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Boards reviewed BlackRock’s profitability with respect to each Fund and other funds the Boards currently oversee for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Boards of BDV, BDJ, BOE, BME, BGY, BQY and BDT noted that each of their respective Funds’ contractual management fee rate was lower than or equal to the median contractual management fee rate paid by the Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers.

The Boards of BQR and BCF noted that each of their respective Funds’ contractual management fee rate was above the median contractual management fee rate paid by the Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Boards of BQR and BCF also noted, however, that each Fund’s contractual management fee rate was reasonable relative to the median contractual management fee rate paid by the Fund’s peers.

The Board of BGR noted that BGR’s contractual management fee rate was above the median contractual management fee rate paid by BGR’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that BGR’s actual management fee rate, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee rate paid by BGR’s Peers, after giving effect to any expense reimbursements or fee waivers.

D. Economies of Scale

The Boards, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Boards also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of each Fund.

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is managed independently consistent with its own investment objectives. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex with total closed-end fund nets assets exceeding $10 billion, as of December 31, 2009, used a complex level breakpoint structure.

E. Other Factors Deemed Relevant by the Board Members

The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates

ANNUAL REPORT	OCTOBER 31, 2010	91

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Funds, including for administrative and distribution services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their respective Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including its Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its respective Fund for a one-year term ending June 30, 2011. The Board of each of BDV, BDJ, BDT, BQR, BGR, BGY, BCF and BQY, including its Independent Board Members, also unanimously approved the continuation of the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its respective Fund, for a one-year term ending June 30, 2011. As part of its approval, each Board considered the discussions of BlackRock’s fee structure, as it applies to its respective Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including its Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its respective Fund and its shareholders. In arriving at a decision to approve the Agreements, none of the Boards identified any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), common shareholders are automatically enrolled, to have all distributions of dividends and capital gains reinvested by BNY Mellon Shareowner Services (the “Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the plan.

After a Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on a Trust’s primary exchange or elsewhere (“open market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion in newly issued shares.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the plan administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035; or by calling 1-866-216-0242.

92	ANNUAL REPORT	OCTOBER 31, 2010

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended October 31, 2010.

	Payable Date	Long-term Capital Gains	Non-Taxable Return of Capital	Qualified Dividend Income for Individuals†	Dividends Qualifying for the Dividends Received Deduction for Corporations†	Short-Term Capital Gain Dividends for Non-U.S. Residents††	Foreign Source Income	Foreign Taxes Paid*

BDV	12/31/09	—	—	54.75%	55.04%	—	—	—
	3/31/10 - 9/30/10	—	—	44.22%	44.03%	—	—	—

BDJ	12/31/09	—	—	33.20%	33.20%	—	—	—
	3/31/10 - 9/30/10	—	100%	—	—	—	—	—

BDT	12/31/09	—	—	55.45%	55.94%	—	—	—
	3/31/10 - 9/30/10	—	—	51.57%	51.80%	—	—	—

BQR	12/31/09	—	—	11.97%	5.15%	—	—	—
	3/31/10 - 9/30/10	—	100%	—	—	—	—	—

BGR	12/31/09	—	—	16.82%	9.39%	—	—	—
	3/31/10 - 9/30/10	—	—	13.05%	6.36%	100%	—	—

BOE	11/30/09	—	—	8.49%	5.17%	—	—	—
	2/26/10 - 8/31/10	—	34.50%	23.12%	10.66%	21.87%	—	—

BME	12/31/09	—	—	12.50%	10.94%	—	—	—
	3/31/10 - 9/30/10	100%	—	—	—	—	—	—

BGY	12/31/09	—	—	5.00%	0.21%	—	3.28%	0.69%
	3/31/10 - 9/30/10	—	100%	—	—	—	—	—

BCF	12/31/09	—	—	7.72%	5.90%	—	—	—
	3/31/10 - 9/30/10	—	41.50%	56.49%	37.58%	—	—	—

BQY	11/30/09	—	—	42.02%	23.95%	—	—	—
	2/26/10 - 8/31/10	48.36%	—	68.37%	29.88%	74.35%	—	—
		—	—	—	—	—	—	—
		—	—	—	—	—	—	—

†	The Trusts hereby designate the percentages indicated above or the maximum amount allowable by law.

††	Represents the portion of the dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

*

The foreign taxes paid represent taxes incurred by the fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

ANNUAL REPORT	OCTOBER 31, 2010	93

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 2003

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				99 RICs consisting of 97 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chair of the Board and Chair of the Audit Committee and Trustee	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				99 RICs consisting of 97 Portfolios	AtriCure, Inc. (medical devices).

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 2003

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				99 RICs consisting of 97 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				99 RICs consisting of 97 Portfolios	The McClatchy Company (publishing) BellSouth (telecommunications) Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	99 RICs consisting of 97 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				99 RICs consisting of 97 Portfolios	BlackRock Kelso Capital Corp. (business development company)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				99 RICs consisting of 97 Portfolios	ADP (data and information services), KKR Financial Corporation (finance), Metropolitan Life Insurance Company (insurance).

94	ANNUAL REPORT	OCTOBER 31, 2010

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs, since 2006; Unit Head, Finance, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				99 RICs consisting of 97 Portfolios	None

Interested Trustees[3]
Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

				169 RICs consisting of 290 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				169 RICs consisting of 290 Portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2]

Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Fund’s board in 2007, each trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	OCTOBER 31, 2010	95

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust Officers[1]

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009[2]

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Trusts serve at the pleasure of the Board.
2	Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.

96	ANNUAL REPORT	OCTOBER 31, 2010

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on September 2, 2010 for shareholders of record on July 6, 2010, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any non-routine matter for any of the Trusts.

Below are the results with respect to each nominee, who will continue to serve as Directors for each of the Trust’s:

	Richard E. Cavanagh			Kathleen F. Feldstein			Henry Gabbay			Jerrold B. Harris

	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain

BDV	45,558,453	1,446,129	0	45,396,496	1,608,086	0	45,520,144	1,484,438	0	45,508,790	1,495,792	0
BDJ	59,714,987	1,502,697	0	59,623,846	1,593,838	0	59,686,685	1,530,999	0	59,672,638	1,545,046	0
BDT	19,921,328	980,301	0	19,691,423	1,210,206	0	19,918,258	983,371	0	19,907,610	994,019	0
BQR	11,450,684	214,259	0	11,399,730	265,213	0	11,431,177	233,766	0	11,433,952	230,991	0
BGR	26,959,228	481,945	0	26,891,008	550,165	0	26,939,136	502,037	0	26,952,953	488,220	0
BOE	58,113,477	1,392,523	0	58,007,498	1,498,502	0	58,096,903	1,409,097	0	58,075,967	1,430,033	0
BME	7,232,442	77,204	0	7,217,038	92,608	0	7,228,679	80,967	0	7,225,737	83,909	0
BGY	101,288,538	1,708,689	0	101,162,374	1,834,853	0	101,233,653	1,763,574	0	101,271,218	1,726,009	0
BCF	50,363,470	1,343,036	0	50,305,421	1,401,085	0	50,454,047	1,252,459	0	50,374,824	1,331,682	0
BQY	4,848,109	360,292	0	4,846,175	362,226	0	4,828,492	379,909	0	4,845,540	362,861	0

For each Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard S. Davis, Frank J. Fabozzi, James T. Flynn, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards.

Trust Certification

All Trusts, except BQY, are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial
Management, Inc.[1]
New York, NY 10022

Sub-Advisor
State Street Research &
Management Co.[2]
One Financial Center
Boston, MA 02111

Sub-Advisor
BlackRock Capital
Management, Inc[3]
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment
Management, LLC[4]
Plainsboro, NJ 08536

Sub-Advisor
BlackRock International Ltd.[4]
Edinburgh, Scotland
United Kingdom EH38JB

Custodian
The Bank of New York Mellon
New York, NY 10286

Transfer Agent
BNY Mellon Shareowner
Services
Jersey City, NJ 07310

Accounting Agent
The Bank of New York Mellon
Brooklyn, NY 11217

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
New York, NY 10281

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

1	For BDV, BDJ, BDT and BQY.
2	For BGR.
3	For BGY and BCF.
4	For BQR and BCF.

BDV, BDJ, BDT and BQY are managed by a team of investment professionals. Effective February 16, 2010, Robert Shearer, Kathleen Anderson and Kyle G. McClements are the Trusts’ co-portfolio managers responsible for the day-to-day management of each Trust’s portfolio and the selection of their investments. Mr. McClements has been a member of the Trusts’ management team since 2005.

Robert Shearer is Managing Director of BlackRock, Inc. since 2006.

Kathleen Anderson is Managing Director of BlackRock, Inc. since 2008 and Director thereof 2006 to 2007.

Kyle G. McClements is Managing Director of BlackRock, Inc. since 2010, Director thereof from 2006 to 2009 and Vice President thereof from 2005 to 2006.

ANNUAL REPORT	OCTOBER 31, 2010	97

Additional Information (continued)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

October 31, 2010

	Total Cumulative Distributions for the Fiscal Year					% Breakdown of the Total Cumulative Distributions for the Fiscal Year

	Net Investment Income	Net Realized Capital Gains (Short-Term)	Net Realized Capital Gains (Long-Term)	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains (Short-Term)	Net Realized Capital Gains (Long-Term)	Return of Capital	Total Per Common Share

BDV	$0.218508	$—	$—	$0.431492	$0.650000	34%	0%	0%	66%	100%
BDJ	$0.161502	$—	$—	$0.818498	$0.980000	16%	0%	0%	84%	100%
BDT	$0.267171	$—	$—	$0.382829	$0.650000	41%	0%	0%	59%	100%
BQR	$0.053484	$—	$—	$1.146516	$1.200000	4%	0%	0%	96%	100%
BGR	$0.261529	$1.358471	$—	$—	$1.620000	16%	84%	0%	0%	100%
BOE	$0.169689	$—	$—	$2.105311	$2.275000	7%	0%	0%	93%	100%
BME	$0.044573	$1.492927	$—	$—	$1.537500	3%	97%	0%	0%	100%
BGY	$0.136640	$—	$—	$1.453560	$1.590200	9%	0%	0%	91%	100%
BCF	$0.172713	$—	$—	$0.914487	$1.087200	16%	0%	0%	84%	100%
BQY	$0.282483	$0.117479	$0.059683	$—	$0.459645	61%	26%	13%	0%	100%

Each Trust, except BGR, BME and BQY, estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

BDV’s, BDJ’s, BDT’s and BQY’s Boards each approved a change to the investment strategy employed by each Trust. The Trusts have previously utilized a quantitative, index-based investment style in selecting equity investments. Pursuant to the new investment strategy, effective February 16, 2010, the Trusts now utilize an investment style based on a fundamental analysis of individual securities that is not index-based. As a result, under the Trusts’ new investment strategy, the Trusts are particularly dependent on the analytical abilities of BlackRock. There have been no changes to the Trusts’ investment objectives, guidelines and/or policies apart from the method used to implement their investment strategies. Each Trust will continue to emphasize dividend-paying and/or quality equities, as described in its prospectus, and will continue to utilize an option-writing strategy to enhance current gains.

Other than the revisions to BDV’s, BDJ’s, BDT’s and BQY’s investment strategy discussed above, during the period there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or bylaws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Other than as disclosed on page 97, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us other-

98	ANNUAL REPORT	OCTOBER 31, 2010

Additional Information (concluded)

General Information (concluded)

wise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding each Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding each Trust and does not, and is not intended to, incorporate BlackRock’s website into this report.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Trust voted proxies relating to securities held in each Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Trust Updates

BlackRock will update performance data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	OCTOBER 31, 2010	99

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

#CEF-ANN-BK10-1010

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock Dividend Achievers™ Trust	$37,300	$37,300	$0	$0	$6,100	$6,100	$0	$1,028

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock Dividend Achievers™ Trust	$16,877	$409,628

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –

Audit Committee of Listed Registrants

(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of October 31, 2010.

(a)(1) The registrant (or “Fund”) is managed by a team of investment professionals comprised of Kathleen Anderson, Managing Director at BlackRock, Inc., Robert Shearer, Managing Director at BlackRock, Inc., and Kyle G. McClements, CFA, Managing Director at BlackRock, Inc. Ms. Anderson and Messrs. Shearer and McClements are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Ms. Anderson and Messrs. Shearer and McClements have been members of the Fund’s portfolio management team since 2010.

Portfolio Manager	Biography

Kathleen Anderson	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. from 2006 to 2007; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006.

Robert Shearer	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2000 to 2006.

Kyle McClements

Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2006 to 2008; Vice President of BlackRock, Inc. in 2005; Vice President of State Street Research & Management from 2004 to 2005.

(a)(2) As of October 31, 2010:

	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
				Performance-Based

	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies

Kathleen Anderson	13	1	1	0	0	0

	$11.65 Billion	$95.07 Million	$32.39 Million	$0	$0	$0

Robert Shearer	15	2	1	0	0	0

	$12.68 Billion	$114.8 Million	$32.39 Million	$0	$0	$0

Kyle McClements	9	3	1	0	0	0

	$5.16 Billion	$159.3 Million	$12.23 Million	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. (individually and together with its affiliates, “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of October 31, 2010:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation for Mr. McClements

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to Mr. McClements, such benchmarks include a combination of market-based indices (e.g., Mergent Dividend Achievers Index, The S&P/Citigroup Global Broad Market Index, Lipper Health/Biotechnology Funds Index, The Russell 3000 Healthcare Index, NYSE Arca Tech 100 Index, MSCI World Index) and yield component.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Discretionary Incentive Compensation for Ms. Anderson and Mr. Shearer

Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to Ms. Anderson and Mr. Shearer, such benchmarks include a combination of Lipper Equity Income Funds and Utility Income Fund classifications.

Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

          Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Ms. Anderson and Messrs. McClements and Shearer have each received awards under the LTIP.

          Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Ms. Anderson and Messrs. McClements and Shearers have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

          Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of October 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities
of the Fund Beneficially Owned

Kyle G. McClements	None

Kathleen Anderson	None

Robert Shearer	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –

Submission of Matters to a Vote of Security Holders – On October 25, 2010, the Board of Trustees of the Fund amended and restated in its entirety the bylaws of the Fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws were deemed effective as of October 28, 2010 and set forth, among other things, the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing trustee nominations at any annual meeting or special meeting in lieu of an annual meeting or other business to be considered at an annual meeting or special meeting.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

12(c) –	Notices to the registrant’s common shareholders in accordance with 1940 Act Section 19(a) and Rule 19a-1[1]

[1] The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Dividend Achievers™ Trust

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Dividend Achievers™ Trust

Date: January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Dividend Achievers™ Trust

Date: January 5, 2011

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Dividend Achievers™ Trust

Date: January 5, 2011